Coho Partners, Ltd.
300 Berwyn Park
801 Cassatt Road, Suite 100
Berwyn, Pennsylvania 19312

October 29, 2025
Dear Shareholder,
We have important information concerning your investment in Coho Relative Value Equity Fund (the “Coho Fund”), a series of Managed Portfolio Series (the “MPS Trust”). A special meeting (the “Special Meeting”) of the shareholders of the Coho Fund will be held on November 25, 2025, at 12:00 p.m., Central time, at the offices of the Coho Fund’s administrator, U.S. Bank Global Fund Services, 777 East Wisconsin Avenue, 5th Floor, Milwaukee, Wisconsin 53202. The purpose of the Special Meeting is to vote on an important proposal that affects your investment in the Coho Fund. These materials discuss the proposal to be voted on at the Meeting and contain a Notice of Special Meeting of Shareholders, a Proxy Statement/Prospectus (the “Proxy Statement/Prospectus”), and proxy card.
As the investment adviser to the Coho Fund, we (Coho Partners, Ltd. (“Coho”)) have entered into an agreement to sell our fund management business to Huber Capital Management, LLC (“Huber”), the investment adviser to the Huber family of mutual funds (the “Transaction”). By approving the reorganization of the Coho Fund into the Huber Select Large Cap Value Fund (the “Acquiring Fund”), an existing series of Advisors Series Trust (“AST”) (the “Reorganization”), shareholders of the Coho Fund will have the opportunity to continue their investment in another fund, that has a different investment objective, but similar principal investment strategies to those of the Coho Fund through a tax-free reorganization. After the closing of the Reorganization, the Acquiring Fund will continue to be managed by the portfolio manager who is currently responsible for the management of the Acquiring Fund.
We have made the difficult decision to liquidate the other Coho mutual fund and, upon the closing of the Reorganization of the Coho Fund into the Acquiring Fund, we intend to completely terminate our investment advisory business. While the expenses of the Acquiring Fund are higher than those of the Coho Fund, we believe that shareholders of the Coho Fund would benefit from becoming shareholders of the Acquiring Fund, which has an investment adviser that is well positioned to facilitate and support the future growth of the Acquiring Fund. If the Reorganization is not approved by shareholders, we would likely recommend to the MPS Trust that the Coho Fund be terminated and liquidated in its entirety.
In order to allow you to continue to be invested in a strategy that is similar to that of the Coho Fund, and in connection with the Transaction, the Board of Trustees of the MPS Trust, including all trustees who are not “interested persons” of Coho under the Investment Company Act of 1940 Act (the “1940 Act”), has unanimously approved the entry into an Agreement and Plan of Reorganization pursuant to which the Coho Fund would be reorganized into the Acquiring Fund, subject to approval of the Coho Fund’s shareholders. Pursuant to the Reorganization, shareholders of the Coho Fund would exchange their current shares of the Coho Fund for Institutional Class shares of the Acquiring Fund of equal value. After careful consideration, we have recommended the approval of an Agreement and Plan of Reorganization (the “Plan”) to reorganize the Coho Fund into the Acquiring Fund.
As is discussed in more detail in the enclosed Proxy Statement/Prospectus, there are certain differences between the Acquiring Fund and the Coho Fund. The Acquiring Fund has a higher advisory fee and annual operating expenses compared to the Coho Fund. Under the current investment advisory agreement, the Coho Fund pays an advisory fee of 0.70% of the Coho Fund’s average daily net assets to Coho. However, under the investment advisory agreement with Huber, the Acquiring Fund pays an advisory fee of 0.99% of the Acquiring Fund’s average daily net assets (although Huber is currently voluntarily reducing the advisory fee to 0.80% through at least February 28, 2026).
In addition, there is expected to be a difference in the total annual fund operating expenses for the Acquiring Fund as compared to the Coho Fund. The Coho Fund operated under an expense cap of 0.79% for the twelve months ended July 31, 2025. The Acquiring Fund’s Institutional Class shares operated under an expense cap of 0.99% for the twelve months ended October 31, 2024. The Acquiring Fund’s adviser has contractually agreed to continue to operate at the expense cap of 0.99% (“Expense Cap”) after the closing of the Reorganization. The Expense Cap is indefinite, and will remain in effect for at least two years after the closing of the Reorganization. The Coho Fund is not subject to any 12b-1 fees or sales charges. Institutional class shares of the Acquiring Fund may accrue up to 0.25% in 12b-1 fees of the average daily net assets and may accrue up to 0.15% in shareholder servicing plan fees of the average daily net assets. However, accrual for the Acquiring Fund’s Institutional Class shares is currently set at 0.00% through at least February 28, 2028, for both 12b-1 fees and shareholder servicing plan fees, and any accrual increase must first be approved by the AST Board of Trustees.
Shareholder Letter    1

Finally, there are differences between the investment objectives of Target Fund and the Acquiring Fund as well as some differences in the strategies and risks; however, there are several similarities in the Funds’ investments, including that both Funds invest in large cap securities.
The Reorganization is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes. No sales loads, redemption fees, commissions or other transactional fees will be imposed on shareholders in connection with the tax-free exchange of their shares. Unlike the Coho Fund, a 1.00% redemption fee currently applies to all shares of the Acquiring Fund held for 60 days or less.
As further explained in the enclosed Proxy Statement/Prospectus, upon satisfaction of the conditions set forth in the Plan, your current shares in Coho Fund will be exchanged for shares of the Acquiring Fund, at the closing of the Reorganization. This exchange is expected to be a tax-free exchange for shareholders.
If Coho Fund shareholders approve the Reorganization, and the conditions set forth in the Agreement and Plan of Reorganization are satisfied, the Reorganization will take effect on or about November 28, 2025. At that time, the shares of the Coho Fund that you currently own would, in effect, be exchanged on a tax-free basis for Institutional Class shares of the Acquiring Fund with the same aggregate value, as follows:

Managed Portfolio Series		Advisors Series Trust
Coho Relative Value Equity Fund	→	Huber Select Large Cap Value Fund
Institutional Class
The Board of Trustees of Managed Portfolio Series, on behalf of the Coho Relative Value Equity Fund, has unanimously approved the proposed Reorganization, at the request of Coho Partners, Ltd., subject to approval by the Coho Relative Value Equity Fund’s shareholders.
If shareholders of the Coho Fund do not approve the Plan, the Coho Fund will not be reorganized into the Acquiring Fund and will remain as a series within MPS Trust. In this instance, Coho and the Board of the MPS Trust will have to consider other alternatives, including the possibility of liquidating the Coho Fund.
More information on the Acquiring Fund, reasons for the proposed Reorganization and benefits to the Coho Fund’s shareholders is contained in the enclosed Proxy Statement/Prospectus. You should review the Proxy Statement/Prospectus carefully and retain it for future reference. Shareholder approval is required to effect the Reorganization which is expected to close on or about November 28, 2025.
If you have any questions about the Proposal or the proxy card, please call our proxy solicitation firm, Okapi Partners LLC, toll-free at (888) 785-6709. Representatives are available Monday through Friday 9:00 AM to 9:00 PM (EST).
Thank you for your response and for your continued investment in the Coho Relative Value Equity Fund.
Sincerely,

/s/ Glenn Dever

Glenn Dever, President
Coho Partners, Ltd.

Shareholder Letter    2

Coho Relative Value Equity Fund
A Series of Managed Portfolio Series
615 East Michigan Street
Milwaukee, Wisconsin 53202
866-264-6234
Notice of Special Meeting of Shareholders to be held on November 25, 2025
Notice is hereby given that a special meeting (the “Meeting”) of shareholders of the Coho Relative Value Equity Fund (the “Coho Fund” or the “Target Fund”), a series of Managed Portfolio Series (the “MPS Trust”), has been scheduled for November 25, 2025, at 12:00 p.m., Central time, to be held at 777 East Wisconsin Avenue, 5th Floor, Milwaukee, Wisconsin 53202 to vote on the following proposal (the “Proposal”), and any other matters that may properly come before the Meeting or any adjournment or postponement thereof:
1.To approve an Agreement and Plan of Reorganization (the “Plan”) between the MPS Trust, on behalf of the Coho Fund, and the Huber Select Large Cap Value Fund (the “Huber Fund” or the “Acquiring Fund”), a series of Advisors Series Trust (“AST”), that provides for: (i) the acquisition of the assets and assumption of the liabilities of the Coho Fund by the Huber Fund in exchange solely for Institutional class shares of the Huber Fund of equal value, (ii) the pro rata distribution of such shares to the shareholders of the Coho Fund, and (iii) the complete liquidation and dissolution of the Coho Fund.
2.To transact such other business as may properly come before the Special Meeting and any adjournments thereof.
The Proposal will be completed only if Target Fund’s shareholders approve the Proposal. Target Fund shareholders of record as of the close of business on October 15, 2025 are entitled to receive notice of, and to vote at, the Meeting or any adjournment thereof. If any other proposals in addition to the Proposal properly come before the Meeting or any adjournment or postponement thereof, then the shareholders of the Target Fund will vote separately on each such proposal.

By order of the Board,

__/s/ Brian R. Wiedmeyer______
Brian R. Wiedmeyer, President
October 29, 2025

YOUR VOTE IS IMPORTANT.
PLEASE RETURN YOUR PROXY CARD OR VOTING INSTRUCTION CARD PROMPTLY.

Please vote your shares by completing the enclosed proxy card and returning it in the enclosed postage paid return envelope or by voting by telephone or via the internet using the instructions on the proxy card. If you are voting by mail, please sign and promptly return the proxy card in the postage paid return envelope regardless of the number of shares owned. Proxy card instructions may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy card or by participating in the Meeting and casting your vote. Revocations must be received prior to the start of the Meeting, which is currently scheduled for November 25, 2025, at 12:00 p.m., Central time.
The Board of Trustees of the MPS Trust believes that the proposed Reorganization is in the best interests of the Target Fund’s shareholders and recommends that you vote “FOR” the approval of the Plan to authorize the Reorganization with respect to the Target Fund.
Important Notice Regarding the Availability of Proxy Materials for the
Meeting to be Held on November 25, 2025 or any Adjournment or Postponement thereof
This Notice and the Proxy Statement are available on the internet at www.OkapiVote.com/Coho. On this website, you will be able to access this Notice, the Proxy Statement, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.
Notice of Special Meeting

____________________________________
PROXY STATEMENT/PROSPECTUS
DATED OCTOBER 29, 2025
For the Reorganization of

Coho Relative Value Equity Fund
A Series of Managed Portfolio Series
615 East Michigan Street
Milwaukee, Wisconsin 53202
866-264-6234
Into
Huber Select Large Cap Value Fund
A Series of Advisors Series Trust
615 East Michigan Street
Milwaukee, Wisconsin 53202
888-482-3726

This Proxy Statement/Prospectus is provided in connection with the solicitation of proxies to be voted at a special meeting of shareholders (the “Meeting”) of Coho Relative Value Equity Fund (the “Coho Fund” or the “Target Fund”), a series of Managed Portfolio Series (the “MPS Trust”). The Meeting is scheduled for November 25, 2025, at 12:00 p.m., Central time, to be held at 777 East Wisconsin Avenue, 5th Floor, Milwaukee, Wisconsin 53202. At the Meeting, you and other shareholders of the Target Fund will be asked to consider and vote upon the following proposal (the “Proposal”) and any other matters that may properly come before the Meeting or any adjournment or postponement thereof:
1.To approve an Agreement and Plan of Reorganization (the “Plan”) between the MPS Trust, on behalf of the Coho Fund, and the Huber Select Large Cap Value Fund (the “Huber Fund” or the “Acquiring Fund”), a series of Advisors Series Trust (“AST”), that provides for: (i) the acquisition of the assets and assumption of the liabilities of the Coho Fund by the Huber Fund in exchange solely for Institutional class shares of the Huber Fund of equal value, (ii) the pro rata distribution of such shares to the shareholders of the Coho Fund, and (iii) the complete liquidation and dissolution of the Coho Fund.
2.To transact such other business as may properly come before the Special Meeting and any adjournments thereof.
If shareholders of the Target Fund vote to approve the Plan on behalf of the Target Fund, shareholders of the Target Fund will receive Institutional class shares of the Acquiring Fund, a series of AST, in the Reorganization having a total dollar value equal to the value of their investment in the Target Fund immediately prior to the Reorganization, as determined pursuant the Plan. The Target Fund will then be liquidated and dissolved. The Target Fund and the Acquiring Fund may be referred to herein as a “Fund” or the “Funds.”
The Reorganization is anticipated to be a tax-free transaction for the Target Fund and its shareholders.
The Board of Trustees of the MPS Trust (the “Board”) has approved the Plan and has determined that approval of the Reorganization is in the best interests of the Target Fund, and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization. Accordingly, the Board recommends that shareholders of the Target Fund vote “FOR” the Proposal.
The Target Fund and the Acquiring Fund have similar investment policies, investment strategies, investment risk profiles, and each operate as a “diversified” Fund under the Investment Company Act of 1940, as amended (the “1940 Act”). As discussed below, there are certain differences between the Acquiring Fund and the Coho Fund. The Acquiring Fund has a higher advisory fee and annual operating expenses compared to the Coho Fund. Under the current investment advisory agreement, the Coho Fund pays an advisory fee of 0.70% of the Coho Fund’s average daily net assets to Coho. However, under the investment advisory agreement with Huber, the Acquiring Fund pays an advisory fee of 0.99% of the Acquiring Fund’s average daily net assets (although Huber is currently voluntarily reducing the advisory fee to 0.80% through at least February 28, 2026).

Proxy Statement/Prospectus

In addition, there is expected to be a difference in the total annual fund operating expenses for the Acquiring Fund as compared to the Coho Fund. The Coho Fund operated under an expense cap of 0.79% for the twelve months ended July 31, 2025. The Acquiring Fund’s Institutional Class shares operated under an expense cap of 0.99% for the twelve months ended October 31, 2024. The Acquiring Fund’s adviser has contractually agreed to continue to operate at the expense cap of 0.99% (“Expense Cap”) after the closing of the Reorganization. The Expense Cap is indefinite, and will remain in effect for at least two years after the closing of the Reorganization. The Coho Fund is not subject to any 12b-1 fees or sales charges. Institutional class shares of the Acquiring Fund may accrue up to 0.25% in 12b-1 fees of the average daily net assets and may accrue up to 0.15% in shareholder servicing plan fees of the average daily net assets. However, accrual for the Acquiring Fund’s Institutional Class shares is currently set at 0.00% through at least February 28, 2028, for both 12b-1 fees and shareholder servicing plan fees, and any accrual increase must first be approved by the AST Board of Trustees.

Finally, there are differences between the investment objectives of Target Fund and the Acquiring Fund as well as some differences in the strategies and risks; however, there are several similarities in the Funds’ investments, including that both Funds invest in large cap securities.
Huber Capital Management, LLC (“Huber”) serves as investment adviser to the Acquiring Fund and will continue to serve as the investment adviser of the Acquiring Fund with the same portfolio manager responsible for day-to-day management following the Reorganization.
In preparation for the closing of the Reorganization, the last day to purchase or redeem shares of the Target Fund will be November 28, 2025. The Reorganization is expected to be effective as the end of trading on November 28, 2025.
This Proxy Statement/Prospectus sets forth concisely the information you should know about the Reorganization of the Target Fund and constitutes an offering of the shares of the Acquiring Fund issued in the Reorganization. Please read it carefully and retain it for future reference.
In addition, the following documents each have been filed with the United States Securities and Exchange Commission (the “SEC”), and are incorporated herein by reference:
•the Statement of Additional Information dated October 29, 2025 relating to this Proxy Statement/Prospectus (the “Reorganization SAI”);
•the Prospectus related to the Target Fund, dated November 28, 2024, as supplemented;
•the Statement of Additional Information related to the Target Fund, dated November 28, 2024;
•the Supplement to the Prospectus and SAI related to the Target Fund, dated September 24, 2025;

•the Certified Shareholder Report on Form N-CSR to shareholders of the Target Fund for the fiscal year ended July 31, 2025 which is on file with the SEC (http://www.sec.gov) (File No. 811-22525) (Accession No. 0001133228-25-010087); and
•the Prospectus and Statement of Additional Information related to the Acquiring Fund, dated February 28, 2025, as supplemented;
•the Certified Shareholder Report on Form N-CSR to shareholders of the Acquiring Fund for the fiscal year ended October 31, 2024 which is on file with the SEC (http://www.sec.gov) (File No. 811-07959) (Accession No. 0001133228-25-000329); and
•the Certified Shareholder Report on Form N-CSRS to shareholders of the Acquiring Fund for the fiscal year ended April 30, 2025 which is on file with the SEC (http://www.sec.gov) (File No. 811-07959) (Accession No. 0001133228-25-007166).
This Proxy Statement/Prospectus will be mailed on or about November 4, 2025 to shareholders of record of the Target Fund as of October 15, 2025 (the “Record Date”).
The Target Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, file reports and other information, including proxy materials, with the SEC.
The Target Fund’s Prospectus, Statement of Additional Information, annual and semi-annual reports and the Statement of Additional Information related to this Proxy Statement/Prospectus are available upon request and without charge by writing to the Fund at Coho Relative Value Equity Fund, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City,
Proxy Statement/Prospectus

Missouri 64121-9252 or by calling toll-free at 866-264-6234. They are also available, free of charge, at the Fund’s website at www.cohofunds.com. This information is also accessible via the EDGAR database on the SEC’s internet site at www.sec.gov.
The Acquiring Fund’s Prospectus, Statement of Additional Information, annual and semi-annual reports and the Statement of Additional Information related to this Proxy Statement/Prospectus are available upon request and without charge by writing to the Fund at Huber Select Large Cap Value Fund, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, Missouri 64121-9252 or by calling toll-free at 888-482-3726. They are also available, free of charge, at the Fund’s website at www.hubercap.com. This information is also accessible via the EDGAR database on the SEC’s internet site at www.sec.gov.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE U.S. SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
AN INVESTMENT IN THE ACQUIRING FUND IS NOT A DEPOSIT WITH A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU MAY LOSE MONEY BY INVESTING IN THE ACQUIRING FUND.

Proxy Statement/Prospectus

Proxy Statement/Prospectus    i

QUESTIONS AND ANSWERS
We recommend that you read the enclosed Proxy Statement/Prospectus. In addition to the detailed information in the Proxy Statement/Prospectus, the following questions and answers provide an overview of key features of the Reorganization.
Question 1: What is this document and why did you send it to me?
Answer: The attached document is a Proxy Statement for Coho Relative Value Equity Fund (the “Coho Fund” or the “Target Fund”), a series of Managed Portfolio Series (the “MPS Trust”), and a prospectus for the Huber Select Large Cap Value Fund (the “Huber Fund” or the “Acquiring Fund”), a series of Advisors Series Trust (“AST”). The purpose of this Proxy Statement/Prospectus (the “Proxy Statement/Prospectus”) is to solicit votes from shareholders of the Coho Fund to approve the proposed reorganization of the Coho Fund into the Acquiring Fund (the “Reorganization”) as described in the Agreement and Plan of Reorganization between the MPS Trust and AST (the “Plan”).
The Proxy Statement/Prospectus contains information that shareholders of the Coho Fund should know before voting on the Reorganization. The Proxy Statement/Prospectus should be reviewed and retained for future reference.
Question 2: What is the purpose of the Reorganization?
Answer: Coho Partners, Ltd. (“Coho”), the investment adviser to the Coho Fund, entered into an agreement to sell its fund management business to Huber Capital Management, LLC (“Huber”), the investment adviser to the Acquiring Fund. By approving the reorganization of the Coho Fund into the Acquiring Fund, shareholders of the Coho Fund will have the opportunity to continue their investment in another fund, that has a different investment objective, but similar principal investment strategies to those of the Coho Fund through a tax-free reorganization of the Coho Fund into the Acquiring Fund. Following the Reorganization, the Acquiring Fund will continue to be advised by Huber and the same portfolio manager will continue to be responsible for day-to-day management of the Huber Fund and for selecting portfolio holdings.
Coho believes that shareholders of the Coho Fund would benefit from becoming shareholders of the Acquiring Fund, which has an investment adviser that is well positioned to facilitate and support the future growth of the Acquiring Fund.
Question 3: How does the MPS Trust’s Board of Trustees (the “Board”) recommend that I vote?
Answer: After careful consideration and upon recommendation of Coho, the MPS Trust’s Board unanimously recommends that you vote FOR the Plan on behalf of the Target Fund. At a special meeting held on September 23, 2025, the Board, on behalf of the Target Fund, considered the proposal to reorganize the Target Fund with and into the Acquiring Fund, and unanimously approved the Plan, and voted to recommend that shareholders of the Target Fund vote to approve the Plan.
Question 4: How will the Reorganization work?
Answer: The Reorganization is structured as a transfer of all the assets of the Coho Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of all the liabilities of the Coho Fund and for the issuance and delivery of Institutional class shares of the Acquiring Fund pro rata to Coho Fund shareholders, who will then become shareholders of the Acquiring Fund. Subsequently, the Coho Fund will be liquidated.
Please refer to the Proxy Statement/Prospectus for a detailed explanation of the Proposal. If the Plan is approved by shareholders of the Coho Fund at the Special Meeting of Shareholders (the “Special Meeting”), the Reorganization presently is expected to be effective on or about the close of business on November 28, 2025.
Question 5: How will the Reorganization affect me as a shareholder?
Answer: If shareholders approve the Reorganization, the assets and liabilities of the Coho Fund will be transferred to and/or assumed by the Acquiring Fund. The Acquiring Fund will set up an account in your name, and your account will receive shares of the Acquiring Fund. After the Reorganization is completed, the Coho Fund will liquidate. The value of shares of the Acquiring Fund you receive in the Reorganization will equal the value of the shares of the Coho Fund you own immediately prior to the Reorganization.
The Acquiring Fund has a higher advisory fee and higher annual operating expenses.
The Reorganization will result in a change in portfolio management responsibility as described below. The Acquiring Fund has a different investment objective, but similar principal investment strategies to those of the Coho Fund.
Proxy Statement/Prospectus    1

As part of the Reorganization, the Coho Fund, a series of MPS Trust, which is a Delaware statutory trust, will transfer its assets to the Acquiring Fund, a series of Advisors Series Trust, which is also organized as a Delaware statutory trust.
Question 6: Who will manage the Acquiring Fund after the Reorganization?
Answer: The Acquiring Fund will have a different investment adviser, Huber Capital Management, LLC, from the Coho Fund. The Acquiring Fund will continue to be managed by the portfolio manager who is currently responsible for the management of the Acquiring Fund.
Question 7: How will the Reorganization affect the fees and expenses I pay as a shareholder of the Coho Fund?
Answer: The Acquiring Fund has a higher advisory fee and annual operating expenses compared to the Coho Fund. Under the current investment advisory agreement, the Coho Fund pays an advisory fee of 0.70% of the Coho Fund’s average daily net assets to Coho. However, under the investment advisory agreement with Huber, the Acquiring Fund pays an advisory fee of 0.99% of the Acquiring Fund’s average daily net assets (although Huber is currently voluntarily reducing the advisory fee to 0.80% through at least February 28, 2026).
In addition, there is expected to be a difference in the total annual fund operating expenses for the Acquiring Fund as compared to the Coho Fund. The Coho Fund operated under an expense cap of 0.79% for the twelve months ended July 31, 2025. The Acquiring Fund’s Institutional Class shares operated under an expense cap of 0.99% for the twelve months ended October 31, 2024. The Acquiring Fund’s adviser has contractually agreed to continue to operate at the expense cap of 0.99% (“Expense Cap”) after the closing of the Reorganization. The Expense Cap is indefinite, and will remain in effect for at least two years after the closing of the Reorganization. The Coho Fund is not subject to any 12b-1 fees or sales charges. Institutional class shares of the Acquiring Fund may accrue up to 0.25% in 12b-1 fees of the average daily net assets and may accrue up to 0.15% in shareholder servicing plan fees of the average daily net assets. However, accrual for the Acquiring Fund’s Institutional Class shares is currently set at 0.00% through at least February 28, 2028, for both 12b-1 fees and shareholder servicing plan fees, and any accrual increase must first be approved by the AST Board of Trustees.
The Expense Cap operates as follows: Huber has contractually agreed to waive all or a portion of its management fees and pay expenses of the Huber Fund to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses (“AFFE”), interest expense, taxes, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees and any other class-specific expenses) do not exceed 0.99% of the average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will remain in effect through at least February 28, 2028, and may be terminated only by the Trust’s Board. Huber may request recoupment of previously waived fees and paid expenses pursuant to the contract from the Fund for 36 months from the date they were waived or paid, subject to the Expense Cap at the time such amounts were waived or at the time of recoupment, whichever is lower.
Question 8: Will the Reorganization result in any U.S. federal income taxes?
Answer: The Reorganization of the Coho Fund with and into the Acquiring Fund is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes. Shareholders of the Coho Fund are not expected to recognize any gain or loss for U.S. federal income tax purposes as a result of the Reorganization. Shareholders should consult their tax adviser about possible state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Reorganization only.
Question 9: Will I be charged a sales charge or contingent deferred sales charge (CDSC) as a result of the Reorganization?
Answer: No sales loads, commissions or other transactional fees will be imposed on shareholders in connection with the Reorganization.
Question 10: Will there be any repositioning costs associated with the Reorganization?
Answer: It is expected that the Acquiring Fund will reposition its portfolio holdings in the ordinary course of business after the consummation of the Reorganization to align the securities received from the Coho Fund with those of the Acquiring Fund. Based on the Coho Fund’s holdings and shares outstanding as of October 15, 2025, it is estimated that such portfolio repositioning will result in brokerage and other transaction costs, including trading taxes, consistent with historical trading costs of less than $0.01 per share. These brokerage and other transaction costs will be borne by shareholders of the Acquiring Fund. The Acquiring Fund estimates that the proposed portfolio repositioning would not result in any net realized capital gain distributions to be distributed to Acquiring Fund Shareholders given the capital loss carry forwards available to the Acquiring Fund.
Proxy Statement/Prospectus    2

Question 11: How do the investment objectives and principal investment strategies of the Coho Fund and the Acquiring Fund compare?
Answer: The Target Fund and the Acquiring Fund have similar investment policies, investment strategies, investment risk profiles, and each operate as a “diversified” Fund under the Investment Company Act of 1940, as amended (the “1940 Act”). One difference between the Target Fund and the Acquiring Fund is that the Target Fund’s investment objective is to seek total return, while the Acquiring Fund’s investment objective is to seek to achieve current income and capital appreciation. In addition, the Target Fund’s principal investment strategy includes investing in equity securities, primarily common stocks, with a focus on dividend paying stocks, while the Acquiring Fund’s principal investment strategy includes investing in a diversified portfolio of common stocks in large capitalization U.S. companies (“large cap companies”) whose stocks are considered by the Adviser to be undervalued. Accordingly, the Target Fund and Acquiring Fund are subject to certain different risks. More details on these differences are included in this Proxy Statement/Prospectus.
Question 12: Why do I need to vote?
Answer: Your vote is needed to ensure that a quorum and sufficient votes are present at the Special Meeting so that the Proposal can be acted upon. Your immediate response on the enclosed proxy card will help prevent the need for any further solicitations for a shareholder vote, which will result in additional expenses. Your vote is very important to us regardless of the number of shares you own.
Question 13: Who is paying for expenses related to the Special Meeting and the Reorganization?
Answer: Huber will pay all costs relating to the Reorganization, including the costs relating to the Special Meeting and the Proxy Statement/Prospectus, with the exception of any direct costs incurred by Coho.
Additionally, as discussed in more detail above under Question 10: “Will there be any repositioning costs associated with the Reorganization?” it is currently expected that the Acquiring Fund will reposition its portfolio holdings in the ordinary course of business after the consummation of the Reorganization to align the securities received from the Coho Fund with those of the Acquiring Fund. It is estimated that such portfolio repositioning will result in brokerage and other transaction costs, including trading taxes, consistent with historical trading costs of less than $0.01 per share. These brokerage and other transaction costs will be borne by shareholders of the Acquiring Fund.
Question 14: What will happen if the Plan is not approved by shareholders?
Answer: The consummation of a Reorganization of the Coho Fund is contingent on approval of the Plan by shareholders of the Coho Fund. Thus, if shareholders of the Coho Fund do not approve the Plan, the Coho Fund will not be reorganized into the Acquiring Fund and will remain as a series within MPS Trust. In this instance, Coho and the Board of the MPS Trust will have to consider other alternatives, including the possibility of liquidating the Coho Fund.
Question 15: What happens if I do not wish to participate in the Reorganization and own shares of the Acquiring Fund?
Answer: Assuming the Reorganization is approved by shareholders of the Coho Fund, you may redeem your shares of the Coho Fund at any time before the closing of the Reorganization. After the closing of the Reorganization, you may also redeem your shares of the Acquiring Fund on any day in accordance with the procedures described in the Acquiring Fund’s prospectus. Such redemptions will be taxable to you if you hold your shares in a taxable account.
Question 16: How do I vote my shares?
Answer: You can vote your shares by mail, telephone or internet by following the instructions on the enclosed proxy card.
Question 17: Who do I call if I have questions?
Answer: If you have any questions about the Proposal or the proxy card, please call Okapi Partners LLC, toll-free at: (888) 785-6709. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 9:00 PM (EST).
Question 18: How do the purchase procedures of the funds compare?
Answer: Shares of the Target Fund and Acquiring Fund are sold on a continuous basis by Quasar Distributors, LLC (the “Distributor”) at the next calculated NAV per share at the end of the trading day that the NYSE is scheduled to be open for business.
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Question 19: How do the redemption procedures and exchange privileges of the funds compare?
Answer: Shares of both the Target Fund and Acquiring Fund may be sold (redeemed) at the next calculated NAV directly with the Target Fund each day that the NYSE is scheduled to be open for business. The Target Fund provides for the exchange of shares for other mutual funds managed by Coho. The Acquiring Fund provides for the exchange of shares for other mutual funds managed by Huber.
Question 20: What is the anticipated timing of the reorganization?
Answer: The Meeting is scheduled to occur on November 25, 2025. If the necessary shareholder approval is obtained at the Meeting and all other closing conditions of the Reorganization under the Plan are satisfied or waived, the Reorganization is currently expected to be completed on or about November 28, 2025.
Question 21: How will shareholder voting be handled?
Answer: Shareholders who own shares of the Target Fund at the close of business on October 15, 2025 (the “Record Date”), will be entitled to one vote for each share held, including a fractional vote for each fractional share held, with no shares having cumulative voting rights. Approval of the Plan by the Target Fund requires the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Target Fund that are present at the Meeting if holders of shares representing more than 50% of the outstanding voting securities of the Target Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Target Fund (“1940 Act Majority Vote”). Okapi Partners LLC, is a company that has been retained by the Huber to assist in the solicitation and tabulation of shareholder votes. Okapi Partners LLC, is not affiliated with the Funds, Coho, Huber, MPS Trust or AST.
Please vote by proxy as soon as you receive this Proxy Statement/Prospectus. You may cast your vote by completing, signing, and mailing the enclosed proxy card(s), by calling the number on the enclosed proxy card(s) if eligible, or, online by following the online instructions if your account is eligible. If you vote by any of these methods, the persons appointed as proxies will officially cast your votes on your behalf at the Meeting. You may also attend the Meeting and cast your vote at the Meeting.
You can revoke your proxy or change your voting instructions at any time until the vote is taken at the Meeting. For more details about shareholder voting, see the “Voting Information” section of this Proxy Statement/Prospectus.

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SUMMARY OF KEY INFORMATION
This is only a summary of certain information contained in this Proxy Statement/Prospectus. You should read the more complete information in the rest of this Proxy Statement/Prospectus, including the Plan (attached as Appendix B).
As used here, the term “Reorganization” refers collectively to the transfer of all the assets of the Coho Fund to the Acquiring Fund, a series of AST, in exchange for Institutional Class shares of the Acquiring Fund and the assumption by the Acquiring Fund of all liabilities of the Coho Fund, and the distribution of such Acquiring Fund shares to the shareholders of the Coho Fund in complete liquidation of the Coho Fund.
The Acquiring Fund may buy and sell portfolio securities in the ordinary course consistent with its investment strategies. It is currently expected that the Acquiring Fund will reposition its portfolio holdings in the ordinary course of business after the consummation of the Reorganization to align the securities received from the Coho Fund with those of the Acquiring Fund. It is estimated that such portfolio repositioning will result in brokerage and other transaction costs, including trading taxes, consistent with historical trading costs of less than $0.01 per share. These brokerage and other transaction costs will be borne by shareholders of the Acquiring Fund. The Acquiring Fund estimates that the proposed portfolio repositioning would not result in any net realized capital gain distributions to be distributed to Acquiring Fund Shareholders given the capital loss carry forwards available to the Acquiring Fund. The Reorganization is expected to be a tax-free reorganization for federal income tax purposes under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). For information on the U.S. federal income tax consequences of the Reorganization, see the section entitled “Information About the Reorganization – Federal Income Tax Consequences” in this Proxy Statement/Prospectus.
The Board has fixed the close of business on October 15, 2025 as the Record Date for the determination of shareholders entitled to notice of and to vote at the Special Meeting and any adjournments thereof. In considering whether to approve a proposal relating to the Reorganization, you should review the information in this Proxy Statement/Prospectus that relates to the Proposal and the Reorganization generally.
FEES AND EXPENSES
Coho Partners, Ltd. (“Coho”) serves as the investment adviser to the Target Fund. Huber Capital Management, LLC (“Huber”) serves as the investment adviser to the Acquiring Fund and will continue to serve as the investment adviser to the Acquiring Fund following the Reorganization. There is a difference in the management fee arrangement for the Target Fund as compared to the Acquiring Fund. Under the investment advisory agreement between Coho and MPS Trust, on behalf of the Target Fund, the Fund pays an advisory fee of 0.70% of the Target Fund’s average daily net assets. However, under the investment advisory agreement between and Huber and AST, on behalf of the Acquiring Fund, the Acquiring Fund is subject to pays an advisory fee of 0.99% of the Acquiring Fund’s average daily net assets. Huber has voluntarily agreed to reduce the Acquiring Fund’s management fee, from 0.99% to 0.80%, through at least February 28, 2026, and Huber cannot recoup these amounts. The Funds’ investment advisory agreements are further described under “Management of the Funds – Investment Advisory Agreements,” below.
The following tables summarize the fees and expenses you may pay as an investor in the Acquiring Fund and the Target Fund. The tables summarize the expenses that the Target Fund incurred for the fiscal year ended July 31, 2025, the expenses for the Acquiring Fund for the fiscal year ended October 31, 2024, and the pro forma estimated expense ratios of the Acquiring Fund for the 12‑month period ended October 31, 2024 assuming consummation of the Reorganization at the beginning of such period. Pro forma numbers are estimated in good faith and are hypothetical. Actual expenses may vary significantly. You will not pay any sales load, CDSC, brokerage commission, redemption fee, or other transaction fee in connection with the receipt of Acquiring Fund Shares in the Reorganization.

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Summary of Fund Fees and Expenses

	Target Fund Coho Fund	Acquiring Fund Huber Fund - Institutional Class	Acquiring Fund Huber Fund - Institutional Class (pro forma)
SHAREHOLDER FEES (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed on shares held 60 days or less)	N/A	1.00%	1.00%

	Target Fund Coho Fund	Acquiring Fund Huber Fund - Institutional Class	Acquiring Fund Huber Fund - Institutional Class (pro forma)
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%	0.80%(6)	0.99%
Distribution and Service (Rule 12b-1) Fees(1)	None	None	None
Other Expenses	0.18%	0.23%(3)	0.10%
Total Annual Fund Operating Expenses	0.88%	1.03%	1.09%
Less: Fee Waiver and/or Expense Reimbursement	—%	(0.03)%	(0.09)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	0.88%(2)	1.00%(4)	1.00%(5)
(1)Institutional class shares of the Acquiring Fund may accrue up to 0.25% in “Distribution and Service (Rule 12b-1) Fees” of the average daily net assets and may accrue up to 0.15% in “Shareholder Servicing Plan Fee” of the average daily net assets. However, accrual for the Acquiring Fund’s Institutional Class shares is currently set at 0.00% through at least February 28, 2028 for both Distribution and Service (Rule 12b-1) Fees and Shareholder Servicing Plan Fee, and any accrual increase must first be approved by AST’s Board of Trustees.
(2)Coho has contractually agreed to waive its management fees and pay Coho Fund expenses in order to ensure that Total Annual Fund Operating Expenses (excluding AFFE, leverage/borrowing interest, interest expense, dividends paid on short sales, taxes, brokerage commissions and extraordinary expenses) do not exceed 0.79% of the average daily net assets of the Coho Fund. Fees waived and expenses paid by Coho may be recouped by the Adviser for a period of 36 months following the month during which such fee waiver and expense payment was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and expense payment occurred and the expense limit in place at the time of recoupment. However, the Operating Expenses Limitation Agreement will not be extended beyond November 28, 2025.
(3)Total Annual Fund Operating Expenses for the Acquiring Fund do not correlate to the Expense Ratios provided in the Financial Highlights section of the statutory prospectus, which reflect the actual operating expenses of the Acquiring Fund and do not include 0.01% that is attributed to AFFE.
(4)Huber has contractually agreed to waive all or a portion of its management fees and pay expenses of the Acquiring Fund to ensure that Total Annual Fund Operating Expenses (excluding AFFE, interest expense, taxes, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees and any other class-specific expenses) do not exceed 0.99% of the average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will remain in effect through at least February 28, 2028, and may be terminated only by AST’s Board of Trustees. Huber may request recoupment of previously waived fees and paid expenses pursuant to the contract from the Acquiring Fund for 36 months from the date they were waived or paid, subject to the Expense Cap at the time such amounts were waived or at the time of recoupment, whichever is lower.
(5)Huber has contractually agreed to waive all or a portion of its management fees and pay expenses of the combined Acquiring Fund to ensure that Total Annual Fund Operating Expenses (excluding AFFE, interest expense, taxes, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees and any other class-specific expenses) do not exceed 0.99% of the average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will remain in effect through at least February 28, 2028, and may be terminated only by AST’s Board of Trustees. Huber may request recoupment of previously waived fees and paid expenses pursuant to the contract from the Fund
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for 36 months from the date they were waived or paid, subject to the Expense Cap at the time such amounts were waived or at the time of recoupment, whichever is lower.

(6)Huber has voluntarily agreed to reduce the Acquiring Fund’s management fee, from 0.99% to 0.80%, through at least February 28, 2026. Huber cannot recoup these amounts. Other expenses for the Acquiring Fund are estimated for the current fiscal year.

Examples of Effect of Fund Expenses
These examples are intended to help you compare the cost of investing in the Target Fund Shares with the cost of investing in the Acquiring Fund Shares, both before and after the Reorganization. The example assumes:
•You invest $10,000 in the Target Fund and in the Acquiring Fund for the periods shown;
•Your investment has a 5% return each year and the Funds’ operating expenses remain the same (taking into account the Target Fund’s Expense Cap only through November 28, 2025, the Acquiring Fund’s Expense Cap only through at least February 28, 2028, and the combined Acquiring Fund’s Expense Cap only through at least February 28, 2028); and
•You reinvest all distributions and dividends without a sales charge.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Coho Fund(1)	$90	$281	$488	$1,084
Huber Fund(2)	$102	$325	$566	$1,257
Huber Fund – pro forma(3)	$102	$328	$583	$1,312

(1) The expense example reflects annual fund operating expenses for the most recent fiscal year of the Target Fund ended July 31, 2025.
(2) The expense example reflects annual fund operating expenses for the most recent fiscal year of the Acquiring Fund ended October 31, 2024 (as disclosed in the current prospectus).
(3) Pro forma numbers are estimated and do not include the estimated costs of the Reorganization.

Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.
During the Coho Fund’s fiscal year ended July 31, 2025, the Coho Fund’s portfolio turnover rate was 28% of the average value of its portfolio. During the Acquiring Fund’s fiscal year ended October 31, 2024, the Acquiring Fund’s portfolio turnover rate was 33.40% of the average value of its portfolio.

COMPARISON OF INVESTMENT OBJECTIVE, STRATEGIES, RISKS AND RESTRICTIONS
The Target Fund and the Acquiring Fund have similar investment policies, investment strategies, investment risk profiles, and each operate as a “diversified” Fund under the Investment Company Act of 1940, as amended (the “1940 Act”) with the following exceptions:

•The Coho Fund’s investment objective is to seek total return, while the Huber Fund’s investment objective is to seek to achieve current income and capital appreciation.

•The Coho Fund focuses its investments in dividend paying equity securities issued by larger-capitalization companies, which it generally defines as companies with a market capitalization over $5 billion at the time of purchase. In contrast, the Huber Fund invests in large capitalization U.S. companies within the range of the
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Bloomberg US 1000 Value Index, generally $1 billion or above at the time of initial purchase, and emphasizes companies whose stocks are considered undervalued.

•In implementing its strategy, the Coho Fund utilizes a conservative, bottom-up approach, constructing and applying a dividend discount model to a narrowed universe of approximately 250 companies in order to identify securities with reasonable valuations. The Huber Fund, by comparison, employs a disciplined, bottom-up investment process with a proprietary valuation methodology designed to identify stocks trading at a significant discount to the present value of future cash flows.

•The Coho Fund generally maintains a concentrated portfolio of approximately 25 to 30 equity securities that meet its stability, dividend, and cash flow growth criteria, and Coho supplements its analysis by regularly meeting with company management teams as well as their competitors, customers, and suppliers. The Huber Fund maintains a diversified portfolio but may hold a higher concentration in certain issuers. Its investment process emphasizes internally generated research and includes an initial review, in-depth analysis, and application of its valuation models.

•Accordingly, the Coho Fund, but not the Huber Fund, is subject to health care sector risk, growth-style investing risk, mid cap companies risk, currency risk, investment company risk, ETF risk and cybersecurity risk, while the Huber Fund, but not the Coho Fund, is subject to emerging market securities risk, consumer non-cyclical risk, Rule 144A securities risk, initial public offering risk, and value-style investing risk. Both Funds are subject to general market risk, equity securities risk, foreign securities risk, American Depositary Receipts risk, large cap/large-sized company risk, management risk, sector emphasis risk and limited holdings/focus risk.

After the Reorganization, the same portfolio manager will continue to be responsible for day-to-day management of the Acquiring Fund.

Investment Objectives of the Coho Fund and the Huber Fund
Coho Fund	Huber Fund
The investment objective is to seek total return.	The investment objective is to seek to achieve current income and capital appreciation.

Principal Investment Strategies of the Coho Fund and the Huber Fund
Coho Fund	Huber Fund
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The equity securities in which the Fund primarily invests include common stocks. The Fund focuses its investments in dividend paying equity securities issued by larger-capitalization (“larger cap”) companies. The Fund generally considers a company to be a larger cap company if it has a market capitalization, at the time of purchase, over $5 billion.
The Huber Fund invests primarily in a diversified portfolio of common stocks, normally investing at least 80% of its net assets (plus borrowings for investment purposes) in large capitalization U.S. companies (“large cap companies”) whose stocks are considered by Huber to be undervalued. Huber currently considers large cap companies to be those with market capitalizations in the range of those found in the Bloomberg US 1000 Value Index, although the portfolio will generally consist of stocks with a market capitalization of $1 billion or above at time of initial purchase.
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Principal Investment Strategies of the Coho Fund and the Huber Fund
Coho Fund	Huber Fund
Coho begins with a screen of approximately 1,000 larger cap companies. Through a combination of quantitative and qualitative analyses, Coho further reduces the larger cap universe to approximately 250 companies, which it believes have stable and predictable growth in earnings, revenues, and dividends. It is at this point that Coho utilizes a conservative, “bottom-up” approach, constructing and applying a dividend discount model to each of these approximately 250 companies to identify companies with reasonable valuations for the Fund’s investment portfolio. As an important component of its investment strategy, Coho also meets regularly with management of its portfolio and perspective portfolio companies, as well as their competitors, customers, and suppliers. The Fund’s portfolio is generally comprised of approximately 25 to 30 equity securities that meet Coho’s stability, dividend and cash flow growth criteria, and with respect to which Coho has established comfort with the long-term qualitative aspects of the investment. From time to time, the Fund may focus its investments in securities of companies in the same economic sector, including the health care sector.	The market capitalization range of the Bloomberg US 1000 Value Index changes constantly, but as of January 31, 2025, the market capitalization range was between $338.08 million and $1.01 trillion. Market capitalization is measured at the time of initial purchase. The Fund also normally invests in stocks with high cash dividends or payout yields relative to the market. Payout yield refers to dividend yield (the yield from dividends paid) plus buyback yield (the yield associated with a company buying back its own shares to reduce the number of shares on the market, thereby increasing the earnings per share for the remaining shares). While the Huber Fund is diversified, the Fund may hold a higher concentration on certain issuers.
In addition to investing in equity securities issued by larger cap companies, the Fund, in order to reduce cash balances and increase the Fund’s exposure to larger cap companies, may invest in other investment companies, including ETFs, to the extent permitted by the 1940 Act. The Fund may also invest up to 20% of its total assets in foreign securities, including American Depositary Receipts (“ADRs”).	The Huber Fund may make significant investments in securities of non-U.S. issuers (“foreign securities”), including issuers in emerging markets. The Fund will invest primarily in domestic U.S. securities but reserves the right to invest up to 20% of its net assets in American Depositary Receipts (“ADRs”), dollar-denominated foreign securities, or directly in foreign securities. Should appropriate investment opportunities be available, the Fund may invest in initial public offerings (“IPOs”) but not in an amount that exceeds 50% of the Fund’s total assets. Additionally, the Fund may invest in Rule 144A and other restricted equity securities but not in an amount that exceeds 15% of the Fund’s total assets. From time to time, the Fund may be invested in securities of companies in the same economic sector. As of October 31, 2024, 25.2% of the Fund’s total investments were invested in the consumer, non-cyclical sector. Huber employs a value investing style, investing in stocks which, in Huber’s opinion, trade at a significant discount to the present value of future cash flows. Huber attempts to identify out-of-favor stocks that represent solid fundamental value. Huber identifies these investment opportunities by employing a disciplined, bottom-up investment process that emphasizes internally generated fundamental research. The process includes an initial review, in-depth analysis, and employment of Huber’s proprietary valuation methodology. The Fund strives for tax efficiency which may include tax loss harvesting (i.e., periodically selling positions that have depreciated in value to realize capital losses that can be used to offset capital gains realized by the Fund) and other tools at Huber’s disposal.
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Principal Investment Strategies of the Coho Fund and the Huber Fund
Coho Fund	Huber Fund
Temporary Strategies; Cash or Similar Investments.
At Coho’s discretion, the Fund may invest in high-quality, short-term debt securities and money market instruments for (i) temporary defensive purposes in response to adverse market, economic, or political conditions and (ii) retaining flexibility in meeting redemptions, paying expenses, and identifying and assessing investment opportunities. These short-term debt securities and money market instruments include cash, shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. government securities, and repurchase agreements. To the extent that the Fund invests in money market mutual funds for their cash position, there will be some duplication of expenses because the Fund will bear its pro rata portion of such money market funds’ management fees and operational expenses. When investing for temporary defensive purposes, Coho may invest up to 100% of the Fund’s total assets in such instruments. Taking a temporary defensive position may result in the Fund not achieving their investment objective.

Temporary or Cash Investments. Under normal market conditions, the Fund will stay fully invested according to its principal investment strategies as noted above. The Fund, however, may temporarily depart from its principal investment strategy by making short-term investments in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for temporary defensive purposes in response to adverse market, economic, political or other conditions. This may result in the Fund not achieving their investment objectives during that period.
There is no guarantee that the Fund will achieve its investment objectives. In addition, for longer periods of time, the Fund may hold a substantial cash position. If the market advances during periods when the Fund is holding a large cash position, the Fund may not participate to the extent they would have if the Fund had been more fully invested. To the extent that a Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Huber makes sell decisions based on valuation, risk and portfolio guidelines or restrictions. As individual stocks approach their intrinsic value and decline in their relative attractiveness, they become candidates for sale. Other sell decisions may occur because of deterioration in the fundamentals that supported the initial investment. Sales are initiated as position exposures approach diversification guidelines when stocks reach their established target price. Proceeds from sale are reinvested in companies that are more attractively valued based on the purchase disciplines. Target prices are set for each holding and as market prices approach the target value, a decision is made on whether to sell the security.
Investment Restrictions of the Target Fund and the Acquiring Fund
There are no material differences in the fundamental investment restrictions. The Target Fund and Acquiring Fund will both operate as “diversified” funds. This means that, with respect to 75% of each Fund’s total assets, the Fund may not invest more than 5% of its total assets in the securities of a single issuer or hold more than 10% of the voting securities of such issuer. This does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities. This is outlined below.
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Investment Restrictions of the Target Fund and the Acquiring Fund
Coho Fund	Huber Fund
Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed) less liabilities (other than borrowings); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions, reverse repurchase agreements, purchasing securities on a when-issued, delayed delivery, or forward delivery basis, or short sales in accordance with its objectives and strategies;.
Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding 33-1/3 percent of their total assets (including the amount borrowed); and (ii) this restriction shall not prohibit a Fund from engaging in options transactions, short sales or securities lending, provided that asset coverage requirements are met;

Underwrite the securities of other issuers (except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where the Fund may be considered to be an underwriter under the Securities Act);	Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);
Purchase or sell real estate or interests in real estate, unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities that are secured by real estate and securities of companies that invest or deal in real estate);
Purchase or sell commercial real estate unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate);
Purchase or sell physical commodities or commodities contracts, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by physical commodities;

Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by physical commodities;

Make loans of money (except for the lending of Fund’s portfolio securities, repurchase agreements and purchases of debt securities consistent with the investment policies of the Fund);	Make loans of money (except for purchases of debt securities consistent with the investment policies of the Fund and except for repurchase agreements); or
Invest in the securities of any one industry or group of industries if, as a result, 25% or more of the Fund’s total assets would be invested in the securities of such industry or group of industries, except that the foregoing does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; or

Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund’s investments in that industry would equal or exceed 25% of the current value of the Fund’s total assets, provided that this restriction does not limit the Fund’s investments in (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) securities of other investment companies, or (iii) repurchase agreements.

With respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or, to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, securities of other investment companies) if, as a result, (1) more than 5% of the Fund's total assets would be invested in the securities of that issuer; or (2) the Funds would hold more than 10% of the outstanding voting securities of that issuer.
With respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or, to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, securities of other investment companies) if, as a result, (1) more than 5% of the Fund's total assets would be invested in the securities of that issuer; or (2) the Funds would hold more than 10% of the outstanding voting securities of that issuer.
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Non-Fundamental Policies
The Huber Fund has certain non-fundamental policies, which are set forth below. The Coho Fund does not have any non-fundamental policies. The Huber Fund’s non-fundamental policies may be changed by the the AST Board of Trustees without shareholder approval. As a matter of non-fundamental policy, the Huber Fund may:
1.Not make investments for the purpose of exercising control or management;
2.Adopt the following policy if the Fund is subject to Rule 35d-1 (the “Names Rule”) under the 1940 Act:
Shareholders will receive at least 60 days’ notice of any changes to the Fund’s non-fundamental policy complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type:
“Important Notice Regarding Change in Investment Policy.” This statement will appear in both the notice and, if applicable, the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or, if applicable, the envelope in which the notice is delivered;
3.Not hold in aggregate more than 15% of the Fund’s net assets in illiquid investments that are assets pursuant to Rule 22e-4 under the 1940 Act; or
4.Lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of the Fund’s total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.
Principal Investment Risks of the Target Fund and the Acquiring Fund
A discussion regarding certain principal risks of investing in the Target Fund and Acquiring Fund are set forth below. Because the Target Fund and Acquiring Fund have a similar principal investment strategies, with differences existing primarily in the language of the disclosure based on the different approaches to such disclosure taken by the Target Fund and Acquiring Fund, they are subject to substantially similar principal risks. Accordingly, the Target Fund’s and Acquiring Fund’s principal risks listed below are substantially similar with certain differences noted above and shown below. The Target Fund, unlike the Acquiring Fund, discloses mid cap companies, growth style investing, currency, investment company, ETF, and cybersecurity principal risks. The Acquiring Fund, unlike the Target Fund, discloses value style, IPO and Rule 144A principal risks.
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Principal Risks of the Coho Fund and the Huber Fund
Coho Fund	Huber Fund
General Market Risk. The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including: inflation (or expectations for inflation); deflation (or expectations for deflation); interest rates; market instability; financial system instability; debt crises and downgrades; embargoes; tariffs; sanctions and other trade barriers; regulatory events; other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.
Management Risk. The Fund may not meet its investment objective or may underperform the market or other mutual funds with similar investment objectives if Coho cannot successfully implement the Fund’s investment strategies.	Management Risk. The Huber Fund is an actively managed investment portfolio and the Fund relies on Huber’s ability to pursue the Fund’s goal. Huber will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that its decisions will produce the desired results.
Equity Securities Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors, geographic markets, or companies in which the Fund invests.	Equity Securities Risk. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Huber Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions.
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Principal Risks of the Coho Fund and the Huber Fund
Coho Fund	Huber Fund
Sector Emphasis Risk. The securities of companies in the same or related businesses (“industry sector”), if comprising a significant portion of the Fund’s portfolio, may in some circumstances react negatively to market conditions, interest rates and economic, regulatory or financial developments, and adversely affect the value of the Fund’s portfolio, to a greater extent than if such securities comprised a lesser portion of the Fund’s portfolio or the Fund’s portfolio was diversified across a greater number of industry sectors. Some industry sectors have particular risks that may not affect other sectors.	Sector Emphasis Risk. Securities of companies in the same or related businesses, if comprising a significant portion of the Huber Fund’s portfolio, could react in some circumstances negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if such business comprised a lesser portion of the Fund’s portfolio.
Foreign Securities Risk. Investments in securities of foreign issuers involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks relating to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risks, and market practices, as well as fluctuations in foreign currencies. There may be less information publicly available about foreign companies than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S.
Foreign and Emerging Market Securities Risk. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, greater volatility, civil conflicts and war, sanctions or other measures by the United States or other governments, liquidity risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, and less stringent investor protection and disclosure standards of foreign markets. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.
Limited Holdings Risk. The Fund may have a relatively high percentage of assets in a single or small number of issuers, which may result in increased volatility.	Focus Risk. At such times the Huber Fund holds the securities of a small number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Huber Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.
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Principal Risks of the Coho Fund and the Huber Fund
Coho Fund	Huber Fund
Health Care Sector Risk. The Fund may invest in companies in the health care sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services.

Consumer, Non-Cyclical Risk. Consumer, non-cyclical companies are companies that provide consumer staples, for example, food and drug retailers and companies the primary lines of business of which are food, beverage, pharmaceuticals and other household items, including agricultural products. Performance of companies in the consumer, non-cyclical sector may be adversely impacted by fluctuations in supply and demand, changes in the global economy, changes in the price and availability of underlying commodities, rising energy prices, consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the consumer, non-cyclical sector are also affected by changes in government regulation; global economic, environmental, and political events; and economic conditions.

Large Cap Companies Risk. The Fund’s investment in larger companies is subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.	Large-Sized Company Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. In addition, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.
Mid Cap Companies Risk. Securities of mid cap companies may be more volatile and less liquid than the securities of large-cap companies.
Growth-Style Investing Risk. Investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Growth companies also typically do not pay dividends. Companies that pay dividends may experience less significant stock price declines during market downturns.	Value Style Investing Risk. The Huber Fund emphasizes a “value” style of investing, which targets undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on “value” securities may not move in tandem with the returns on other styles of investing or the stock market in general.
Currency Risk. When the Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars, which carries the risk that the value of the foreign currency will increase or decrease, which may impact the value of the Fund’s portfolio holdings and your investment. Foreign countries may adopt economic policies and/or currency exchange controls that affect its currency valuations in a disadvantageous manner for U.S. investors and companies and restrict or prohibit the Fund’s ability to repatriate both investment capital and income, which could place the Fund’s assets in such country at risk of total loss.	Initial Public Offering Risk. The risk exists that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Huber Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.
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Principal Risks of the Coho Fund and the Huber Fund
Coho Fund	Huber Fund
ADR Risk. ADRs are generally subject to the same risks as the foreign securities because their values depend on the performance of the underlying foreign securities. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored ADRs generally bear all the costs of such depositary receipts, and the issuers of unsponsored ADRs frequently are under no obligation to distribute shareholder communications received from the company that issues the underlying foreign securities or to pass through voting rights to the holders of the ADRs. As a result, there may not be a correlation between such information and the market values of unsponsored ADRs.	ADR Risk. Investments in ADRs are subject to many of the same risks that are associated with direct investments in foreign securities. In addition, ADRs may not track the price of the underlying foreign securities, and their value may change materially at times when the U.S. markets are not open for trading.
Investment Company Risk. The Fund may be subject to increased expenses and reduced performance as a result of its contemplated investments in other investment companies. If the Fund invests in investment companies (including other closed-end, open-end funds, and ETFs), it will bear additional expenses based on its pro rata share of the investment company’s operating expenses, including the duplication of advisory and other fees and expenses. Additional risks of owning an investment company generally includes the risks of owning the underlying securities the investment company holds.	Rule 144A Securities Risk. The market for Rule 144A securities typically is less active than the market for publicly-traded securities. Rule 144A securities carry the risk that the liquidity of these securities may become impaired, making it more difficult for the Huber Fund to sell these securities.
ETF Risk. When the Fund invests in ETFs, it is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its NAV per share, an active secondary trading market may not develop or be maintained, and trading may be halted by, or the ETF may be delisted from, the exchange in which they trade, which may impact the Fund’s ability to sell its shares. The lack of liquidity in a particular ETF could result in it being more volatile than the ETF’s underlying portfolio of securities. ETFs are also subject to the risks of the underlying securities or sectors the ETF is designed to track. In addition, there are brokerage commissions paid in connection with buying or selling ETF shares.

Cybersecurity Risk. Investment advisers, including the Adviser, must rely in part on digital and network technologies (collectively “cyber networks”) to conduct their businesses. Such cyber networks might in some circumstances be at risk of cyber attacks that could potentially seek unauthorized access to digital systems for purposes such as misappropriating sensitive information, corrupting data, or causing operational disruption.

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PERFORMANCE HISTORY
The below information shows the historical performance of the Target Fund and the Acquiring Fund. If the Reorganization is approved, the Target Fund will assume the performance history of the Acquiring Fund’s Institutional Class, which will be the accounting and performance survivor.

Coho Fund
The following performance information indicates some of the risks of investing in the Coho Fund. The bar chart shows the Coho Fund’s performance for the calendar years ended December 31. The table illustrates how the Coho Fund’s average annual returns for one-year, five-years, ten-years, and since inception periods compare with those of a broad measure of market performance and an additional index Coho believes reflects the market sectors in which the Coho Fund invests. Updated performance information is available on the Fund’s website at www.cohofunds.com or by calling the Fund toll-free at 866-264-6234.
Annual Returns as of December 31
The Target Fund’s year-to-date return as of September 30, 2025 was 5.61%. During the period of time shown in the bar chart, the highest return for a calendar quarter was 15.28% (quarter ended June 30, 2020) and the lowest return for a calendar quarter was -18.40% (quarter ended March 31, 2020).

Average Annual Total Returns for the periods ended December 31, 2024
	One Year	Five Years	Ten Years	Since Inception (8/14/2013)
Coho Relative Value Equity Fund
Return Before Taxes	-0.66%	5.20%	6.92%	8.09%
Return After Taxes on Distributions	-3.49%	3.12%	5.31%	6.62%
Return After Taxes on Distributions and Sale of Fund Shares	1.80%	4.03%	5.44%	6.48%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%	13.69%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	14.37%	8.68%	8.49%	9.42%
After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those investors who hold their shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
Huber Fund
The following performance information indicates some of the risks of investing in the Huber Fund. The bar chart shows the annual returns for the Huber Fund’s Investor Class shares from year to year. (The Investor Class of shares has higher expenses than the Fund’s Institutional Class; accordingly, the performance returns for the Investor Class are lower than the
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Institutional Class.) The table shows how the Huber Fund’s average annual returns for the 1-year, 5-years, 10-years and since inception periods compare with those of broad measures of market performance and a secondary benchmark that is more representative of the Huber Fund’s investment strategy. The Huber Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. The Huber Fund’s past performance benefited from IPOs of certain issuers. To the extent the Fund’s historical performance resulted from gains derived from participation in IPOs and secondary offerings, there is no guarantee that these results can be replicated or that the Huber Fund will be able to participate to the same degree in IPO and secondary offerings in the future. Updated performance information is available on the Huber Fund’s website at www.hubercap.com or by calling the Fund toll-free at 888-HUBERCM (888-482-3726).
Annual Returns as of December 31 – Investor Class
The Acquiring Fund Investor Class’s year-to-date return as of September 30, 2025 was 9.55%. During the period of time shown in the bar chart, the Investor Class’s highest quarterly return was 14.19% for the quarter ended March 31, 2019, and the lowest quarterly return was -21.11% for the quarter ended March 31, 2020.

Average Annual Total Returns (For the periods ended December 31, 2024)
	1 Year	5 Years	10 Years	Since Inception (12/31/2012)
Investor Class
Return Before Taxes	15.97%	13.00%	10.26%	8.24%
Return After Taxes on Distributions	15.72%	12.77%	10.02%	7.94%
Return After Taxes on Distributions and Sale of Fund Shares	9.64%	10.38%	8.41%	6.86%
Institutional Class
Return Before Taxes	16.37%	13.38%	10.63%	8.53%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%	14.65%
Bloomberg US 1000 Value Index (reflects no deduction for fees, expenses or taxes)	13.63%	9.23%	9.08%	11.14%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown only for the Investor Class; after-tax returns for the Institutional Class will vary to the extent it has different expenses.
MANAGEMENT OF THE FUNDS
Investment Advisers
Coho Partners, Ltd. (“Coho”), is the investment adviser to the Target Fund and is located at located at 300 Berwyn Park, 801 Cassatt Road, Suite 100, Berwyn, Pennsylvania 19312. Established in 1999, Coho is an SEC-registered investment adviser that provides investment advisory services to private clients, institutions and fiduciary accounts, and as of September 30, 2024, is responsible for approximately $5.0 billion in assets under management.
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Huber Capital Management, LLC (“Huber”), is the investment adviser to the Acquiring Fund and is located at 999 North Pacific Coast Highway, Suite 600, El Segundo, California 90245. Huber has provided investment advisory services to individual and institutional accounts since 2007.

Investment Advisory Agreements

Under the investment advisory agreement with AST, on behalf of the Acquiring Fund, Huber supervises the management of the Acquiring Fund’s investments and business affairs. At its expense, Huber provides office space and all necessary office facilities, equipment and personnel for servicing the investments of the Acquiring Fund. Coho serves as the Target Fund’s investment adviser pursuant to an investment advisory agreement with MPS Trust on behalf of the Target Fund. At its expense, Coho provides office space and all necessary office facilities, equipment and personnel for servicing the investments of the Target Fund.

There is a difference in the management fee arrangement for the Acquiring Fund as compared to the Target Fund. Under the current investment advisory agreement with Coho, the Target Fund pays an advisory fee of 0.70% of the Target Fund’s average daily net assets. Under the investment advisory agreement with Huber, the Acquiring Fund is subject to pay an advisory fee of 0.99% of the Acquiring Fund’s average daily net assets. Huber has voluntarily agreed to reduce the Acquiring Fund’s management fee, from 0.99% to 0.80%, through at least February 28, 2026, and Huber cannot recoup these amounts. In addition to the advisory fees, the Acquiring Fund and the Target Fund each incur other expenses such as custodian, transfer agency, interest, acquired fund fees and expenses (“AFFE”) and other customary Fund expenses.

There is expected to be a difference in the total annual fund operating expenses for the Acquiring Fund as compared to the Target Fund. Pursuant to an Expense Limitation Agreement, Huber has contractually agreed to reduce its fees and/or pay Acquiring Fund expenses (excluding AFFE, interest expense, taxes, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees and any other class-specific expenses) to limit Total Annual Fund Operating Expenses to 0.99% of the average daily net assets of the Acquiring Fund through at least February 28, 2028, and may be terminated only by AST. Pursuant to an Expense Limitation Agreement, Coho has contractually agreed to reduce its fees and/or pay Target Fund expenses (excluding AFFE, leverage/borrowing interest, interest expense, dividends paid on short sales, taxes, brokerage commissions and extraordinary expenses) to limit Total Annual Fund Operating Expenses to 0.79% of the average daily net assets of the Target Fund for an indefinite term.

The Acquiring Fund’s Expense Limitation Agreement may be terminated at any time by the AST Board of Trustees upon 60 days’ notice to Huber, or by Huber with consent of the Board. Huber is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior 36 months. Huber may request recoupment of previously waived fees and paid expenses pursuant to the contract from the Acquiring Fund for 36 months from the date they were waived or paid, subject to the Expense Cap at the time such amounts were waived or at the time of recoupment, whichever is lower.

The Target Fund’s Expense Limitation Agreement may be terminated at any time by the MPS Trust Board of Trustees upon 60 days’ notice to Coho, or by Coho with consent of the Board. Coho is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior 36 months. Fees waived and expenses paid by Coho may be recouped by Coho for a period of 36 months following the month during which such fee waiver and expense payment was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and expense payment occurred and the expense limit in place at the time of recoupment.

The Target Fund’s Annual Report to shareholders for the fiscal year ended July 31, 2025 contains information about the factors that the MPS Trust Board considered in approving the Target Fund’s investment advisory and management services agreement. A discussion of the basis of the AST Board of Trustees’ approval of the advisory agreement with Huber is included in the Huber Fund’s April 30, 2025 Semi-Annual Report.

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Portfolio Managers
The following table identifies the portfolio managers for each of the Target Fund and Acquiring Fund. The portfolio managers are responsible for the day-to-day management of the Funds that they manage.

	Coho Fund	Huber Fund
Portfolio Managers	Peter Thompson, Partner and Co-Chief Investment Officer of Coho	Joseph Huber, Chief Executive Officer and Chief Investment Officer of Huber
Coho Fund
Peter Thompson
In 1999, Mr. Thompson founded Coho Partners, Ltd. where he is a partner, co-chief investment officer, and serves on the firm’s Investment Committee. He has 40 years of experience in the financial industry. Prior to founding the firm, Mr. Thompson joined Kidder, Peabody & Company in 1983. His career moved from sales to research and ultimately to a position of oversight on the Stock Selection Committee and Investment Policy Committee for the firm. In 1989, Mr. Thompson joined the investment-counseling firm of Cooke & Bieler where he oversaw a wide range of research and portfolio responsibilities. In addition to managing stand-alone, separate account portfolios, he played an integral role in the development of three of the firm’s mutual funds for which he was also a portfolio manager. Mr. Thompson graduated from Princeton University, with a Bachelor of Arts Degree in Economics, and received his MBA from the University of Virginia’s Colgate Darden School of Business Administration.
Huber Fund
Joseph Huber
Mr. Huber is the Chief Executive Officer and Chief Investment Officer of Huber and is principally responsible for the management of the Fund’s portfolio. Prior to founding Huber Capital Management, LLC, Mr. Huber was a Principal and Director of Research for Hotchkis and Wiley Capital Management from October 2001 through March 2007, where he helped oversee over $40 billion in U.S. value asset portfolios. He built a research platform which utilized best practices of both fundamental research and behavioral psychology to create a unique and value-added investment approach. Mr. Huber received his B.A. in statistics and econometrics from Northwestern University where Mr. Huber was departmental valedictorian and received the Directors Award for top graduating G.P.A. amongst student athletes. Mr. Huber received his M.B.A. from the University of Chicago, with concentrations in accounting and finance where he was elected to the Beta Gamma Sigma honor society. He is also an Associate in the Society of Actuaries (A.S.A.).
The SAI for the Target Fund and Acquiring Fund provides additional information about each Portfolio Manager’s compensation structure, other accounts that the Portfolio Manager manages and the Portfolio Manager’s ownership of Shares.

DIFFERENCE IN PURCHASE PROCEDURES AND REDEMPTION PROCEDURES
There are material differences in the distribution procedures, purchase procedures and exchange rights, and redemption procedures. The table below summarizes the changes generally, but please see the narrative discussion following the table for more information about these topics. Additionally, see Appendix A for more information on purchase and redemption procedures of the Acquiring Fund.
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	Target Fund	Acquiring Fund
Distribution	Shares may be purchased by check, by wire transfer, via electronic funds transfer through the Automated Clearing House (“ACH”) network by telephone, through the Automatic Investment Plan (“AIP”), or through a bank or through one or more brokers authorized by the Funds to receive purchase orders.
Shares may be purchased by check, by wire transfer, via electronic funds transfer through the Automated Clearing House (“ACH”) network by telephone, through the Automatic Investment Plan (“AIP”), or through a bank or through one or more brokers authorized by the Funds to receive purchase orders.

Purchase procedures
You may purchase, exchange or redeem Target Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business by written request via mail (Coho Relative Value Equity Fund, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, Missouri 64121-9252), by contacting the Fund by telephone at 866-COHO-234 (866-264-6234) or through a financial intermediary. You may also purchase or redeem Fund shares by wire transfer. The minimum initial investment amount for the Fund is $5,000. The minimum subsequent investment amount is $100.

You may purchase, exchange or redeem Acquiring Fund shares on any business day by written request via mail (Huber Select Large Cap Value Fund, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, Missouri 64121-9252), by telephone at 888-HUBERCM (888-482-3726), or through a financial intermediary. You may also purchase or redeem Fund shares by wire transfer. Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. An investor transacting in Institutional Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

Redemption procedures	Shareholders may redeem shares directly from the Target Fund or through a financial intermediary at NAV at any time and will generally receive proceeds in cash.	Shareholders may redeem shares directly from the Acquiring Fund or through a financial intermediary at NAV at any time and will generally receive proceeds in cash.
Redemption Fees	None	1% (as a percentage of amount redeemed on shares held 60 days or less)

Exchange Privileges of the Funds

Each Fund has certain exchange privileges as described below.

Target Fund. You may exchange all or a portion of your investment, from one Coho fund to any other Coho fund, by mail or telephone provided you established telephone exchange privileges on your account application. Any new account established through an exchange will be subject to each Coho fund’s minimum investment requirement. In addition, existing accounts are subject to the minimum investment requirements unless the account qualifies for a waiver of the initial investment requirement. Exchanges will be executed on the basis of the relative NAV of the shares exchanged. An exchange is considered to be a sale of shares for federal income tax purposes on which you may realize a taxable gain or loss. You may make exchanges only between identically registered accounts (name(s), address and taxpayer ID number) and within the same share class. There is currently no limit on exchanges, but each Fund reserves the right to limit exchanges. Call the Target Fund at 866-264-6234 to learn more about exchanges.

Acquiring Fund. You may exchange all or a portion of your investment, from one Huber fund to any other Huber fund, by mail or telephone provided you established telephone exchange privileges on your account application. Any new account established through an exchange will be subject to each Huber fund’s minimum investment requirement. In addition, existing accounts are subject to a minimum exchange requirement of $5,000 for institutional class shares. Redemption fees will not be assessed when an exchange occurs between the Huber Funds. Exchanges will be executed on the basis of the relative NAV of the shares exchanged. An exchange is considered to be a sale of shares for federal income tax purposes on which you may realize a taxable gain or loss. You may make exchanges only between identically registered accounts (name(s), address and taxpayer ID number) and within the same share class. Note that only four exchanges are permitted per calendar year. Call the Acquiring Fund at 888-482-3726 to learn more about exchanges.
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Investment Minimums
The Acquiring Fund has different minimum investment requirements with respect to Institutional Class shares in comparison to the Target Fund’s shares, as set forth in the chart below.

Type of Account	Minimum Initial Investment*	Minimum Additional Investment
Coho Fund Shares
– Standard Accounts	$5,000.00	$100.00
Huber Fund Institutional Class Shares
– Institutional Class	$1,000,000.00	$5,000.00
*The initial investment minimum for the Acquiring Fund will be waived with respect to shareholder accounts opened in connection with the Reorganization.
For the Target Fund and the Acquiring Fund, the NAV of a Fund is determined at the close of regular trading (normally 4:00 p.m. Eastern time) on each day the NYSE is open for business.
PRICING AND VALUATION ARRANGEMENTS
Target Fund
Shares of the Funds are sold at net asset value (“NAV”) per share. The NAV of the Target Fund is calculated by dividing the total assets of the Fund, less its liabilities, by the number of shares outstanding. The NAV of the Target Fund is calculated at the close of regular trading of the NYSE, which is generally 4:00 p.m., Eastern Time. The NAV will not be calculated, nor may investors purchase or redeem Fund shares, on days that the NYSE is closed for trading, even though Fund securities (i.e., foreign or debt securities) may trade on days the NYSE is closed, and such trading may materially affect the Fund’s NAV.
Acquiring Fund
The NAV of the Acquiring Fund is calculated as of the close of regular trading (generally, 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open for unrestricted business. However, the Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. The NYSE is closed on weekends and most national holidays. The NAV will not be calculated on days when the NYSE is closed for trading.
DISTRIBUTOR
Quasar Distributors, LLC is the distributor for both the Target Fund and the Acquiring Fund. The Distributor is a broker-dealer registered with the SEC.
For the Target Fund, the Distributor provides certain administration services and promotes and arranges for the sale of Fund shares on a best-efforts basis. The offering of the Fund’s shares is continuous.
The Acquiring Fund’s Board of Trustees adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for the Acquiring Fund. In accordance with the Plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and may accrue up to 0.15% in “Shareholder Servicing Plan Fee” of the average daily net assets. However, accrual for the Fund’s Institutional Class shares is currently set at 0.00% through at least February 28, 2028 for both Distribution and Service (Rule 12b-1) Fees and Shareholder Servicing Plan Fee, and any accrual increase must first be approved by the Board of Trustees.
The Target Fund does not charge a Rule 12b-1 fee.
Neither the Target Fund nor the Acquiring Fund charges sales loads or deferred sales loads.

INFORMATION ABOUT THE REORGANIZATION
Reorganization
As further explained in this Proxy Statement/Prospectus, at the Meeting, the shareholders of the Target Fund will be asked to approve an Agreement and Plan of Reorganization to reorganize the Target Fund into the Acquiring Fund (the “Plan”) as
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provided in Appendix B. Under the Plan, subject to the requisite approval of the Reorganization, the Target Fund will transfer all of its assets to the Acquiring Fund in exchange for the assumption of all liabilities of the Target Fund by the Acquiring Fund and shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund on the as of the effective time and date of the closing of the Reorganization (“Closing Date”) (currently, the Closing Date is expected to be on or about November 28, 2025). The shares of the Acquiring Fund will be distributed pro rata to the shareholders of the corresponding Target Fund in complete liquidation of the Target Fund. Holders of shares of the Target Fund will receive the number of shares of the Acquiring Fund equal in value to the aggregate net asset value of the shares of the Target Fund that the shareholder held immediately prior to the Reorganization. As a result of the Reorganization, a shareholder of the Target Fund will have approximately the same percentage of ownership in the Acquiring Fund as such shareholder’s percentage of ownership in the Target Fund prior to the Reorganization.
The Board, including the Trustees who are not “interested persons” of the MPS Trust (as defined in the 1940 Act) (the “Independent Trustees”), on behalf of the Target Fund and the Acquiring Fund, has approved the Plan. The Plan provides for:
a.the transfer of all of the assets and the liabilities of the Target Fund to the corresponding Acquiring Fund in exchange for shares of the Acquiring Fund;
b.the distribution of the Acquiring Fund shares to the Target Fund’s shareholders; and
c.the termination of the Target Fund as a separate series of the MPS Trust.
If the proposed Reorganization is completed, the Acquiring Fund will acquire all of the assets and the liabilities of the Target Fund, and shareholders of the Target Fund will receive shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of the Target Fund shares that the shareholders own immediately prior to the Reorganization.
Board Considerations
The Board considered the Reorganization, which was recommended by Coho, at a meeting held on September 23, 2025. In considering the Reorganization, the Board reviewed detailed information, including in written materials and oral presentations, from Coho. The Board evaluated, among other things, Coho’s rationale for recommending the Reorganization, the terms of the Plan, the investment objective and strategies of the Target Fund and the Acquiring Fund, the expenses relating to the Reorganization, the advisory fee rates and expense ratios of the Target Fund and the Acquiring Fund, the experience and expertise of the Acquiring Fund’s investment adviser, the federal income tax consequences of the Reorganization, and possible alternatives to the Reorganization.
After careful consideration, the Board, including the Independent Trustees, determined that the Reorganization was in the best interests of the Target Fund and its shareholders and that the interests of the shareholders of the Target Fund would not be diluted as a result of the Reorganization. The Board unanimously approved the Plan and agreed to recommend that shareholders of the Target Fund vote in favor of the proposal. In determining to approve the Reorganization and recommend it to Target Fund shareholders, each member of the Board, applying his or her business judgment, considered all of the factors as a whole. The Board did not find any one factor to be determinative, and each individual Trustee may have attributed different weights to different factors.
The Board’s considerations included, but were not limited to, the following:
•Coho has decided to close the firm and exit the fund management business, and has recommended the Reorganization in lieu of other possible alternatives with the understanding that: (i) the Reorganization would allow shareholders of the Target Fund who wish to retain their investment after the Reorganization to do so in a registered mutual fund with similar principal investment strategies, capable management and a favorable historical performance record in lieu of liquidation (which could result in a taxable event); (ii) the benefits of the proposed Reorganization as described above would outweigh the fact that the Acquiring Fund charges a higher advisory fee and has higher net expense ratio (after the expense limitation agreement); and (iii) any shareholders of the Target Fund not wishing to become part of the Acquiring Fund could redeem their shares of such Target Fund at any time prior to closing without penalty but subject to any applicable redemption fees;
•the reasonableness of the terms of the proposed Reorganization, including the anticipated tax-free nature of the Reorganization for the Target Fund and its shareholders, and that the Target Fund will receive an opinion of legal counsel that the Reorganization is not a taxable event for the shareholders;
•the interests of Target Fund shareholders will not be diluted as a result of the Reorganization;
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•that there are differences between the investment objectives of Target Fund and the Acquiring Fund, as well as some differences in the strategies and risks; however, there are several similarities in the Funds’ investments, including that both Funds primarily invest in large cap securities;
•the 0.99% advisory fee to be paid to Huber under the Acquiring Fund’s advisory agreement would be higher than the 0.70% fee paid to Coho under the Target Fund’s advisory agreement (although Huber is currently voluntarily reducing the advisory fee of the Acquiring Fund to 0.80% through at least February 28, 2025);
•the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are expected to increase for shareholders of the Target Fund;
•the current expense limitation agreement for the Acquiring Fund, which will be in place for at least two years from the closing of the Reorganization;
•the Target Fund is not subject to any 12b-1 fees or sales charges, whereas Institutional Class shares of the Acquiring Fund may accrue up to 0.25% in 12b-1 fees of the average daily net assets and may accrue up to 0.15% in shareholder servicing plan fees of the average daily net assets; provided that accrual for the Acquiring Fund’s Institutional Class shares is currently set at 0.00% and would stay at 0.00% through at least February 28, 2028,for both 12b-1 fees and shareholder servicing plan fees, and any accrual increase must first be approved by the Board of Trustees for the Acquiring Fund;
•unlike the Target Fund, a 1.00% redemption fee currently applies to all shares of the Acquiring Fund held for 60 days or less;
•the favorable and consistent performance record of the Acquiring Fund over time and the nature, extent and services to be provided by Huber as the investment adviser to the Acquiring Fund;
•the Target Fund will distribute any net realized capital gains and undistributed income prior to the Reorganization, such that any potential resulting capital gains and income distributions would only impact shareholders of the Target Fund;
•that following the Reorganization, the Acquiring Fund would have a different investment adviser than the Coho Fund, and the Acquiring Fund will continue to be managed by the portfolio manager who is currently responsible for the management of the Acquiring Fund;
•information provided to the Board by Huber and its representatives regarding the background and experience of the members of the Acquiring Trust board of trustees and the Huber portfolio management team;
•information provided to the Board regarding the key service providers for the Acquiring Trust and the Acquiring Fund and the nature and quality of services to be provided; and
•that under the Agreement between Coho and Huber, Coho would receive compensation for the sale of its fund management business, which can serve as an incentive for Coho to recommend the Reorganization, and that all costs of the proposed Reorganizations shall be borne by Huber and not the shareholders at the Target Fund.
Based on the foregoing, the Board, in the exercise of its reasonable business judgment, determined that the Reorganization is in the best interests of the Target Fund and its shareholders. The Board approved the Reorganization, subject to approval by shareholders of the Target Fund.
Section 15(f) of the 1940 Act
Because Coho will receive compensation for the sale of its mutual fund asset management business to Huber in connection with the Reorganization, Coho has undertaken to comply with the requirements of Section 15(f) of the 1940 Act. Section 15(f) of the 1940 Act provides that an investment adviser (such as Coho) to a registered investment company may receive any amount or benefit in connection with a sale of any interest in such investment adviser that results in an assignment of an advisory contract if the following two conditions are satisfied: (1) for a period of three years after such assignment, at least 75% of the board of directors/trustees of the investment company cannot be “interested persons” (as defined in the 1940 Act) of the new or former investment adviser; and (2) no “unfair burden” may be imposed on the investment company as a result of the assignment or any express or implied terms, conditions or understandings applicable to the transaction. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after a change of control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).
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Costs and Expenses of the Reorganization
The Plan provides that all expenses of the Reorganization will be borne by Huber, with the exception of any direct costs incurred by Coho. Such expenses include, without limitation: (a) postage and mailing; (b) printing; (c) accounting fees; and (d) legal fees incurred by AST.
CAPITALIZATION
The following table sets forth the capitalization of the Funds and on a pro forma basis the successor Acquiring Fund, as of September 15, 2025, after giving effect to the Reorganization.

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Coho Fund	$120,979,184	9,271,418	$13.05
Huber Fund	$422,674,213	11,804,758	$35.81
Pro Forma Adjustments	$120,979,184	3,378,796	--
Huber Fund (Pro Forma)	$543,653,397	15,183,554	$35.81

FUND SECURITIES AND PORTFOLIO REPOSITIONING

It is expected that the Acquiring Fund will reposition its portfolio holdings in the ordinary course of business after the consummation of the Reorganization to align the securities received from the Coho Fund with those of the Acquiring Fund. Based on the Coho Fund’s holdings and shares outstanding as of October 15, 2025, the Acquiring Fund estimates that the proposed portfolio repositioning would not result in any net realized capital gain distributions to be distributed to Acquiring Fund Shareholders given the capital loss carry forwards available to the Acquiring Fund.

FEDERAL TAX CONSEQUENCES
The following is a general summary of the material federal income tax consequences of the Reorganization and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change. This discussion is limited to U.S. persons who hold shares of beneficial interest of the Target Fund as capital assets for federal income tax purposes. Shareholders who are not U.S. persons are strongly urged to consult their own tax advisors with respect to the particular tax consequences of the Reorganization and of an investment in the shares of the Acquiring Fund. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. Because the foregoing discussion only relates to the federal income tax consequences of the proposed Reorganization, shareholders should also consult their tax advisors as to state, local and foreign tax consequences, if any, of the proposed Reorganization.
Federal income tax law permits a regulated investment company to carry forward indefinitely its net capital losses. As of its most recent fiscal year ended July 31, 2025, the Target Fund did not have any capital loss carryforwards. The amount of the Target Fund’s capital loss carryovers as of the date of the Reorganization may differ substantially from this amount. The Acquiring Fund’s ability to use the capital loss carryovers of the Target Fund, if any, to offset gains of the Acquiring Fund, if any, in a given tax year after the Reorganization may be limited by loss limitation rules under Federal tax law and depends on various other factors, including the future realization of capital gains or losses.
There is not expected to be any material repositioning of the Target Fund’s portfolio in advance of the Reorganization.
The Reorganization is intended to qualify as a tax-free reorganization within the meaning of Section 368(a)(1)(C) of the Code. As a condition to the Reorganization, the Target Fund and the Acquiring Fund have requested an opinion of Sullivan & Worcester LLP substantially to the effect that with respect to the Reorganization, based on certain assumptions, facts, the terms of the Plan and representations set forth in the Plan or otherwise provided by the Target Fund and the Acquiring Fund and on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes, while the matter is not entirely free of doubt:
1.The transfer of the assets by the Target Fund and the assumption by the Acquiring Fund of the liabilities of the Target Fund in exchange for Acquiring Fund shares and the distribution of the Acquiring Fund shares to the shareholders of the Target Fund as provided in the Plan will constitute a “reorganization” within the meaning of
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Section 368(a)(1)(C) of the Code and with respect to such “reorganization,” the Target Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.
2.In accordance with Sections 361(a), 361(c)(1) and 357(a) of the Code, no gain or loss will be recognized by the Target Fund upon:
a.the transfer of its assets to the Acquiring Fund in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of all liabilities of the Target Fund; or
b.the distribution of the Acquiring Fund shares by the Target Fund to its shareholders in liquidation.
3.In accordance with Section 1032(a) of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the assets of the Target Fund in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of all liabilities of the Target Fund.
4.In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of their shares of the Target Fund for the Acquiring Fund shares.
5.In accordance with Section 358(a)(1) of the Code, the aggregate tax basis of the Acquiring Fund shares the Target Fund shareholders receive in the Reorganization will be the same as the aggregate tax basis of the shares of the Target Fund exchanged therefor.
6.In accordance with Section 362(a) of the Code, the tax basis in the hands of the Acquiring Fund of the assets of the Target Fund transferred to the Acquiring Fund in the Reorganization will be the same as the tax basis of such assets in the hands of the Target Fund immediately prior to the transfer.
7.In accordance with Section 1223(2) of the Code, the holding period of the assets of the Target Fund in the hands of the Acquiring Fund will include the period during which such assets were held by the Target Fund.
8.In accordance with Section 1223(1) of the Code, the holding period for the Acquiring Fund shares each of the Target Fund shareholders receives in the Reorganization will include the period for which the shareholder held the Target Fund shares exchanged therefor, provided that the shareholder held such Target Fund shares as capital assets on the date of the exchange.
9.The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code, and the regulations thereunder.
No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any shareholder of the Target Fund with respect to any (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognize upon the transfer of an asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local, or foreign tax issues of any kind.
An opinion of counsel is not binding on the IRS or the courts and neither the Target Fund nor the Acquiring Fund have sought a ruling with respect to the tax treatment of the Reorganization. The opinion of counsel, if delivered, will be based on the Code, regulations issued by the Treasury Department under the Code, court decisions, and administrative pronouncements issued by the IRS with respect to all of the foregoing, all as in effect on the date of the opinion, and all of which may be repealed, revoked or modified thereafter, possibly on a retroactive basis.
VOTING INFORMATION
You are receiving this Proxy Statement/Prospectus and the enclosed proxy card because the Target Fund’s Board is soliciting your proxy to vote on the Proposal at the Meeting and at any adjournments of the Meeting. This Proxy Statement/Prospectus gives you information about the business to be conducted at the Meeting. Target Fund shareholders may vote by participating in the Meeting and following the instructions below. You do not need to attend the Meeting to vote. Instead, you may simply complete, sign, and return the enclosed proxy card or vote by telephone or through a website established for that purpose.
This Proxy Statement/Prospectus, the enclosed Notice of Meeting of Shareholders, and the enclosed proxy card are expected to be mailed on or about November 4, 2025 to all shareholders entitled to vote.
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Shareholders may attend the Meeting. The Meeting will begin promptly on November 25, 2025, at 12:00 p.m., Central time and be held at 777 East Wisconsin Avenue, 5th Floor, Milwaukee, Wisconsin 53202. Only Target Fund shareholders will be able to participate in the Meeting.
Shareholders of record of the Target Fund as of the close of business on the Record Date of October 15, 2025 are entitled to vote at the Meeting. The number of outstanding shares of the Target Fund on the Record Date are set forth below. Each share is entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held.

Target Fund	Outstanding Shares
Coho Fund	2,082,117.394
Proxies will have the authority to vote and act on behalf of shareholders at any adjournment of the Meeting. If a proxy is authorized to vote for a shareholder, the shareholder may revoke the authorization at any time before it is exercised by sending in another proxy card with a later date or by notifying the Secretary of the Target Entity in writing at the address set forth on the cover page of the Proxy Statement/Prospectus before the Meeting that the shareholder has revoked its proxy. In addition, although merely attending the Meeting will not revoke your proxy, if a shareholder participates in the Meeting, the shareholder may withdraw the proxy and vote at the Meeting. However, if your shares are held through a broker-dealer or other financial intermediary you will need to obtain a “legal proxy” from them in order to vote your shares at the Meeting.
Executed proxies received prior to the Meeting on which no vote is indicated will be voted “FOR” the Proposal.
Quorum Requirement and Adjournment
A “Quorum” is the minimum number of shares that must be present in order to conduct the Meeting. Under the MPS Trust’s Agreement and Declaration of Trust, as amended, a Quorum is constituted by the presence in person or by proxy of at least one-third of the Shares entitled to vote shall constitute a quorum at a Shareholders’ meeting.
With respect to the Target Fund, if sufficient votes to approve a Proposal are not received by the date of the Meeting or any reconvened Meeting following an adjournment, the Meeting or reconvened Meeting may be adjourned with respect to such Target Fund to permit further solicitations of proxies. The persons named as proxies on the enclosed proxy cards will vote their proxies in their discretion on questions of adjournment and any other items (other than the Proposal) that properly come before the Meeting. A majority of the votes cast by shareholders of the Target Fund present or by proxy at the Meeting (whether or not sufficient to constitute a quorum) may adjourn the Meeting.
Because the Proposal is expected to “affect substantially” a shareholder’s rights or privileges, a broker may not vote shares if the broker has not received instructions from beneficial owners or persons entitled to vote, even if the broker has discretionary voting power (i.e., the proposal is non-discretionary). Because the Proposal is non-discretionary, the Target Fund do not expect to receive broker non-votes.
Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present at the Meeting. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” the Proposal because an absolute percentage of affirmative votes is required to approve the Proposal.
Broker non-votes are proxies from brokers or nominees that indicate that they have not received voting instructions from the beneficial owner or other person entitled to vote shares on a particular matter for which the brokers or nominees do not have discretionary authority to vote, such as the Proposal.
Vote Necessary to Approve the Proposal
Shareholders of the Target Fund must approve the Proposal by a 1940 Act Majority vote of the outstanding voting securities of the Target Fund. A “1940 Act Majority” of the outstanding voting securities of a fund means the lesser of (i) 67% or more of the voting securities of the Target Fund that are present at the Meeting if holders of shares representing more than 50% of the outstanding voting securities of the Target Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Target Fund.
Proxy Solicitation
In addition to solicitations by mail, solicitations also may be made by advertisement, telephone, electronic media, or personal contacts. The Target Fund will request broker/dealer firms, custodians, nominees, and fiduciaries to forward proxy materials to the beneficial owners of the shares of record.
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In addition to solicitations by mail, officers and employees of the Target Fund, Coho and their affiliates may, without extra pay, conduct additional solicitations by telephone, telecopy, and personal interviews. The Target Fund expect that any solicitations will be primarily by mail, but also may include telephone, telecopy, or oral solicitations.
As the Meeting date approaches, you may receive a telephone call from a representative of the Target Fund if your votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. These procedures are designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.
In all cases where a telephonic proxy is solicited, the Target Fund’s representative is required to ask for each shareholder’s full name and address. If the shareholder is a corporation or other entity, the Target Fund’s representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information elicited matches the information previously provided to the Target Fund, then the Target Fund’s representative has the responsibility to explain the voting process, read the Proposal listed on the proxy card, and ask for the shareholder’s instructions on the Proposal. Although the Target Fund’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement/Prospectus. The Target Fund’s representative will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter to confirm his or her vote and asking the shareholder to call the Target Fund immediately if his or her instructions are not correctly reflected in the confirmation.
DIVIDENDS AND DISTRIBUTIONS
Target Fund
The Target Fund will make distributions of net investment income and net capital gains, if any, at least annually, typically during the month of December. The Target Fund may make additional distributions if deemed to be desirable at other times during the year.
All distributions will be reinvested in the shares of the Target Fund unless you choose one of the following options: (1) receive distributions of net capital gains in cash, while reinvesting net investment income distributions in additional Fund shares; (2) receive all distributions in cash; or (3) reinvest net capital gain distributions in additional Fund shares, while receiving distributions of net investment income in cash.
Acquiring Fund
The Acquiring Fund will make distributions of dividends and capital gains, if any, at least annually, typically in December. The Acquiring Fund may make an additional payment of dividends or distributions if it deems it desirable at any other time during the year.
All distributions will be reinvested in shares of the Acquiring Fund shares unless you choose one of the following options: (1) receive dividends in cash, while reinvesting capital gain distributions in additional Fund shares; (2) receive capital gain distributions in cash while reinvesting dividends in additional Fund shares; or (3) receive all distributions in cash. If you wish to change your distribution option, write or call the Transfer Agent at 888-HUBERCM (888-482-3726) in advance of the payment date of the distribution. Dividends and distributions will be taxable whether paid in cash or reinvested in additional shares.
FINANCIAL HIGHLIGHTS SUMMARY
The fiscal year end of the Target Fund is July 31 and the Acquiring Fund is October 31. The financial highlights for the Target Fund and Acquiring Fund are included in Appendix C, and have been derived from financial statements audited by Cohen & Company, Ltd., and Tait, Weller & Baker LLP, respectively, except for information provided for the Acquiring Fund’s six months ended April 30, 2025, which are unaudited.
The financial highlights of the Target Fund are also contained in the annual Form N-CSR of the Target Fund for the fiscal year ended July 31, 2025, which have been audited by Cohen & Company, Ltd., the registered independent public accounting firm for the Target Fund.
The financial highlights of the Acquiring Fund are also contained in: (i) the annual Form N-CSR of the Acquiring Fund for the fiscal year ended October 31, 2024, which have been audited by Tait, Weller & Baker LLP, the registered independent public accounting firm for the Acquiring Fund; and (ii) the semi-annual Form N-CSR of the Acquiring Fund for the six months ended April 30, 2025, which are unaudited.
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The Tailored Shareholder Reports for the annual and semi-annual periods, which have previously been sent to shareholders, are available on request and without charge by writing to the Coho Funds or Huber Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, Missouri 64121-9252, and are incorporated by reference into the Reorganization SAI.

DESCRIPTION OF THE SECURITIES TO BE ISSUED; RIGHTS OF SHAREHOLDERS
Set forth below is a description of the Acquiring Fund’s shares to be issued to the shareholders of the Target Fund in the Reorganization. Also set forth below is a discussion of the rights of shareholders of the Fund.
The following is a summary of the material rights of shareholders of the Funds but does not purport to be a complete description of these rights. These rights may be determined in full by reference to the Delaware statute governing statutory trusts (the “Delaware Statute”), MPS Trust’s Amended and Restated Agreement and Declaration of Trust, Amended and Restated Bylaws (the “MPS Trust Governing Instruments) and AST’s Amended and Restated Agreement and Declaration of Trust, and Amended and Restated Bylaws (“AST Governing Instruments”) (collectively, the “Governing Instruments”). The Governing Instruments are subject to amendment in accordance with their terms. Copies of the Governing Instruments are available upon request and without charge by following the instructions listed under “Available Information.”
Form of Organization. The Target Fund is a series of the MPS Trust, and Acquiring Fund are series of AST. Both funds are open-end management investment company organized as a Delaware statutory trust. The Target Fund issues one class of shares and the Acquiring Fund issues an investor class and institutional class of shares.
Capital Stock. AST is authorized to issue an unlimited number of interests (or shares). The Target Fund and Acquiring Fund are open-end mutual funds. The Target Fund is a series formed by the MPS Trust and the Acquiring Fund is a series formed by AST. Interests in the Target Fund and the Acquiring Fund are represented by shares of beneficial interest each with no par value. As of the date of this Proxy Statement/Prospectus, shares of approximately 60 other series of the MPS Trust and AST are offered in separate prospectuses and statements of additional information. The MPS Trust and AST may start additional series and offer shares of new funds at any time.
Voting Rights. Each share of the Target Fund and the Acquiring Fund represents an interest in the respective Fund that is equal to and proportionate with each other share of the respective Fund. MPS Trust and AST Fund shareholders are entitled to one vote per share (and a fractional vote for fractional shares) held on matters on which they are entitled to vote. Neither the MPS Trust nor AST are required to (nor does either) hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees in AST. On any matters submitted to a vote of shareholders of any Fund, all shares are voted together without regard to class or series except when separate voting is required by the 1940 Act or other applicable law.
Shareholder Liability. The Delaware Statute does not include an express provision relating to the limitation of liability of the beneficial owners of a Delaware statutory trust. The MPS Trust Governing documents provide that Shareholders shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. The AST Governing Instruments provide that no shareholder shall be subject to any personal liability whatsoever to any person in connection with property of a Fund or the acts, obligations or affairs of AST. The AST Governing Instruments further provide that, if any shareholder is made a party to any suit or proceeding to enforce any such liability of a Fund, he or she shall not be held to any personal liability. AST shall indemnify and hold each shareholder harmless from and against all claims and liabilities to which such shareholder may become subject by reason of being or having been a shareholder, and shall reimburse the shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability.
Preemptive Rights. Shareholders of the MPS Trust and AST are not entitled to any preference, preemptive, appraisal, conversion or exchange rights.
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FUND TRUSTEES AND OFFICERS
AST is managed by a Board of Trustees. The persons sitting on the Board will continue to be the same after the Reorganization. The AST Board of Trustees consists of different individuals compared to the MPS Trust Board of Trustees. More information about the AST Board of Trustees is listed below.

Name, Year of Birth and Address	Position Held with the Trust	Term of Office and Length of Time Served*	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held During Past Five Years(3)
David G. Mertens (1960) 615 E. Michigan Street Milwaukee, WI 53202	Board Chair Trustee	Indefinite term; since October 2023. Indefinite term; since March 2017.	Independent Contractor (February 2025 to present); Partner, QSV Equity Investors, LLC, (a privately-held investment advisory firm) (February 2019 to February 2025); Managing Director and Vice President, Jensen Investment Management, Inc. (a privately-held investment advisory firm) (2002 to 2017).	4	Trustee, Advisors Series Trust (for series not affiliated with the Funds).
Joe D. Redwine (1947) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term; since September 2008.	Retired; formerly Manager, President, CEO, U.S. Bancorp Fund Services, LLC, and its predecessors, (May 1991 to July 2017).	4	Trustee, Advisors Series Trust (for series not affiliated with the Funds).
Michele Rackey (1959) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term; since January 2023.	Chief Executive Officer, Government Employees Benefit Association (GEBA) (benefits and wealth management organization) (2004 to 2020); Board Member, Association Business Services Inc. (ABSI) (for-profit subsidiary of the American Society of Association Executives) (2019 to 2020).	4	Trustee, Advisors Series Trust (for series not affiliated with the Funds).
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Name, Year of Birth and Address	Position Held with the Trust	Term of Office and Length of Time Served*	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held During Past Five Years(3)
Anne W. Kritzmire (1962) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term; since August 2024.	Principal Owner of AW Kritzmire Consulting (2021-Present); Business Faculty Lead of Lake Forest Graduate School of Management (2021-Present); Head of Multi-Asset and various other positions of Nuveen Investments (1999-2020).	4
Trustee, Advisors Series Trust (for series not affiliated with the Funds); Lead Independent Director of Thornburg Income Builder Opportunities Trust (a closed end fund) (2020-Present); Trustee, Finance Commissioner, and Acting Treasurer of Village of Long Grove (municipal government) (2017-2025).

Craig B. Wainscott (1961) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term; since August 2024.	CEO instaCOVER LLC (Specialized insurance/technology company) 2014-2021, and CFO 2021-2023.	4
Trustee, Advisors Series Trust (for series not affiliated with the Funds); Independent Trustee of iMGP Funds (14 Funds) (2024-Present); Independent Trustee and Board Chair of Brandes Investment Trust (6 Funds) (2011-2024); Board Member of Paradigm Project (social venture company) (2010-2020).

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Name, Year of Birth and Address	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Jeffrey T. Rauman (1969) 615 E. Michigan Street Milwaukee, WI 53202	President and Principal Executive Officer	Indefinite term; since December 2018.	Senior Vice President, Compliance and Administration, U.S. Bank Global Fund Services (February 1996 to present).
Kevin J. Hayden (1971) 615 E. Michigan Street Milwaukee, WI 53202	Vice President, Treasurer and Principal Financial Officer	Indefinite term; since January 2023.	Vice President, Compliance and Administration, U.S. Bank Global Fund Services (June 2005 to present).
Richard R. Conner (1982) 615 E. Michigan Street Milwaukee, WI 53202	Assistant Treasurer	Indefinite term; since December 2018.	Assistant Vice President, Compliance and Administration, U.S. Bank Global Fund Services (July 2010 to present).
Albert Sosa (1970) 615 E. Michigan Street Milwaukee, WI 53202	Assistant Treasurer	Indefinite term; since March 2025.	Assistant Vice President, Compliance and Administration, U.S. Bank Global Fund Services (June 2004 to present).
Joseph R. Kolinsky (1970) 2020 E. Financial Way, Suite 100 Glendora, CA 91741	Vice President, Chief Compliance Officer and AML Officer	Indefinite term; since July 2023.	Vice President, U.S. Bank Global Fund Services (May 2023 to present); Chief Compliance Officer, Chandler Asset Management, Inc. (2020 to 2022); Director, Corporate Compliance, Pacific Life Insurance Company (2018 to 2019).
Elaine E. Richards (1968) 2020 E. Financial Way, Suite 100 Glendora, CA 91741	Vice President and Secretary	Indefinite term; since February 2025.	Senior Vice President, U.S. Bank Global Fund Services (July 2007 to present).
*    The Trustees have designated a mandatory retirement age of 75, such that each Trustee, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs (“Retiring Trustee”). Upon request, the Board may, by vote of a majority of the Trustees eligible to vote on such matter, determine whether or not to extend such Retiring Trustee’s term and on the length of a one-time extension of up to three additional years. At a meeting held December 7-8, 2022, by vote of the majority of the Trustees (not including Mr. Redwine), Mr. Redwine’s term as Trustee was extended for three additional years to expire on December 31, 2025.
(1)The Trustees of AST who are not “interested persons” of AST as defined under the 1940 Act (“Independent Trustees”).
(2)As of October 31, 2024, AST was comprised of 33 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the funds managed by Huber (“Huber Funds”). The Huber Funds do not hold themselves out as related to any other series within AST for investment purposes, nor do they share the same investment adviser with any other series.
(3)“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.
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OTHER SERVICE PROVIDERS
The service providers for each Fund are summarized below. The Acquiring Fund will continue to use the same service providers after the Reorganization as it currently uses.

Role	Target Fund Service Providers	Acquiring Fund Service Providers
Administrator and Fund Accounting Agent	U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, Wisconsin 53202	Same
Transfer Agent	U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, Wisconsin 53202	Same
Custodian	U.S. Bank National Association 1555 North RiverCenter Drive, Suite 302 Milwaukee, Wisconsin 53212	Same
Distributor and Principal Underwriter	Quasar Distributors, LLC 190 Middle Street, Suite 310 Portland, Maine 04101	Same
Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 342 North Water Street, Suite 830 Milwaukee, Wisconsin 53202	Tait, Weller & Baker LLP Two Liberty Place 50 South 16th Street, Suite 2900 Philadelphia, Pennsylvania 19102
Trust Counsel	Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, Pennsylvania 19103	Sullivan & Worcester LLP 1251 Avenue of the Americas, 19th Floor New York, New York 10020
OWNERSHIP OF SECURITIES OF THE FUND
As of the Record Date, October 15, 2025, the Target Fund had the following number of shares issued and outstanding. As of the same date, trustees and officers of the Target Fund as a group owned less than 1% of the outstanding voting securities of the Fund.

Shares Issued & Outstanding as of October 15, 2025
Coho Fund	2,082,117.394
As of the Record Date, October 15, 2025, the following persons owned beneficially or of record more than 5% of the outstanding shares of the Target Fund:
Coho Fund

Name and Address	% of Ownership	Type of Ownership
National Financial Services, LLC for the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 499 Washington, Blvd., 4th Floor Jersey City, NJ 07310-1995	45.82%	Record
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	26.26%	Record
Wells Fargo Clearing Services, LLC 1 North Jefferson Avenue St. Louis, MO 63103-2254	15.10%	Record
SEI Private Trust Company C/O FTCI 1 Freedom Valley Drive Oaks PA 19456-9989	5.96%	Record
Proxy Statement/Prospectus    33

Any beneficial shareholder that owns 25% or more of the outstanding shares of the Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Fund.
AVAILABLE INFORMATION
The MPS Trust is subject to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act, and in accordance therewith, file reports, proxy material and other information about the Target Fund with the SEC. Reports and other information about the Target Fund are available on the EDGAR database on the SEC’s Internet site located at http://www.sec.gov. Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov.
LEGAL MATTERS
Certain legal matters concerning the federal income tax consequences of the Reorganization and the issuance of shares of the Acquiring Fund will be passed on by the law firm of Sullivan & Worcester LLP, 1251 Avenue of the Americas, 19th Floor, New York, New York 10020.
EXPERTS
The financial statements of the Target Fund incorporated by reference into the Reorganization SAI and the financial highlights of the Target Fund incorporated in this Proxy Statement/Prospectus by reference from the Fund’s annual report on Form N-CSR for the fiscal year ended July 31, 2025, which have been audited by Cohen & Company, Ltd., an independent registered public accounting firm, as stated in their report, which is incorporated by reference into the Reorganization SAI, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.
The financial statements of the Acquiring Fund incorporated by reference into the Reorganization SAI and the financial highlights of the Acquiring Fund incorporated in this Proxy Statement/Prospectus by reference from the Fund’s annual report on Form N-CSR for the fiscal year ended October 31, 2024, which have been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, as stated in their report, which is incorporated by reference into the Reorganization SAI, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.
OTHER MATTERS
The Target Fund is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a Proxy Statement/Prospectus for the next meeting of shareholders should send their written proposals to the Secretary of the Target Fund at U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, so that they are received within a reasonable time before any such meeting. The timely submission of a proposal does not guarantee its submission.
By order of the Board of Trustees,

_/s/ Brian R. Wiedmeyer__________
Brian R. Wiedmeyer
President, Managed Portfolio Series
Proxy Statement/Prospectus    34

APPENDIX A
ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND
PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
Principal Investment Objective
The Huber Fund’s investment objective seeks to achieve current income and capital appreciation. The investment objective is non-fundamental and may be changed without shareholder approval upon 60 days’ written notice to shareholders. There is no assurance that the Fund will achieve its investment objective.
Principal Investment Strategies
The Huber Fund normally invests at least 80% of its net assets (plus borrowings for investment purposes) in large cap companies. This policy may only be changed upon sixty (60) days’ prior written notice to shareholders. The Adviser currently considers large cap companies to be those with market capitalizations in the range of those found in the Bloomberg US 1000 Value Index, although the portfolio will generally consist of stocks with a market capitalization of $1 billion or above at time of initial purchase. The market capitalization range of the Bloomberg US 1000 Value Index changes constantly, but as of January 31, 2025, the market capitalization range was between $338.08 million and $1.01 trillion. Market capitalization is measured at the time of initial purchase. The Adviser expects to invest in predominantly “value” companies. The Huber Fund also normally invests in stocks with high cash dividends or payout yields relative to the market. Payout yield refers to dividend yield (the yield from dividends paid) plus buyback yield (the yield associated with a company buying back its own shares to reduce the number of shares on the market, thereby increasing the earnings per share for the remaining shares).
In addition to these principal investments, the Fund may invest in stocks that do not pay dividends, but the Adviser believes have growth potential unrecognized by the market or have undergone changes in business or management that indicate growth potential.
Should appropriate investment opportunities be available, the Huber Fund may invest in IPOs but not in an amount that exceeds 50% of a Fund’s total assets. Additionally, the Fund may invest in Rule 144A and other restricted equity securities but not in an amount that exceeds 15% of the Fund’s total assets. From time to time, the Fund may be invested in securities of companies in the same economic sector.
The Fund may make significant investments in foreign securities, including in emerging markets. The Fund will invest primarily in domestic U.S. securities but reserve the right to invest up to 20% of their net assets in ADRs, dollar-denominated foreign securities, or directly in foreign securities. The Adviser includes as a U.S. issuer a company that maintains its principal place of business in the United States; has at least 50% of their assets, revenues or earnings in the United States; or is listed on a U.S. exchange. The Fund strives for tax efficiency which may include tax loss harvesting (i.e., periodically selling positions that have depreciated in value to realize capital losses that can be used to offset capital gains realized by the Fund) and other tools at the Adviser’s disposal.
Temporary or Cash Investments. Under normal market conditions, the Fund will stay fully invested according to its principal investment strategies as noted above. The Fund, however, may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for temporary defensive purposes in response to adverse market, economic, political or other conditions. This may result in the Fund not achieving its investment objectives during that period.
There is no guarantee that the Fund will achieve its investment objectives. In addition, for longer periods of time, the Fund may hold a substantial cash position. If the market advances during periods when the Fund is holding a large cash position, the Fund may not participate to the extent it would have if the Fund had been more fully invested. To the extent that the Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.
The Adviser makes sell decisions based on valuation, risk and portfolio guidelines or restrictions. As individual stocks approach their intrinsic value and decline in their relative attractiveness, they become candidates for sale. Other sell decisions may occur because of deterioration in the fundamentals that supported the initial investment. Sales are initiated as position exposures approach diversification guidelines when stocks reach their established target price. Proceeds from sale are reinvested in companies that are more attractively valued based on the purchase disciplines. Target prices are set for each holding and as market prices approach the target value, a decision is made on whether to sell the security.

Appendix A-1

Principal Risks
There is the risk that you could lose money by investing in the Fund. The value of your investment in the Fund will fluctuate as the stocks in the Fund’s portfolios change in price. The prices of the stocks the Adviser selects may decrease in value. Also, the stock market may decline suddenly, and for extended periods, adversely affecting the prices of the stocks held by the Fund.
By itself, the Fund is not a complete, balanced investment plan and the success of the Fund cannot be predicted.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in a Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including: inflation (or expectations for inflation); deflation (or expectations for deflation); interest rates; market instability; financial system instability; debt crises and downgrades; embargoes; tariffs; sanctions and other trade barriers; regulatory events; other governmental trade or market control programs and related geopolitical events. In addition, the value of a Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.
The effects of any future pandemic or other global event to public health and business and market conditions may have a significant negative impact on the performance of a Fund’s investments, increase the Fund’s volatility, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to a pandemic or other global event that affect the instruments in which a Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on a Fund’s investment performance. The ultimate impact of any pandemic or other global event and the extent to which the associated conditions and governmental responses impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.
Equity Securities Risk. The equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities market generally, such as adverse changes in: economic conditions, the general outlook for corporate earnings, interest rates, or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management.
Foreign Securities and Emerging Markets Risk. Investments in foreign securities and emerging markets are subject to special risks. The Fund’s returns and net asset value (“NAV”) may be affected by several factors, including those described below.
Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may be less liquid and more volatile than U.S. securities, which could affect the Fund’s investments. The exchange rates between U.S. dollar and foreign currencies might fluctuate, which could negatively affect the value of the Fund’s investments.
Foreign securities are also subject to higher political, social and economic risks. These risks include, but are not limited to, a downturn in the country’s economy, excessive taxation, political instability, and expropriation of assets by foreign governments. Compared to the U.S., foreign governments and markets often have less stringent accounting, disclosure, and financial reporting requirements.
In addition, the Fund may invest in emerging markets. Emerging markets are those of countries with immature economic and political structures. These markets are more volatile than the markets of developed countries.
American Depositary Receipts Risk. Investments in ADRs are subject to many of the same risks that are associated with direct investments in the securities of foreign companies. The securities underlying ADRs are typically denominated (or quoted) in a currency other than U.S. dollars and trade on foreign exchanges at times when the U.S. markets are not open for trading. As a result, the value of ADRs may not track the price of the underlying securities and may change materially at

Appendix A-2

times when the U.S. markets are not open for trading. A depository may establish an unsponsored facility without participation by (or even necessarily the permission of) the issuer of the deposited securities. Holders of unsponsored depository receipts generally bear all the costs of such facility including fees for the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to pass through voting rights to depository receipt holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. Sponsored depository receipt facilities enter into a deposit agreement with the applicable issuer that sets out the rights and responsibilities of the issuer, the depository, and the depository receipt holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although depositary receipt holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the depository receipt holders at the request of the issuer of the deposited securities.
Initial Public Offering Risk. The risk exists that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. Although IPO investments may have had a positive impact on the Fund’s performance in the past, there can be no assurance that the Fund will identify favorable IPO positions in the future. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.
Management Risk. The Fund is an actively managed investment portfolio and it relies on the Adviser’s ability to pursue the Fund’s goals. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Adviser does not seek to replicate the performance of any index. Notwithstanding its benchmark, the Fund may invest in securities not included in its benchmarks or hold securities in very different proportions than its benchmarks. To the extent the Fund invests in those securities, the Fund’s performance depends on the ability of the Adviser to choose securities that perform better than securities that are included in the benchmark. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to the portfolio manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objectives.
Value Style Investing Risk. Certain equity securities (generally referred to as value securities) are purchased primarily because they are selling at prices below what an Adviser believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. The Fund bears the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be perceived by the Adviser to be under-priced or that the market may never come to recognize their fundamental value. A value stock may not increase in price, as anticipated by the Adviser investing in such securities, if other investors fail to recognize the company’s value and bid up the price or invest in markets favoring faster growing companies. A Fund’s strategy of investing in value stocks also carries the risk that in certain markets value stocks will under-perform growth stocks.
Sector Emphasis Risk. The Adviser’s value investment strategy of identifying investment opportunities through a bottom-up process emphasizing internally generated fundamental research, may from time to time result in the Fund investing significant amounts of its portfolio in securities of issuers principally engaged in the same or related businesses. Market conditions, interest rates and economic, regulatory or financial developments could significantly affect a single business or a group of related businesses. Sector emphasis risk is the risk that the securities of companies in such business or businesses, if comprising a significant portion of the Fund’s portfolio, could react in some circumstances negatively to these or other developments and adversely affect the value of the portfolio to a greater extent than if such business or businesses comprised a lesser portion of the Fund’s portfolio.
Rule 144A Securities Risk. The market for Rule 144A securities typically is less active than the market for public securities. Rule 144A securities carry the risk that the trading market may not continue and the Fund might be unable to dispose of these securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements. In addition, transaction costs may be higher for Rule 144A securities than for more liquid securities.
Focus Risk. At such times the Fund holds the securities of a small number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase a Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a

Appendix A-3

greater impact on the Fund’s performance. Investments in securities of a limited number of issuers exposes the Fund to greater market risk, price volatility and potential losses than if assets were invested in the securities of a greater number of issuers.
Large-Cap Companies Risk. The stocks of larger companies may underperform relative to those of small and mid-sized companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Many larger companies may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Consumer, Non-cyclical Risk. Consumer, non-cyclical companies are companies that provide consumer staples, for example, food and drug retailers and companies the primary lines of business of which are food, beverage, pharmaceuticals and other household items, including agricultural products. Performance of companies in the consumer, non-cyclical sector may be adversely impacted by fluctuations in supply and demand, changes in the global economy, changes in the price and availability of underlying commodities, rising energy prices, consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the consumer, non-cyclical sector are also affected by changes in government regulation; global economic, environmental, and political events; and economic conditions. The performance of companies in the financial sector may be adversely impacted by many factors, including, among others: government regulations of, or related to, the sector; governmental monetary and fiscal policies; economic, business or political conditions; credit rating downgrades; changes in interest rates; price competition; and decreased liquidity in credit markets. The financial sector has experienced significant losses and a high degree of volatility in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted.
Portfolio Holdings Information
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Fund’s annual report and semi-annual report to Fund shareholders in Form N-CSR and in the quarterly holdings report Part F of Form N-PORT. In addition, the Fund discloses complete portfolio holdings on the Fund’s website on a fiscal quarter-end basis at www.hubercap.com with at least a 15-calendar day lag. The Fund may experience up to a 45-calendar day lag in the website disclosure of its complete portfolio holdings if it is determined that early disclosure could be harmful to the Fund. The portfolio holdings for the Fund will remain posted on the website until updated with required regulatory filings with the SEC. From time to time, the Adviser may select additional portfolio characteristics for distribution to the public with such frequencies and lag times as the Adviser determines to be in the best interests of shareholders.
MANAGEMENT OF THE FUND
Investment Adviser
Huber Capital Management, LLC is the Fund’s investment adviser and provides discretionary investment advisory services to the Fund pursuant to an investment advisory agreement between the Adviser and the Trust (the “Advisory Agreement”). The Adviser’s address is 999 North Pacific Coast Highway, Suite 600, El Segundo, California 90245. The Adviser has provided investment advisory services to individual and institutional accounts since 2007. The Adviser has provided investment advisory services to the Fund since its inception. Joseph Huber, the Adviser’s Chief Executive Officer and Chief Investment Officer, holds a majority ownership share of the Adviser.
The Adviser provides the Fund with advice on buying and selling securities. The Adviser also furnishes the Fund with office space and certain administrative services and provides most of the personnel needed by the Fund. For its services in relation to the Fund, the Adviser is entitled to receive an annual, contractual management fee, calculated daily and payable monthly, as follows:

	Average Daily Net Assets between
	$0 and $10 billion	$10 and $20 billion	in excess of $20 billion
Huber Fund	0.99%	0.75%	0.50%
For the fiscal year ended October 31, 2024, the Adviser received management fees of 0.77% of the Huber Fund’s average daily net assets, net of waivers.
Please note, the Adviser is voluntarily reducing the Huber Fund’s management fee from 0.99% to 0.80% through at least February 28, 2026. The Adviser cannot recoup these amounts.

Appendix A-4

A discussion regarding the basis for the Board’s approval of the Advisory Agreement for the Fund is available in the Fund’s semi-annual report to shareholders for the period ended April 30, 2025.
Fund Expenses
The Fund is responsible for its own operating expenses. The Adviser has contractually agreed, however, to waive all or a portion of its management fees and/or pay expenses of the Fund to ensure that the annual fund operating expenses for the Fund (excluding AFFE, interest expense, taxes, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees and any other class-specific expenses) do not exceed the following amounts as a percentage of each Fund’s average daily net assets, through at least February 28, 2028:

Fund	Expense Cap
Huber Fund	0.99%
The term of the operating expenses limitation agreement for the Huber Fund is indefinite, and it can only be terminated by the Board. The Adviser may request recoupment of previously waived fees and paid expenses in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such recoupment is contingent upon the subsequent review and ratification of the recouped amounts by the Board. The Fund must pay current ordinary operating expenses before the Adviser is entitled to any recoupment of fees and expenses.
SHAREHOLDER INFORMATION
Share Price
Shares of the Fund are sold at NAV per share, which is calculated for each Fund as of the close of regular trading (generally, 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open for unrestricted business. However, the Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. The NYSE is closed on weekends and most national holidays. The NAV will not be calculated on days when the NYSE is closed for trading.
Purchase and redemption requests are priced at the next NAV per share calculated after receipt of such requests. The NAV is the value of the Fund’s securities, cash and other assets, minus all liabilities (assets – liabilities = NAV). NAV per share is determined by dividing NAV by the number of shares outstanding (NAV/ # of shares = NAV per share). The NAV takes into account the expenses and fees of the Fund, including management, shareholder servicing and administration fees, which are accrued daily.
In calculating the NAV, portfolio securities are valued using current market values or official closing prices, if available. Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded. When market quotations are not readily available, a security or other asset is valued at its fair value as determined under procedures approved by the Adviser and approved by the Board. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.
When fair value pricing is employed, the prices of securities used to calculate the Fund’s NAVs may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the price of the security quoted or published by others or the value when trading resumes or realized upon its sale. Therefore, if a shareholder purchases or redeems shares in the Fund when they hold securities priced at a fair value, this may have the unintended effect of increasing or decreasing the number of shares received in a purchase or the value of the proceeds received upon a redemption.
In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time the Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the

Appendix A-5

time the NAVs are calculated. The Adviser anticipates that the Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable.
Description of Classes
The Trust has adopted a multiple class plan that allows the Fund to offer one or more classes of shares of the Fund. The Fund and this Prospectus offer two classes of shares – Investor Class and Institutional Class. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses. Both classes charge a fee of 1.00% applied to redemptions on shares held for 60 days or less. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Investor Class shares or Institutional Class shares, which are not reflected in the tables or the examples in the Summary Section of this Prospectus.
Investor Class shares are charged a 0.25% Rule 12b-1 distribution and service fee and a 0.15% shareholder servicing plan fee. Investor Class shares do not have a front-end sales charge or contingent deferred sales charge (“CDSC”), except that a charge of 1.00% applies to redemptions on shares held for 60 days or less.
Institutional Class shares may be charged a 0.25% Rule 12b-1 distribution and service fee and a 0.15% shareholder servicing plan fee; however, the accrual for each fee is currently set at 0.00% through at least February 28, 2028, and any accrual increase must first be approved by the Board. Institutional Class shares do not have a front-end sales charge or CDSC, except that a charge of 1.00% applies to redemptions on shares held for 60 days or less. An investor transacting in Institutional Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.
Buying Fund Shares
To purchase shares of a Fund, you must invest at least the minimum amount in the Fund.

Type of Account	To Open Your Account	To Add to Your Account
Investor Class
Regular Accounts	$5,000	$100
Retirement Accounts	$2,500	$100
Institutional Class	$1,000,000	$5,000
Shares of the Fund may be purchased by check, wire, electronic funds transfer via the Automated Clearing House (“ACH”) network or through approved financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals and their agents (“Brokers”) authorized by the Fund to receive purchase orders. The Fund’s minimum initial investment (as well as subsequent additional investments) depends on the nature of the account as shown in the table above.
Please note the following:
•Institutional Class shares are offered primarily to qualified registered investment advisors, financial advisors and investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Institutional Class shares may be purchased through certain financial intermediaries and mutual fund supermarkets that charge their customers transaction or other fees with respect to their customers’ investments in the Fund and may also be purchased directly through the Fund’s transfer agent, U.S. Bank Global Fund Services (the “Transfer Agent”).
•Wrap account programs established with broker-dealers or financial intermediaries may purchase Institutional Class shares only if the program for which the shares are being acquired will not require the Fund to pay any type of distribution or administrative payment to any third-party.
•A registered investment adviser may aggregate all client accounts investing in the Fund to meet the Institutional Class shares investment minimum.
The Fund’s minimum investment requirements may be waived from time to time by the Adviser, and for the following types of shareholders:
•Current and retired employees, directors/trustees and officers of the Trust, the Adviser and its affiliates and certain family members of each of them (i.e., spouse, domestic partner, child, parent, sibling, grandchild and grandparent, in each case including in-law, step and adoptive relationships);

Appendix A-6

•Any trust, pension, profit sharing or other benefit plan for current and retired employees, directors/trustees and officers of the Adviser and its affiliates;
•Current employees of the Transfer Agent, broker-dealers who act as selling agents for the Fund, intermediaries that have marketing agreements in place with the Adviser and the immediate family members of any of them;
•Registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Fund’s distributor;
•Qualified broker-dealers who have entered into an agreement with the Fund’s distributor; and
•Existing clients of the Adviser, their employees and immediate family members of such employees.
In-Kind Purchases
The Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund. See the SAI for further information about the terms of these purchases.
Additional Investments
Additional purchases of Investor Class shares in the Fund may be made for $100 or more for regular accounts and retirement accounts and additional purchases of Institutional Class shares may be made for $5,000 or more. Exceptions and waivers of the additional purchase minimum may be made at the Adviser’s discretion. You may purchase additional shares of the Fund by sending a check, with the Invest by Mail form from your most recent confirmation statement received from the Transfer Agent, to the Fund at the address listed under “Methods of Buying.” Please ensure that you include your account number on the check. If you do not have the stub from your Fund account statement, include your name, address and account number on a separate statement. You may also make additional purchases by wire, by electronic funds transfer through the ACH network or through a Broker. Please follow the procedures described in this Prospectus.
Short-term or excessive trading into and out of the Fund may harm performance by disrupting management strategies and by increasing expenses. Accordingly, the Fund may reject your purchase order if, in the Adviser’s opinion, you have a pattern of short-term or excessive trading, your trading has been or may be disruptive to a Fund, or rejection otherwise would be in a Fund’s best interest.
In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent, will verify certain information on your new account application as part of the Fund’s Anti-Money Laundering Program. As requested on the new account application, you must provide your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must provide the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Transfer Agent at 888-HUBERCM (888-482-3726) if you need additional assistance when completing your new account application.
If the Transfer Agent does not have a reasonable belief of the identity of an investor, the new account application will be rejected or the investor will not be allowed to perform a transaction on the account until such information is received. In the rare event that the Transfer Agent is unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s net asset value.
Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.
Automatic Investment Plan
Once your account has been opened with the initial minimum investment, you may make additional purchases at regular intervals through the Automatic Investment Plan (“AIP”). If elected on your new account application, money can be automatically transferred from your checking or savings account on a bi-weekly, monthly, bi-monthly or quarterly basis. In order to participate in the AIP, each purchase must be in the amount of $100 or more for Investor Class ($5,000 or more for Institutional Class), and your financial institution must be a member of the ACH network. The first AIP purchase will take place no earlier than seven business days after the Transfer Agent has received your request. The Transfer Agent will charge a $25 fee for any ACH payment that is rejected by your bank. You may terminate your participation in the AIP by notifying the Transfer Agent at 888-HUBERCM (888-482-3726), at least five calendar days prior to the date of the next AIP transfer. The Fund may modify or terminate the AIP at any time without notice.

Appendix A-7

Requests Must Be Received in Good Order
Your share price will be the next NAV per share calculated after the Transfer Agent or your Broker receives your request in good order. “Good order” means that your purchase request includes: (1) the name of the Fund and share class, (2) the dollar amount of shares to be purchased, (3) your new account application or investment stub, and (4) a check payable to the “Huber Select Large Cap Value Fund.” All requests received in good order before 4:00 p.m. (Eastern Time) will be processed on that same day. Requests received after 4:00 p.m. (Eastern Time) will receive the next business day’s NAV per share.
Methods of Buying

Through a Broker
The Fund may be offered through Brokers (e.g., broker-dealer or other financial intermediary). The Fund may also be offered directly through the distributor. An order placed with a Broker is treated as if it was placed directly with the Fund, and will be executed at the next share price calculated by the Fund after receipt by a Broker. Your Broker will hold your shares in a pooled account in the Broker’s name. The Fund may pay the Broker to maintain your individual ownership information, for maintaining other required records, and for providing other shareholder services. The Broker who offers shares may require payment of fees from their individual clients. If you invest through a Broker, the policies and fees may be different than those described in this Prospectus. For example, the Broker may charge transaction fees or set different minimum investments. The Broker is responsible for processing your order correctly and promptly, keeping you advised of the status of your account, confirming your transactions and ensuring that you receive copies of the Prospectus.

Please contact your Broker to see if they are an approved Broker of the Fund and for additional information.

By mail
All purchases by check must be in U.S. dollars drawn on a domestic financial institution. The Fund will not accept payment in cash or money orders. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Fund is unable to accept post-dated checks or any conditional order or payment.

To buy shares of the Fund, complete a new account application and send it together with your check for the amount you wish to invest in the Fund to the address below. Checks should be made payable to the specific Huber Fund in which you are investing. To make additional investments once you have opened your account, write your account number on the check and send it together with the remittance form from your most recent confirmation statement received from the Transfer Agent. If your check is returned for any reason, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent. You may also be responsible for any loss sustained by the Fund for any payment that is returned.

Regular Mail
Huber Funds
[Name of Huber Fund]
c/o U.S. Bank Global Fund Services
PO Box 219252
Kansas City, MO 64121-9252

Overnight Delivery
Huber Funds
[Name of Huber Fund]
c/o U.S. Bank Global Fund Services
801 Pennsylvania Ave, Suite 219252
Kansas City, MO 64105-1307

Appendix A-8

NOTE: The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

By telephone
If you accepted telephone options on your account application, you may make additional investments by telephone. If you have given authorization for telephone transactions and your account has been open for at least seven business days, call the Transfer Agent toll-free at 888-HUBERCM (888-482-3726) and you will be allowed to move money in amounts of $100 or more for Investor Class and $5,000 or more for Institutional Class, from your bank account to your Fund account upon request. Only bank accounts held at U.S. institutions that are ACH members may be used for telephone transactions. If your order is placed before 4:00 p.m., Eastern Time, shares will be purchased in your account at the NAV determined on that day. For security reasons, requests by telephone will be recorded.

By wire
To open an account by wire, a completed new account application is required before your wire can be accepted. You may mail or overnight deliver your new account application to the Transfer Agent. Upon receipt of your completed new account application, an account will be established for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire payment. Your bank must include the name of the Fund you are purchasing, the account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

U.S. Bank National Association
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA #: 075000022
Credit: U.S. Bancorp Fund Services, LLC
Account #: 112-952-137
Further Credit: (name of the Huber Fund)
(your name or the title on the account)
(your account #)

Before sending your wire, please contact the Transfer Agent at 888-HUBERCM (888-482-3726) to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

Wired funds must be received prior to 4:00 p.m., Eastern Time to be eligible for same day pricing. The Fund and U.S. Bank N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Selling (Redeeming) Fund Shares

Through a Broker
If you purchased your shares through a Broker, your redemption order must be placed through the same Broker. The Broker must receive and transmit your redemption order to the Transfer Agent prior to 4:00 p.m. (Eastern Time) for the redemption to be processed at the current day’s NAV per share. Orders received after 4:00 p.m. (Eastern Time) will receive the next business day’s NAV per share. Please keep in mind that your Broker may charge additional fees for its services.

Appendix A-9

By mail
You may redeem shares directly from the Fund by mail. Send your written redemption request to the Transfer Agent at the address below. Your request should be in good order and contain the Fund’s name, the name(s) on the account, your account number and the dollar amount or the number of shares to be redeemed. Be sure to have all shareholders sign the letter. Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions, or trust documents indicating proper authorization).

Regular Mail
Huber Funds
[Name of Huber Fund]
c/o U.S. Bank Global Fund Services
PO Box 219252
Kansas City, MO 64121-9252

Overnight Delivery
Huber Funds
[Name of Huber Fund]
c/o U.S. Bank Global Fund Services
801 Pennsylvania Ave, Suite 219252
Kansas City, MO 64105-1307

NOTE: The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

A signature guarantee, from either a Medallion program member or non-Medallion program member, must be included if any of the following situations apply:

•You wish to redeem more than $100,000 worth of shares;
•When redemption proceeds are payable or sent to any person, address or bank account not on record;
•When a redemption is received by the Transfer Agent and the account address has changed within the last 15 calendar days; and/or
•When ownership is being changed on your account.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

The Fund and/or the Transfer Agent may require a signature guarantee or other acceptable signature authentication in other instances based on the circumstances relative to the particular situation.

If applicable, shareholders redeeming their shares by mail should submit written instructions with a guarantee of their signature(s) by an eligible institution acceptable to the Transfer Agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, as well as from participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. A notary public cannot provide a signature guarantee.

Appendix A-10

By telephone
To redeem shares by telephone, call the Fund at 888-HUBERCM (888-482-3726) and specify the amount of money you wish to redeem up to $100,000. You may have a check sent to the address of record, or, if previously established on your account, you may have proceeds sent by wire or electronic funds transfer through the ACH network directly to your bank account. Wires are subject to a $15 fee paid by the investor and your bank may charge a fee to receive wired funds. You do not incur any charge when proceeds are sent via the ACH network; however, credit may not be available in your bank account for two to three days. If you have a retirement account, you may not redeem your shares by telephone.

If you are authorized to perform telephone transactions (either through your new account application or by subsequent arrangement in writing with the Fund) you may redeem shares in the amount of $100,000 or less, by instructing the Fund by phone at 888-HUBERCM (888-482-3726). A signature guarantee or acceptable signature verification may be required of all shareholders in order to qualify for or to change telephone redemption privileges.

You may encounter higher than usual call wait times during periods of high market activity. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. If you are unable to contact the Fund by telephone, you may mail your redemption request in writing to the address noted above.

Note: Neither the Fund nor their service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, the Fund will use reasonable procedures, such as requesting:

•That you correctly state the Fund account number;
•The name in which your account is registered;
•The social security or tax identification number under which the account is registered; and
•The address of the account holder, as stated in the account application.

Exchange Privilege
As a shareholder, you have the privilege of exchanging shares of one Huber Fund for shares of another Huber Fund in the Trust. However, you should note the following:
•You may only exchange between accounts that are registered with the same name, address, and taxpayer identification number;
•You may generally only exchange shares of the same class;
•You may exchange between different classes if investment minimums are met;
•Before exchanging into a Fund, read about the Fund in this Prospectus;
•Exchanges between Funds are considered a sale and purchase of Fund shares for tax purposes and may be taxed as short-term or long-term capital gain or loss depending on the period shares are held;
•Each Fund reserves the right to refuse exchange purchases by any person or group if, in the Adviser’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected;
•The minimum exchange amount between the Funds is $100 for Investor Class and $5,000 for Institutional Class; and
•Redemption fees will not be assessed when an exchange occurs between the Funds.
You may make exchanges of your shares between the Funds by telephone, in writing or through your Broker. Telephone requests to exchange shares can be made for a $5.00 exchange fee. Note that only four exchanges are permitted per calendar year.

Appendix A-11

Systematic Withdrawal Plan
You may request that a predetermined dollar amount be sent to you each month or quarter. Your account must have a value of at least $2,500 for Investor Class and $500,000 for Institutional Class for you to be eligible to participate in the Systematic Withdrawal Plan (the “SWP”). The minimum withdrawal amount for the Investor Class is $250 and the minimum withdrawal amount for the Institutional Class is $1,000. If you elect this method of redemption, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account. You may request an application for the SWP by calling the Transfer Agent toll-free at 888-HUBERCM (888-482-3726). The Fund may modify or terminate the SWP at any time. You may terminate your participation in the SWP by writing or calling the Transfer Agent five days prior to the effective date of the next withdrawal. Redemption fees do not apply to transactions through the SWP.
Payment of Redemption Proceeds
As discussed above, you may receive proceeds of your sale in a check, ACH, or federal wire transfer. You may redeem the Fund’s shares at a price equal to the NAV per share next determined after the Transfer Agent receives your redemption request in good order. Your redemption request cannot be processed on days the NYSE is closed. The Fund typically expects that it will take one to three days following the receipt of your redemption request to pay out redemption proceeds. However, while not expected, payment of redemption proceeds may take up to seven days if sending proceeds earlier could adversely affect the Fund.
All requests received in good order by the Fund before the close of the regular trading session of the NYSE (generally 4:00 p.m., Eastern Time) will usually be sent to the bank you indicate or mailed on the following day to the address of record.
The Fund typically expects that it will utilize cash or cash equivalents to meet redemption requests. The Fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in unusual market conditions.
The Fund reserves the right to redeem in-kind as described under “Redemptions In-Kind” below. Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of the Fund’s net assets in order to minimize the effect of large redemptions on the Fund and its remaining shareholders. Redemptions in-kind are typically only used when it would be in the best interest of shareholders to do so, or when a redemption represents a large proportion of total Fund assets.
If you purchase shares using a check or electronic funds transfer through the ACH network and soon after request a redemption, the Fund will honor the redemption request, but will not mail the proceeds until your payment has cleared (usually within 12 calendar days). Furthermore, there are certain times when you may be unable to sell the Fund shares or receive proceeds. Shareholders can avoid this delay by utilizing the wire purchase option.
Specifically, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than three business days (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) for such other periods as the Securities and Exchange Commission (“SEC”) may permit for the protection of a Fund’s shareholders.
Other Redemption Information
Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to a 10% withholding tax.
Redemptions In-Kind
The Fund generally pays redemption proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund’s remaining shareholders) the Fund might pay all or part of a shareholder’s redemption proceeds in liquid securities with a market value equal to the redemption price (redemption-in-kind). A redemption, whether in cash or in-kind, is a taxable event to you.
Specifically, if the amount you are redeeming is in excess of the lesser of $250,000 or 1% of the Fund’s net assets, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Fund’s net assets in securities instead of cash. If the Fund pays your redemption proceeds by a distribution of securities, you could incur

Appendix A-12

brokerage or other charges in converting the securities to cash, and will bear any market risks associated with such securities until they are converted into cash. See the SAI for further information about the terms of these redemptions.
TOOLS TO COMBAT FREQUENT TRANSACTIONS
The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Fund discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Fund’s performances. The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect the Fund’s performance or whether the shareholder has conducted four round trip transactions within a 12-month period. The Fund takes steps to reduce the frequency and effect of these activities in the Fund. These steps include imposing a redemption fee, monitoring trading practices, rejecting exchanges between the Fund that seem to be excessive and using fair value pricing. Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while the Fund makes efforts to identify and restrict frequent trading, the Fund receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Fund seeks to exercise its judgment in implementing these tools to the best of its abilities in a manner that the Fund believes is consistent with shareholder interests.
Redemption Fees
The Fund charges a 1.00% redemption fee on the redemption of Fund shares held for 60 days or less. This fee (which is paid into the Fund) is imposed in order to help offset the transaction costs and administrative expenses associated with the activities of short-term “market timers” that engage in the frequent purchase and sale of Fund shares. The “first in, first out” (FIFO) method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies. The redemption fee is deducted from your proceeds and is retained by the Fund for the benefit of its long-term shareholders. Redemption fees will not apply to shares acquired through the reinvestment of dividends or through shares associated with any of the Fund’s systematic programs. Exchange transactions between the Funds are exempt from redemption fees. Although the Fund has the goal of applying this redemption fee to most such redemptions, the redemption fee may not apply in certain circumstances where it is not currently practicable for the Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans.
The Fund’s redemption fee will not apply to broker wrap-fee program accounts. Additionally, the Fund’s redemption fee will not apply to the following types of transactions:
•premature distributions from retirement accounts due to the disability or health of the shareholder;
•minimum required distributions from retirement accounts;
•redemptions resulting in the settlement of an estate due to the death of the shareholder;
•shares acquired through reinvestment of distributions (dividends and capital gains); and
•redemptions initiated through the systematic withdrawal plan.
Monitoring Trading Practices
The Fund monitors selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Fund seeks to act in a manner that they believe is consistent with the best interests of shareholders. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In addition, the Fund’s ability to monitor trades that are placed by individual shareholders within group or omnibus accounts maintained by financial intermediaries is severely limited because the Fund does not have simultaneous access to the underlying shareholder account information.
In compliance with Rule 22c-2 of the Investment Company Act of 1940, as amended, Quasar Distributors, LLC, the Fund’s distributor, on behalf of the Fund, has entered into written agreements with each of the Fund’s financial intermediaries, under which the intermediary must, upon request, provide the Fund with certain shareholder and identity trading information so that

Appendix A-13

the Fund can enforce its short-term trading policies. Information received from financial intermediaries on omnibus accounts will not be used for any other purpose except for compliance with SEC rules.
Fair Value Pricing
The Fund employs fair value pricing selectively to ensure greater accuracy in its daily NAV and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies. The Adviser has developed procedures which utilize fair value pricing when reliable market quotations are not readily available or the Fund’s pricing service does not provide a valuation (or provides a valuation that in the judgment of the Adviser does not represent the security’s fair value), or when, in the judgment of the Adviser, events have rendered the market value unreliable. Valuing securities at fair value involves reliance on judgment. Fair value determinations are made in good faith in accordance with procedures adopted by the Adviser. There can be no assurance that the Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.
General Policies
Some of the following policies are mentioned above. In general, the Fund reserves the right to:
•Refuse, change, discontinue, or temporarily suspend account services, including purchase, or telephone redemption privileges, for any reason;
•Reject any purchase request for any reason. Generally, the Fund does this if the purchase is disruptive to the efficient management of the Fund (due to the timing of the investment or an investor’s history of excessive trading);
•Redeem all shares in your account if your balance falls below the Fund’s minimum initial investment requirement due to redemption activity. If, within 30 days of the Fund’s written request, you have not increased your account balance, you may be required to redeem your shares. The Fund will not require you to redeem shares if the value of your account drops below the investment minimum due to fluctuations of NAV;
•Delay paying redemption proceeds for up to seven calendar days after receiving a request, if an earlier payment could adversely affect the Fund; and
•Reject any purchase or redemption request that does not contain all required documentation.
If you accept telephone options on the new account application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund has taken reasonable precautions to verify your identity. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. In addition, once you place a telephone transaction request, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern Time).
Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. If you are unable to contact the Fund by telephone, you may also mail your request to the Fund at the address listed under “Methods of Buying.”
Your Broker or other financial intermediary may establish policies that differ from those of the Fund. For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Contact your Broker or other financial intermediary for details.
Lost Shareholders, Inactive Accounts and Unclaimed Property. It is important that the Fund maintains a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the shareholder or rightful owner of the account. If the Fund is unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent toll-free at 1-888-482-3726 at least annually to ensure your account remains in active status.
If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

Appendix A-14

Householding
In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 888-HUBERCM (888-482-3726) to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.
DISTRIBUTION OF FUND SHARES
Distribution and Service (Rule 12b-1) Plan
The Trust has adopted a plan pursuant to Rule 12b-1 that allows the Fund to reimburse distribution and service fees attributable to the sale, distribution and servicing of its shares. The “reimbursement plan” provides for the payment of a distribution and service fee at the annual rate of up to 0.25% of average daily net assets of each share class of the Fund for actual expenses incurred. Because these fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. With respect to the Fund’s Institutional Class shares, the Board has approved a 0.00% Rule 12b-1 fee accrual payable by the Fund through at least February 28, 2028. Any increase to the accrual rate must first be approved by the Board.
Shareholder Servicing Plan
The Fund has a shareholder servicing plan. The Fund pays the Adviser, who in turn may pay authorized agents, up to 0.15% of the average daily net assets of each share class of the Fund attributable to their shareholders. The authorized agents may provide a variety of services, such as: (1) aggregating and processing purchase and redemption requests and transmitting such orders to the Transfer Agent; (2) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (3) processing dividend and distribution payments from the Fund on behalf of shareholders; (4) providing information periodically to shareholders showing their positions; (5) arranging for bank wires; (6) responding to shareholder inquiries concerning their investment; (7) providing sub-accounting with respect to shares beneficially owned by shareholders or the information necessary for sub-accounting; (8) if required by law, forwarding shareholder communications (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices); and (9) providing similar services as may reasonably be requested.
The Board has approved a 0.00% shareholder servicing plan fee accrual payable by the Fund through at least February 28, 2028. Any increase to the accrual rate must first be approved by the Board.
While this plan is in effect, the Adviser reports in writing at least quarterly to the Fund’s Board, and the Board reviews the amounts expended under the plan and the purposes for which such expenditures were made. For purposes of this plan, the Adviser may itself be an authorized agent and thus may be able to be reimbursed and compensated for eligible services performed pursuant to the plan.
The Fund has policies and procedures in place for the monitoring of payments to broker-dealers and other financial intermediaries for distribution-related activities and the following non-distribution activities: sub-transfer agent, administrative, and other shareholder servicing services.
Service Fees – Other Payments to Third Parties
The Fund may pay service fees to intermediaries such as banks, broker-dealers, financial Advisers or other financial institutions, including affiliates of the Adviser, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.
The Adviser, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund. Such payments and compensation are in addition to Rule 12b-1 and shareholder servicing plan fees paid by the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.

Appendix A-15

DISTRIBUTIONS AND TAXES
Dividends and Distributions
The Fund will make distributions of dividends and capital gains, if any, at least annually, typically in December. The Fund may make an additional payment of dividends or distributions if it deems it desirable at any other time during the year.
All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive dividends in cash, while reinvesting capital gain distributions in additional Fund shares; (2) receive capital gain distributions in cash while reinvesting dividends in additional Fund shares; or (3) receive all distributions in cash. If you wish to change your distribution option, write or call the Transfer Agent at 888-HUBERCM (888-482-3726) in advance of the payment date of the distribution. Dividends and distributions will be taxable whether paid in cash or reinvested in additional shares.
If an investor elects to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in the shareholder’s account at the Fund’s then current NAV per share and to reinvest all subsequent distributions.
Tax Matters
The Fund has elected and intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a regulated investment company, the Fund will not be subject to federal income tax if it distributes its taxable income as required by tax law and satisfies certain other requirements that are described in the SAI.
The Fund intends to make distributions of dividends and capital gains. Dividends are taxable to shareholders as ordinary income (or in some cases as qualified dividend income) or capital gain. Distributions of short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains. The rate an individual shareholder pays on capital gain distributions will depend on how long the Fund held the securities that generated the gains, not on how long the individual has owned the Fund shares. A portion of the ordinary income dividends paid by the Fund may be qualified dividend income eligible for taxation at long-term capital gain rates for individual investors, provided that certain holding period and other requirements are met. Qualified dividend income, the amount of which will be reported to you by the Fund, is currently taxed at a maximum federal rate of 20%. Eligibility for the qualified dividend tax rate also depends on the underlying sources of the Fund’s income and therefore cannot be predicted with certainty and may fluctuate from year to year. Although distributions are generally taxable when received, certain distributions declared in October, November, or December to shareholders of record on a specified date in such a month but paid in January are taxable as if received the prior December. Dividends and net capital gains are subject to a 3.8% surtax for shareholders in the higher tax brackets.
For taxable years beginning after 2017 and before 2025, non-corporate taxpayers generally may deduct 20% of “qualified business income” derived either directly or through partnerships or S corporations. For this purpose, “qualified business income” generally includes ordinary real estate investment trust (“REIT”) dividends and income derived from master limited partnership (“MLP”) investments. Non-corporate shareholders can claim the qualified business income deduction with respect to REIT dividends received by the Fund if the Fund meets certain holding period and reporting requirements. There is currently no mechanism for the Fund, to the extent that the Fund invests in MLPs, to pass through to non-corporate shareholders the character of ordinary income derived from MLP investments so as to allow such shareholders to claim this deduction. It is uncertain whether future legislation or other guidance will enable the Fund to pass through to non-corporate shareholders the ability to claim this deduction.
You will be taxed on distributions of the Fund whether you receive your dividends and capital gain distributions in cash or if they are reinvested in additional Fund shares. Both cash and reinvested distributions will be taxed in the same manner.
If you redeem your Fund shares, part of your redemption proceeds may represent your allocable share of the distributions made by the Fund relating to the tax year of the redemption. You will be informed annually of the amount and nature of the Fund’s distributions. Sale or exchange of your Fund shares is generally a taxable event for you. An exchange of shares between the Funds by you is treated as a taxable sale. Depending on the purchase and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction. The Code limits the deductibility of capital losses in certain circumstances.
By law, the Fund must withhold from your taxable distributions and redemption proceeds an amount as backup withholding determined at a rate as set forth under section 3406 of the Code, if you do not provide your correct Social Security or taxpayer identification number and certify that you are not subject to backup withholding, or if the Internal Revenue Service

Appendix A-16

(“IRS”) instructs the Fund to do so. Backup withholding is not an additional tax and amounts withheld may be credited if proper documentation is provided to the IRS.
In managing the Fund, the Adviser considers the tax effects of its investment decisions to be of secondary importance. Shareholders should be aware that the Fund may make taxable distributions of income and capital gains even when share values have declined.
Additional information concerning the taxation of the Fund and its shareholders is contained in the SAI of the Huber Fund. You should consult your own tax adviser concerning federal, state and local taxation of distributions from the Fund.
INDEX DESCRIPTIONS
Investors cannot invest directly in an index, although they may invest in the underlying securities.
The S&P 500® Index is an unmanaged, capitalization weighted index that measures the performance of 500 large-capitalization stocks representing all major industries.
The Bloomberg US 1000 Value Index is screened from the Bloomberg US 1000 Index and is constructed based on a linear combination of risk factors. The four factors are: (1) Earnings Yield, (2) Valuation, (3) Dividend Yield and (4) Growth. The factors are equally weighted when forming a composite signal where Growth is considered to be a negative indicator and thus flipped to be a negative. The Indices are market-capitalization-weighted.

Appendix A-17

APPENDIX B
FORM OF AGREEMENT AND PLAN OF REORGANIZATION
This Agreement and Plan of Reorganization (“Agreement”) is made as of this [ ] day of [ ], 2025 by and between Advisors Series Trust, a Delaware statutory trust (“AST”), on behalf Huber Select Large Cap Value Fund (the “Acquiring Fund”) and Managed Portfolio Series (“MPS”), a Delaware statutory trust, on behalf of Coho Relative Value Equity Fund (the “Target Fund” and, together with the Acquiring Fund, the “Funds”); Huber Capital Management, LLC, the investment adviser to the Acquiring Fund (“Huber”), (for purposes of Sections 6.1.6, 8.2, and 9.2.1 of the Agreement only); Coho Partners, Ltd., the investment adviser to the Target Fund (“Coho”), (for purposes of Sections 8.2 and 9.2.1 of the Agreement only). All agreements, representations, actions and obligations described herein made or to be taken or undertaken by the Acquiring Fund or the Target Fund are made and shall be taken or undertaken by AST on behalf of the Acquiring Fund, and on by MPS on behalf of the Target Fund.

This Agreement is intended to be and is adopted as a plan of “reorganization” within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all the assets of the Target Fund to the Acquiring Fund, in exchange solely for full and fractional voting Institutional Class shares of beneficial interest, no par value per share, of the Acquiring Fund (collectively, the “Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the Liabilities (as hereinafter defined) of the Target Fund; immediately followed by (ii) the distribution of the Acquiring Fund Shares to the Target Fund shareholders and the termination, dissolution and complete liquidation of the Target Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, the Acquiring Fund and the Target Fund are each separate investment series of a registered open-end management investment company, and the Target Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest; and

WHEREAS, the Target Fund and the Acquiring Fund are each authorized to issue their shares of beneficial interest;
WHEREAS, the Board of Trustees of MPS has determined, with respect to the Target Fund, that (1) participation in the Reorganization is in the best interests of the Target Fund and its shareholders, and (2) the interests of the existing shareholders of the Target Fund would not be diluted as a result of the Reorganization; and

WHEREAS, the Board of Trustees of AST has determined, with respect to the Acquiring Fund, that (1) participation in the Reorganization is in the best interests of the Acquiring Fund and its shareholders, and (2) the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of the Reorganization; and

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I
TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR SHARES OF THE ACQUIRING FUND AND THE ASSUMPTION OF THE TARGET FUND’S LIABILITIES, AND TERMINATION AND LIQUIDATION OF THE TARGET FUND

1.1 The Reorganization. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, at the Effective Time (as defined in paragraph 3.1), MPS shall assign, deliver and otherwise transfer the Assets (as defined in paragraph 1.2) of the Target Fund to the Acquiring Fund, and AST shall assume the Liabilities (as defined in paragraph 1.3) of the Target Fund on behalf of the Acquiring Fund. In consideration of the foregoing, at the Effective Time, the Acquiring Fund shall deliver to the Target Fund full and fractional Acquiring Fund Shares (to the third decimal place). The number of Acquiring Fund Shares to be delivered shall be determined as set forth in paragraph 2.3.
1.2 Assets of the Target Fund. The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, cash equivalents, securities, receivables (including
Appendix B-1

securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, any deferred or prepaid expenses shown as an asset on the books of the Target Fund at the Valuation Time, books and records of the Target Fund, and any other property owned by the Target Fund at the Valuation Time (collectively, the “Assets”).
1.3 Liabilities of the Target Fund. The Target Fund will use commercially reasonable efforts to discharge all of its known liabilities and obligations prior to the Valuation Time consistent with its obligation to continue to pursue its investment objective and strategies in accordance with the terms of its prospectus. The Acquiring Fund will assume all of the Target Fund’s liabilities and obligations of any kind whatsoever, whether known or unknown, absolute, accrued, contingent or otherwise, in existence on the Closing Date (collectively, the “Liabilities”).
1.4 Distribution of Acquiring Fund Shares. At the Effective Time (or as soon thereafter as is reasonably practicable), the Target Fund will distribute the Acquiring Fund Shares received from the Acquiring Fund pursuant to paragraph 1.1, pro rata to the record holders of the shares of the Target Fund determined as of the Effective Time (the “Target Fund Shareholders”) in complete liquidation of the Target Fund. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to the respective Target Fund Shareholders shall be equal to the aggregate net asset value of the then outstanding shares of beneficial interest of the respective Target Fund (the “Target Fund Shares”) owned by Target Fund Shareholders at the Effective Time. All issued and outstanding shares of the Target Fund will simultaneously be redeemed and canceled on the books of the Target Fund. The Acquiring Fund shall not issue share certificates representing the Acquiring Fund Shares in connection with such exchange.
1.5 Recorded Ownership of Acquiring Fund Shares. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s Transfer Agent (as defined in paragraph 3.3).
1.6 Filing Responsibilities of Target Fund. Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund.
1.7 Transfer Taxes. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund shares on the books of the Target Fund shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.
1.8 Termination. The Target Fund shall be dissolved, terminated and have its affairs wound up in accordance with Delaware law, promptly following the Closing Date and the making of all distributions pursuant to Section 1.4.

Appendix B-2

ARTICLE II
VALUATION

2.1 Net Asset Value of the Target Fund. The net asset value of the Target Fund Shares shall be the net asset value computed as of the Valuation Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of the Target Fund.
2.2 Net Asset Value of the Acquiring Fund. The net asset value of the Acquiring Fund Shares shall be the net asset value computed as of the Valuation Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of the Acquiring Fund.
2.3 Calculation of Number of Acquiring Fund Shares. The number of Acquiring Fund Shares to be issued (including fractional shares (to the third decimal place), if any) in connection with the Reorganization shall be determined by dividing the value of the per share net asset value of the Target Fund Shares participating therein, determined in accordance with the valuation procedures referred to in paragraph 2.1, by the net asset value of the Acquiring Fund, determined in accordance with the valuation procedures referred to in paragraph 2.2. The parties agreed that the intent of this calculation is to ensure that the aggregate net asset value of the Acquiring Fund Shares to be so credited to Target Fund Shareholders shall be equal to the aggregate net asset value of the then outstanding shares of beneficial interest of the Target Fund Shares owned by Target Fund Shareholders at the Effective Time.
2.4 Determination of Value. All computations of value hereunder shall by made in accordance with each Fund’s regular practice and the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), and shall be subject to confirmation by each Fund’s respective independent registered public accounting firm upon reasonable request of the other Fund. The Trust and Target Fund agree to use all commercially reasonable efforts to resolve prior to the Valuation Time any material pricing differences for prices of portfolio securities of the Target Fund which are also held by the Acquiring Fund.
2.5 Valuation Time. The Valuation Time shall be the time at which the Funds calculate their net asset values as set forth in their respective prospectuses (normally the close of regular trading on the New York Stock Exchange (“NYSE”)) on the business day immediately preceding the Closing Date (as defined in paragraph 3.1) (the “Valuation Time”).
ARTICLE III
CLOSING

3.1 Closing. The Reorganization, together with related acts necessary to consummate the same (“Closing”), shall occur at the principal office of AST on or about December 1, 2025, or at such other place and/or on such other date as to which the parties may agree (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place immediately prior to the opening of business on the Closing Date unless otherwise provided herein (the “Effective Time”).
3.2 Transfer and Delivery of Assets. AST shall direct U.S. Bank National Association (“U.S. Bank”), as custodian for the Target Fund, to deliver, at the Closing, a certificate of an authorized officer stating that: (i) the Assets were delivered in proper form to the Acquiring Fund at the Effective Time, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Target Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by U.S. Bank, on behalf of the Target Fund, to U.S. Bank, as custodian for the Acquiring Fund. Such presentation shall be made for examination no later than five business days preceding the Effective Time and shall be transferred and delivered by the Target Fund as of the Effective Time for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. U.S. Bank, on behalf of the Target Fund, shall deliver to U.S. Bank, as custodian of the Acquiring Fund, as of the Effective Time by book entry, in accordance with the customary practices of U.S. Bank and of each securities depository, as defined in Rule 17f-4 under the 1940 Act, in which the Target Fund’s Assets are deposited, the Target Fund’s Assets deposited with such depositories. The cash to be transferred by the Target Fund shall be delivered by wire transfer of Federal funds at the Effective Time. At the Closing, each party shall deliver to the other parties such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as
Appendix B-3

such other parties or their respective counsel may reasonably request to effect the transactions contemplated by this Agreement.
3.3 Share Records. AST shall direct U.S. Bancorp Fund Services, LLC, in its capacity as transfer agent for the Target Fund (the “Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Target Fund Shareholders and the number and percentage ownership of outstanding Target Fund Shares owned by such Target Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Secretary of the Target Fund prior to the Effective Time a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to the Target Fund at the Effective Time, or provide other evidence satisfactory to the Target Fund as of the Effective Time that such Acquiring Fund Shares have been credited to the Target Fund’s accounts on the books of the Acquiring Fund.
3.4 Postponement of Valuation Time. In the event that at the Valuation Time the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Target Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of AST, accurate appraisal of the value of the net assets of the Target Fund or the Acquiring Fund, respectively, is impracticable, the Valuation Time shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES

4. 1 Representations and Warranties of the Target Fund. Except as has been fully disclosed to the Acquiring Fund in a written instrument executed by an officer of MPS, the Target Fund represents and warrants to the Acquiring Fund as follows:

4.1.1 The Target Fund is a duly established series of MPS, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under its Declaration of Trust and By-Laws, each as amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.
4.1.2 MPS is registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Target Fund Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect.
4.1.3 No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, and such as may be required under state securities laws.
4.1.4 The current prospectuses, statement of additional information, shareholder reports, marketing and other related materials of the Target Fund and each prospectus and statement of additional information of the Target Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.
4.1.5 At the Effective Time, the Target Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof other than such restrictions as might arise under the 1933 Act.
4.1.6 MPS is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of Delaware law or a material violation of its Declaration of Trust and By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by
Appendix B-4

which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund is a party or by which it is bound.
4.1.7 All material contracts or other commitments of the Target Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts and other similar instruments) will terminate without liability or obligation to each such Target Fund on or prior to the Effective Time.
4.1.8 Except as otherwise disclosed to and accepted by the Acquiring Fund in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Target Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Target Fund knows of no facts which might form the basis for the institution of such proceedings and are not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.
4.1.9 The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Target Fund as of July 31, 2025 have been audited by Cohen & Company, Ltd., independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.
4.1.10 Since July 31, 2025, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Target Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund in writing. For the purposes of this subparagraph, a decline in net asset value per share of Target Fund Shares due to declines in market values of securities held by the Target Fund, the discharge of the Target Fund’s liabilities, or the redemption of the Target Fund’s shares by shareholders of the Target Fund shall not constitute a material adverse change.
4.1.11 At the Effective Time, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Target Fund required by law to have been filed by such date (including any extensions, if any) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof to the best of knowledge of the Target Fund and no such return is currently under audit and no assessment has been asserted with respect to such returns.
4.1.12 At the end of its first taxable year since its commencement of operations, the Target Fund properly elected to be treated as a “regulated investment company” under Subchapter M of the Code. The Target Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company within the meaning of Section 851 et seq. of the Code in respect of each taxable year since its commencement of operations, and will continue to meet such requirements at all times through the Closing Date. The Target Fund has not at any time since its inception been liable for, nor is now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code. There is no other tax liability (including, any foreign, state, or local tax liability) except as set forth and accrued on the Target Fund’s books. The Target Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply. The Target Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder. All dividends paid by the Target Fund at any time prior to the Closing Date shall have been deductible pursuant to the dividends paid deduction under Section 562 of the Code. The Target Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder.
4.1.13 All of the issued and outstanding shares of the Target Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Target Fund, as provided in paragraph 3.3. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for
Appendix B-5

or purchase any of the shares of the Target Fund, nor is there outstanding any security convertible into the Target Fund’s shares.
4.1.14 The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Trustees of MPS, on behalf of the Target Fund, and this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.
4.1.15 The Proxy Statement/Prospectus (as defined in paragraph 5.5), insofar as it relates to the Target Fund, will, at the Effective Time (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (o) shall not apply to statements in or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein.
4.2 Representations and Warranties of the Acquiring Fund. Except as has been fully disclosed to the Target Fund in a written instrument executed by an officer of AST, the Acquiring Fund represents and warrants to the Target Fund as follows:
4.2.1 The Acquiring Fund is a duly established series of AST, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with power under its Declaration of Trust and By-Laws, each as amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.
4.2.2 AST is registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Acquiring Fund Shares under the 1933 Act is in full force and effect.
4.2.3 No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws.
4.2.4 The current prospectuses, statement of additional information, shareholder reports, marketing and other related materials of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.
4.2.5 At the Effective Time, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances.
4.2.6 AST is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of Delaware law or a material violation of AST Declaration of Trust and By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound.
4.2.7 Except as otherwise disclosed to and accepted by the Target Fund in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund’s knowledge, threatened against the Acquiring Fund, or the Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects their business or their ability to consummate the transactions herein contemplated.
Appendix B-6

4.2.8 The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquiring Fund as of October 31, 2024 have been audited by Tait, Weller & Baker LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Target Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.
4.2.9 Since October 31, 2024, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by an Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by an Target Fund in writing. For the purposes of this subparagraph, a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by an Acquiring Fund, the discharge of an Acquiring Fund’s liabilities, or the redemption of an Acquiring Fund’s shares by shareholders of the Target Fund shall not constitute a material adverse change.
4.2.10 At the Effective Time, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions, if any) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof to the best of the knowledge of the Acquiring Fund, and no such return is currently under audit and no assessment has been asserted with respect to such returns.
4.2.11 At the end of its first taxable year since its commencement of operations, the Acquiring Fund properly elected to be treated as a “regulated investment company” under Subchapter M of the Code. The Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company within the meaning of Section 851 et seq. of the Code in respect of each taxable year since its commencement of operations, and will continue to meet such requirements at all times through the Closing Date. The Acquiring Fund has not at any time since its inception been liable for, nor is now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code. There is no other tax liability (including, any foreign, state, or local tax liability) except as set forth and accrued on the Acquiring Fund’s books. The Acquiring Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply. The Acquiring Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder. All dividends paid by the Acquiring Fund at any time prior to the Closing Date shall have been deductible pursuant to the dividends paid deduction under Section 562 of the Code. The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder.
4.2.12 The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Trustees of AST, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of each of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.
4.2.13 The Acquiring Fund Shares to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, will at the Effective Time have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, will be fully paid and non-assessable by AST and will have been issued in every jurisdiction in compliance in all material respects with applicable registration requirements and applicable securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquiring Fund, nor is there outstanding any security convertible into the Acquiring Fund’s shares.
4.2.14 The Proxy Statement/Prospectus, insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, and at the Effective Time (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under
Appendix B-7

which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph shall not apply to statements in or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Target Fund for use therein.
ARTICLE V
COVENANTS AND AGREEMENTS

5.1 Conduct of Business. The Acquiring Fund and Target Fund will operate its business in the ordinary course consistent with AST practice between the date hereof and the Effective Time, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.
5.2 No Distribution of Acquiring Fund Shares. The Target Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.
5.3 Information. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund Shares.
5.4 Other Necessary Action. Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.
5.5 Proxy Statement/Prospectus. The Target Fund will provide the Acquiring Fund with information regarding the Target Fund, and the Acquiring Fund will provide the Target Fund with information regarding the Acquiring Fund, reasonably necessary for the preparation of a Proxy Statement/Prospectus statement on Form N-14 (the “Proxy Statement/Prospectus”), in compliance with the 1934 Act and the 1940 Act.
5.6 Liquidating Distribution. As soon as is reasonably practicable after the Closing, the Target Fund will make a liquidating distribution to its respective shareholders consisting of the Acquiring Fund Shares received at the Closing.
5.7 Best Efforts. The Acquiring Fund and the Target Fund shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent set forth in Article VI to effect the transactions contemplated by this Agreement as promptly as practicable.
5.8 Other Instruments. The Target Fund and the Acquiring Fund, each covenant that it will, from time to time, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the other party may reasonably deem necessary or desirable in order to vest in and confirm (a) the Target Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) the Acquiring Fund, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.
5.9 Regulatory Approvals. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Effective Time.
ARTICLE VI
CONDITIONS PRECEDENT

6.1 Conditions Precedent to Obligations of Target Fund. The obligations of the Target Fund, to consummate the transactions provided for herein shall be subject, at AST’s election, to the following conditions:

6.1.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions
Appendix B-8

contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.
6.1.2 The Acquiring Fund shall have delivered to the Target Fund a certificate executed in the name of the Acquiring Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to AST, and dated as of the Effective Time, to the effect that the representations and warranties of AST, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as AST shall reasonably request.
6.1.3 The Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund, on or before the Effective Time.
6.1.4 The Target Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.
6.1.5 Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets on the Closing Date, the Target Fund shall have declared a dividend or dividends, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends, shall have the effect of distributing to the Target Fund Shareholders all of its investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).
6.1.6 The Acquiring Fund agrees that for a period of three (3) years after the Closing Date, the Acquiring Fund will maintain the composition of its Board of Trustees so that at least 75% of the board members of the Acquiring Fund (or any successor) are not “interested persons” (as defined in the 1940 Act) of Huber or Coho; and Huber agrees that for a period of two (2) years after the Closing Date of the Reorganization, neither Huber nor any of its affiliates (or any entity which will act as investment adviser to the Acquiring Fund (or any successor) has or shall have any express or implied understanding, arrangement or intention to impose an “unfair burden” (pursuant to Section 15(f) of the 1940 Act) on the Acquiring Fund (or any successor) as a result of the transactions contemplated herein.
6.2 Conditions Precedent to Obligations of Acquiring Fund. The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at MPS’s election, to the following conditions:

6.2.1 All representations and warranties of the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.
6.2.2 MPS shall have delivered to the Acquiring Fund a statement of the Target Fund’s Assets and Liabilities, as of the Effective Time, which is prepared in accordance with GAAP and certified by the Treasurer of AST.
6.2.3 The Target Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Target Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Effective Time, to the effect that the representations and warranties of MPS, on behalf of the Target Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as AST shall reasonably request.
6.2.4 The Target Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Target Fund, on or before the Effective Time.
6.2.5 The Target Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.
Appendix B-9

6.3 Other Conditions Precedent. If any of the conditions set forth in this paragraph 6.3 have not been satisfied on or before the Effective Time, the Target Fund or the Acquiring Fund shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

6.3.1 The Agreement and the transactions contemplated herein shall have been approved by the Board of Trustees of AST and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, AST, on behalf of either the Target Fund or the Acquiring Fund, respectively, may not waive the conditions set forth in this paragraph 6.3.1.
6.3.2 At the Effective Time, no action, suit or other proceeding shall be pending or, to the knowledge of AST, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.
6.3.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by AST to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions.
6.3.4 The Funds shall have received an opinion of Sullivan & Worcester as to federal income tax matters substantially to the effect that, based on the facts, representations, assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:
With respect to the Reorganization, while the matter is not entirely free from doubt:
(a)    The Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code, and the Target Fund and the Acquiring Fund will each be a party to a reorganization within the meaning of Section 368(b) of the Code.
(b)    No gain or loss generally will be recognized by the Target Fund upon the transfer of all of its assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund’s liabilities or upon the distribution of the Acquiring Fund Shares to the Target Fund’s shareholders in exchange for their shares of the Target Fund.
(c)    No gain or loss will be recognized by an Acquiring Fund upon the receipt by it of all of the assets of the Target Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund.
(d)    The adjusted tax basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the adjusted tax basis of such assets to the Target Fund immediately prior to the Reorganization.
(e)    The holding period of the assets of the Target Fund received by the Acquiring Fund will include the holding period of those assets in the hands of the Target Fund immediately prior to the Reorganization.
(f)    No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of their Target Fund Shares for the Acquiring Fund Shares (including fractional shares to which they may be entitled) and the assumption by the Acquiring Fund of the liabilities of the Target Fund.
(g)    The aggregate adjusted tax basis of the Acquiring Fund Shares received by the shareholders of the Target Fund (including fractional shares to which they may be entitled) pursuant to the Reorganization will be the same as the aggregate adjusted tax basis of the Target Fund Shares held by the Target Fund’s shareholders immediately prior to the Reorganization.
(h)    The holding period of the Acquiring Fund Shares received by the shareholders of the Target Fund (including fractional shares to which they may be entitled) will include the holding
Appendix B-10

period of the Target Fund Shares surrendered in exchange therefore, provided that the Target Fund Shares were held as a capital asset on the Closing Date.
No opinion will be expressed as to the effect of the Reorganization on (i) the Target Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting and (ii) any Target Fund or Acquiring Fund shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.
Such opinion shall be based on customary assumptions, limitations and such representations as Sullivan & Worcester may reasonably request, and the Target Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein. Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this paragraph 6.3(d).
6.3.5 U.S. Bank shall have delivered such certificates or other documents as set forth in paragraph 3.2.
6.3.6 The Transfer Agent shall have delivered to AST a certificate of its authorized officer as set forth in paragraph 3.3.
6.3.7 The Acquiring Fund shall have issued and delivered to the Secretary of the Target Fund the confirmation as set forth in paragraph 3.3.
6.3.8 Each party shall have delivered to the other such bills of sale, checks, assignments, receipts or other documents as reasonably requested by such other party or its counsel.
ARTICLE VII
INDEMNIFICATION

7.1 Indemnification by the Acquiring Fund. AST, solely out of the Acquiring Fund’s assets and property, agrees to indemnify and hold harmless the Target Fund, and their trustees, officers, employees and agents (the “MPS Target Fund Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the MPS Target Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by an Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by an Acquiring Fund or the members of the Acquiring Fund’s Board or its officers prior to the Closing Date, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Target Fund or its respective trustees, officers or agents.
7.2 Indemnification by the Target Fund. MPS, solely out of the Target Fund’s assets and property, agrees to indemnify and hold harmless the Acquiring Fund, and their trustees, officers, employees and agents (the “AST Acquiring Fund Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the AST Acquiring Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by an Target Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to he committed by the Target Fund or the members of the Target Fund’s Board or its officers prior to the Closing Date, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Acquiring Fund or its respective trustees, officers or agents.
Appendix B-11

7.3 Liability of AST and MPS. AST and MPS understand and agree that the obligations of either the Target Fund or the Acquiring Fund under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of AST or MPS personally, but bind only the Target Fund and its property or the Acquiring Fund and its property. Moreover, no series of AST or MPS other than the Target Fund or Acquiring Fund shall be responsible for the obligations of AST or MPS hereunder, and all persons shall look only to the assets of the Target Fund to satisfy the obligations of the Target Fund and to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder. AST represents that it has notice of the provisions of the Declaration of Trust of AST disclaiming such shareholder and trustee liability for acts or obligations of the Acquiring Fund. MPS represents that it has notice of the provisions of the Declaration of Trust of MPS disclaiming such shareholder and trustee liability for acts or obligations of the Target Fund.
ARTICLE VIII
BROKERAGE FEES AND EXPENSES

8.1 No Broker or Finder Fees. The Acquiring Fund and the Target Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein,
8.2 Expenses of Reorganization. The expenses relating to the proposed Reorganization, whether or not consummated (subject to section 9.2.1 below), will be borne by Huber Capital Management, LLC, with the exception of any direct costs incurred by Coho. The costs of the Reorganization shall include, but not be limited to: costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing, printing and distributing the Proxy Statement/Prospectus and prospectus supplements of the Target Fund relating to the Reorganization, and expenses of winding down the operations and terminating the existence of the Target Fund; legal fees of counsel to each of the Target Fund and Acquiring Fund, including those incurred in connection with the preparation of legal opinions, and accounting fees with respect to the Reorganization and the Proxy Statement/Prospectus; all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps; and repositioning of portfolio securities as a result or in anticipation of the Reorganization. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.
ARTICLE IX
AMENDMENTS AND TERMINATION
9.1 Amendments. This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of MPS or AST, on behalf of either the Target Fund or the Acquiring Fund, respectively; provided, however, that following the approval of this Agreement by the Board of Trustees of the Target Fund pursuant to paragraph 6.3.1 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such shareholders without the Board of Trustees’ further approval.
9.2 Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Board of Trustees of MPS or AST on behalf of the Target Fund or the Acquiring Fund, respectively, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of such Board of Trustees, make proceeding with the Agreement inadvisable.
9.2.1 Special Costs of Termination. The Parties understand that Huber will incur considerable acquisition and other costs in connection with the Reorganization. That certain Definitive Agreement between the parties, dated August 11, 2025, specifies that Coho shall promptly pay Huber one hundred and fifty percent (150%) of the costs incurred by Huber to date in connection with the Reorganization if (a) Coho chooses to not move forward with the Reorganization, or (b) Huber terminates the Definitive Agreement pursuant to its section 13(b).
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Appendix B-12

ARTICLE X
NOTICES
Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed as follows:

If to AST: Advisors Series Trust 777 East Wisconsin Avenue, 5th Floor, Milwaukee, Wisconsin 53202 Attention: Jeffrey T Rauman	With copies (which shall not constitute notice) to: Sullivan & Worcester LLP 1251 Avenue of the Americas, 19th Floor New York, New York 10020 Attention: Rachael Schwartz

If to: Huber Capital Management, LLC: Huber Capital Management, LLC 999 North Pacific Coast Highway Suite 600 El Segundo, California 90245 Attention: Joe Huber

If to MPS: Managed Portfolio Series 777 East Wisconsin Avenue, 5th Floor, Milwaukee, Wisconsin 53202 Attention: Brian R. Wiedmeyer	With copies (which shall not constitute notice) to: Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, Pennsylvania 19103 Attention: Michael P. O’Hare
If to: Coho Partners, Ltd.: Coho Partners, Ltd. 300 Berwyn Park 801 Cassatt Road, Suite 100 Berwyn, PA 19312 Attention: Glenn Dever
ARTICLE XI
MISCELLANEOUS
11.1 Entire Agreement. AST and MPS agree that they have not made any representation, warranty or covenant, on behalf of either the Acquiring Fund or the Target Fund, respectively, not set forth herein, and that this Agreement constitutes the entire agreement between the parties.
11.2 Survival. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith, and the obligations with respect to indemnification of the Target Fund and Acquiring Fund contained in paragraphs 7.1 and 7.2, shall survive the Closing.
11.3 Headings. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
11.4 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.
11.5 Assignment. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
11.6 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all taken together shall constitute one agreement.

Appendix B-13

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the [ ]th day of [ ], 2025.

ADVISORS SERIES TRUST ON BEHALF OF THE ACQUIRING FUND By: Name: Jeffrey T Rauman Title: President	MANAGED PORTFOLIO SERIES ON BEHALF OF THE TARGET FUND By: Name: Brian R. Wiedmeyer Title: President
Solely for purposes of paragraph 8.2 HUBER CAPITAL MANAGEMENT, LLC By: Name: Joe Huber Title: Managing Partner	Solely for purposes of paragraph 8.2 COHO PARTNERS, LTD. By: Name: Glenn Dever Title: President

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Appendix B-14

SCHEDULE A

The Target Fund (the Target Fund is a series of Managed Portfolio Series)	Reorganizes Into	The Acquiring Fund (the Acquiring Fund is a series of Advisors Series Trust)
Coho Relative Value Equity Fund – COHOX	→	Huber Select Large Cap Value Fund Institutional Class – HULEX

Appendix B-15

APPENDIX C
FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand the past financial performance for the Target Fund and the Acquiring Fund. The information reflects financial results for shares of the Target Fund and shares of the Acquiring Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Target Fund or the Acquiring Fund, as applicable, (assuming reinvestment of all dividends and distributions). The information regarding the Target Fund for the five years in the period ended July 31, 2025, has been audited by Cohen & Company, Ltd, the Target Fund’s independent registered public accounting firm, whose report, along with the Target Fund’s financial statements, are incorporated herein by reference to the Target Fund’s annual report for the year ended July 31, 2025. The information regarding the Acquiring Fund has been audited by Tait, Weller & Baker LLP, the Acquiring Fund’s independent registered public accounting firm, whose report, along with the Acquiring Fund’s financial statements, are incorporated herein by reference to the Acquiring Fund’s annual report for the five years ended October 31, 2024. The information for the six month period ended April 30, 2025 is unaudited.

On or about the date of the Reorganization, the Target Fund is expected to participate in a tax-free reorganization in which the Target Fund is expected to merge into the Acquiring Fund. For financial reporting purposes, the surviving fund of the reorganization between the Target Fund and the Acquiring Fund is the Acquiring Fund.

Appendix C-1

Coho Relative Value Equity Fund
For a Fund share outstanding throughout the years.
	Year Ended July 31, 2025	Year Ended July 31, 2024	Year Ended July 31, 2023	Year Ended July 31, 2022	Year Ended July 31, 2021
PER SHARE DATA:
Net asset value, beginning of year	$14.67	$15.83	$16.48	$17.51	$14.42

INVESTMENT OPERATIONS:
Net investment income	0.29	0.30	0.23(2)	0.23(2)	0.25(a)
Net realized and unrealized gain/(loss) on investments	(0.56)	0.15(b)	0.25	0.12	3.46
Total from investment operations	(0.27)	0.45	0.48	0.35	3.71

LESS DISTRIBUTIONS FROM:
Net investment income	(0.31)	(0.29)	(0.21)	(0.24)	(0.22)
Net realized gains	(1.43)	(1.32)	(0.92)	(1.14)	(0.40)
Total distributions	(1.74)	(1.61)	(1.13)	(1.38)	(0.62)

Redemption fee per share	—	—	—	—	0.00 (c)

Net asset value, end of year	$12.66	$14.67	$15.83	$16.48	$17.51

TOTAL RETURN	-2.17%	3.59%	3.12%	1.96%	26.33%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$143,067	$417,661	$841,185	$958,155	$989,261

Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	0.88%	0.81%	0.79%	0.78%	0.78%
After expense reimbursement/recoupment	0.79%	0.79%	0.79%	0.79%	0.79%

Ratio of net investment income to average net assets	1.42%	1.59%	1.50%	1.35%	1.53%

Portfolio turnover rate	24%	19%	12%	23%	26%
(a)Net investment income per share has been calculated based on average shares outstanding during the years.
(b)Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the years.
(c)Amount represents less than $0.005 per share.

Appendix C-2

Huber Select Large Cap Value Fund – Institutional Class
For a share outstanding throughout each year

			Year Ended October 31,
	Six Months Ended April 30, 2025 (unaudited)		2024	2023	2022	2021	2020

Net asset value, beginning of period	$32.56		$25.51	$24.27	$24.39	$16.32	$17.62

Income from investment operations:
Net investment income^	0.29		0.47	0.39	0.21	0.16	0.17
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	(1.01)		6.88	1.06	(0.19)	8.31	(1.28)
Total from investment operations	(0.72)		7.35	1.45	0.02	8.47	(1.11)

Less distributions:
From net investment income	(0.41)		(0.30)	(0.21)	(0.14)	(0.40)	(0.19)
Redemption fees retained^+	0.00		0.00	0.00	0.00	0.00	0.00

Net asset value, end of year	$31.43		$32.56	$25.51	$24.27	$24.39	$16.32

Total return	-2.27%	‡	29.03%	6.01%	0.07%	52.71%	-6.38%

Ratios/supplemental data:
Net assets, end of year (thousands)	$324,354		$245,512	$72,977	$51,336	$40,792	$41,902
Ratio of expenses to average net assets:
Before advisory fee waiver and expense recoupment	0.88%	†	0.97%	1.13%	1.25%	1.40%	1.30%
After advisory fee waiver and expense recoupment	0.99%	†	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of net investment income to average net assets:
Before advisory fee waiver and expense recoupment	1.87%	†	1.55%	1.41%	0.61%	0.36%	0.66%
After advisory fee waiver and expense recoupment	1.76%	†	1.53%	1.55%	0.87%	0.77%	0.97%
Portfolio turnover rate	18.28%	‡	33.40%	30.78%	35.89%	48.63%	19.50%
+ Less than $0.005 per share.
^ Based on average shares outstanding.
† Annualized.
‡ Not annualized.

Appendix C-3

STATEMENT OF ADDITIONAL INFORMATION
Dated October 29, 2025
Coho Relative Value Equity Fund
(a Series of Managed Portfolio Series (“MPS Trust”))
615 East Michigan Street
Milwaukee, Wisconsin 53202
866-264-6234

BY AND IN EXCHANGE FOR SHARES OF

Huber Select Large Cap Value Fund
(a Series of Advisors Series Trust (“AST”))
615 East Michigan Street
Milwaukee, Wisconsin 53202
888-482-3726

This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the Proxy Statement/Prospectus dated October 29, 2025 for the special meeting of shareholders (the “Special Meeting”) of Coho Relative Value Equity Fund (the “Coho Fund”) (the “Target Fund”), a series of Managed Portfolio Series (the “MPS Trust”), to be held at 777 East Wisconsin Avenue, 5th Floor, Milwaukee, Wisconsin 53202 on November 25, 2025 at 12:00 p.m. Central time. At the Special Meeting, shareholders of the Target Fund will be asked to consider and vote separately upon a proposal to approve an Agreement and Plan of Reorganization (the “Plan”) of Huber Select Large Cap Value Fund (the “Huber Fund” or “Acquiring Fund”), a series of the Advisors Series Trust (“AST”). The Plan will provide for the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange for shares of that Target Fund and the assumption of all of the liabilities of the Target Fund by the Acquiring Fund, and the distribution of the Acquiring Fund’s shares received by such Target Fund to its shareholders in complete liquidation of the Acquired Fund (such transaction, the “Reorganization”).

Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing to the Target Fund at Coho Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, Missouri 64121-9252, or calling the Target Fund at 866-264-6234.
Additional information regarding the proposed Reorganization is included in the Proxy Statement/Prospectus relating to the Meeting and in the documents, listed below, that are incorporated by reference into this SAI.
Further information about the Acquiring Fund is included below in Exhibit A – Additional Information about the Acquiring Fund.
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General Information
The Acquiring Fund is a series of Advisors Series Trust which commenced operations on June 29, 2007.
Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP, Two Liberty Place, 50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102, is the independent registered public accounting firm for the Acquiring Fund. Tait provides audit services, tax services and assistance with respect to the preparation of filings for the Acquiring Fund with the U.S. Securities and Exchange Commission (“SEC”). Cohen & Company, Ltd. (“Cohen & Co”), located at 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202 is the independent registered public accounting firm for the Target Fund. Cohen & Co has performed an annual audit of the Target Fund’s financial statements. Cohen & Company Advisory, LLC, an affiliate of Cohen & Company, Ltd., provided tax and other permissible non-audit services with respect to the preparation of filings for the Target Fund with the SEC.
The Report of Independent Registered Public Accounting Firm, Financial Highlights and Financial Statements included in the Acquiring Fund’s Annual Report to Shareholders on Form N-CSR for the fiscal year ended October 31, 2024, are incorporated by reference into this Reorganization SAI. No other parts of the Acquiring Fund’s Annual Report are incorporated herein by reference. The Report of Independent Registered Public Accounting Firm, Financial Highlights and Financial Statements included in the Target Fund’s Annual Report to Shareholders on Form N-CSR for the fiscal year ended July 31, 2025, are incorporated by reference into this Reorganization SAI. No other parts of the Target Fund’s Annual Report are incorporated herein by reference.
The audited financial statements for the Acquiring Fund included in its Annual Report to Shareholders on Form N-CSR and incorporated by reference into this Reorganization SAI have been so included and incorporated in reliance upon the reports of Tait, Weller & Baker LLP, given on their authority as experts in auditing and accounting. The audited financial statements for the Target Fund included in its Annual Report to Shareholders on Form N-CSR and incorporated by reference into this Reorganization SAI have been so included and incorporated in reliance upon the reports of Cohen & Co, given on their authority as experts in auditing and accounting.

INCORPORATION OF DOCUMENTS BY REFERENCE INTO THE STATEMENT OF ADDITIONAL INFORMATION
The Acquiring Fund is a series of AST (the “Trust”). This Statement of Additional Information incorporates by reference the following documents, which have been filed with the U.S. Securities and Exchange Commission and will be sent to any shareholder requesting this Statement of Additional Information:
•the Prospectus related to the Target Fund, dated November 28, 2024, as supplemented;
•the Statement of Additional Information related to the Target Fund, dated November 28, 2024;
•the Certified Shareholder Report on Form N-CSR to shareholders of the Target Fund for the fiscal year ended July 31, 2025 which is on file with the SEC (http://www.sec.gov) (File No. 811-22525) (Accession No. 0001133228-25-010087); and
•the Supplement to the Prospectus and SAI related to the Target Fund, dated September 24, 2025;

•the Prospectus and Statement of Additional Information related to the Acquiring Fund, dated February 28, 2025, as supplemented;
•the Certified Shareholder Report on Form N-CSR to shareholders of the Acquiring Fund for the fiscal year ended October 31, 2024 which is on file with the SEC (http://www.sec.gov) (File No. 811-07959) (Accession No. 0001133228-25-000329); and
•the Certified Shareholder Report on Form N-CSRS to shareholders of the Acquiring Fund for the fiscal year ended April 30, 2025 which is on file with the SEC (http://www.sec.gov) (File No. 811-07959) (Accession No. 0001133228-25-007166).

SUPPLEMENTAL FINANCIAL INFORMATION
Tables showing the fees and expenses of the Acquiring Fund and the Target Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, are included in the “FEES AND EXPENSES”
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section in the Proxy Statement/Prospectus. The Reorganization will not result in a material change to the Target Fund’s investment portfolio. As a result, a schedule of investments of the Target Fund modified to show the effects of such change is not required and is not included. There are no material differences in the accounting, valuation and tax policies of the Target Fund as compared to those of the Acquiring Fund.
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EXHIBIT A - ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND
STATEMENT OF ADDITIONAL INFORMATION
February 28, 2025, as amended
HUBER SELECT LARGE CAP VALUE FUND
Investor Class (HULIX)
Institutional Class (HULEX)
HUBER SMALL CAP VALUE FUND
Investor Class (HUSIX)
Institutional Class (HUSEX)
HUBER LARGE CAP VALUE FUND
Investor Class (HUDIX)
Institutional Class (HUDEX)
HUBER MID CAP VALUE FUND
Investor Class (HUMDX)
Institutional Class (HUMEX)
Series of Advisors Series Trust
This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the Funds’ Prospectus dated February 28, 2025, as may be revised (the “Prospectus”), of the Huber Select Large Cap Value Fund, the Huber Small Cap Fund, the Huber Large Cap Value Fund, and the Huber Mid Cap Value Fund (each, a “Fund” and together, the “Funds”), each a series of Advisors Series Trust (the “Trust”). Huber Capital Management, LLC (the “Adviser”) is the investment adviser to the Funds. A copy of the Prospectus may be obtained by contacting the Funds at the address or telephone number below or by visiting the Adviser’s website at www.hubercap.com.
Huber Funds
c/o U.S. Bank Global Fund Services
P.O. Box 219252
Kansas City, MO 64121-9252
888-HUBERCM (888-482-3726)
The Funds’ audited financial statements and notes thereto for the fiscal year ended October 31, 2024, and the unqualified reports of Tait, Weller & Baker LLP, the Funds’ independent registered public accounting firm, on such financial statements are included in the Funds’ Form N-CSR for the fiscal year ended October 31, 2024, and are incorporated by reference into this SAI. A copy of the annual report may be obtained without charge by calling or writing the Funds as shown above or by visiting the Funds’ website at www.hubercap.com.
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THE TRUST
The Trust is a Delaware statutory trust organized under the laws of the State of Delaware on October 3, 1996, and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company. The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) permits the Trust’s Board of Trustees (the “Board” or the “Trustees”) to issue an unlimited number of full and fractional shares of beneficial interest, par value $0.01 per share, which may be issued in any number of series. The Trust consists of various series that represent separate investment portfolios. The Board may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series. This SAI relates only to the Funds.
Registration with the SEC does not involve supervision of the management or policies of the Funds. The Prospectus of the Funds and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee or may be accessed free of charge at the SEC’s website at www.sec.gov.
The Huber Select Large Cap Value Fund (f/k/a Huber Capital Equity Income Fund) (the “Select Large Cap Value Fund”) and Huber Small Cap Value Fund (f/k/a Huber Capital Small Cap Value Fund) (the “Small Cap Value Fund”) each commenced operations on June 29, 2007. Effective October 25, 2011, the former Institutional Class shares for each Fund were re-designated as Investor Class shares. The current Institutional Class shares commenced operations on October 25, 2011. The Huber Large Cap Value Fund (f/k/a Huber Capital Diversified Large Cap Value Fund) (the “Large Cap Value Fund”) commenced operations on December 31, 2012. The Mid Cap Value Fund commenced operations on December 31, 2015.
INVESTMENT POLICIES AND RISKS
The following information supplements the discussion of the Funds’ investment objectives and policies as set forth in their Prospectus. There can be no guarantee that the Funds’ objectives will be attained.
Diversification
Each of the Funds is a diversified fund. This means that, with respect to 75% of each Fund’s total assets, the Fund may not invest more than 5% of its total assets in the securities of a single issuer or hold more than 10% of the voting securities of such issuer. This does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.
Under applicable federal securities laws, the diversification of a mutual fund’s holdings is measured at the time the fund purchases a security. However, if a Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by the Funds, the Funds may have a greater percentage of their assets invested in securities of fewer issuers. Accordingly, the Funds are subject to the risk that their performance may be hurt disproportionately by the poor performance of relatively few securities despite the Funds’ qualifying as diversified mutual funds under applicable federal securities laws.
The following paragraphs provide more detail regarding the Funds’ investment policies and the associated risks identified in the Funds’ Prospectus.
Percentage Limitations
Whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standards or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition or sale of such security or other asset. Accordingly, except with respect to borrowing, any subsequent change in values, net assets or other circumstances will not be considered in determining whether an investment complies with the Fund’s investment policies and limitations. In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by a Fund, the Fund may receive stock, real estate or other investments that the Fund would not, or could not buy. If this happens, the Fund would sell such investments as soon as practicable while trying to maximize the return to its shareholders.
Market and Regulatory Risk
Events in the financial markets and economy may cause volatility and uncertainty and affect performance. Such adverse effect on performance could include a decline in the value and liquidity of securities held by the Funds, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value (“NAV”), and an increase in Fund expenses. It may also be unusually difficult to identify both investment risks and opportunities, in which case investment objectives may not be met. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial
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markets, multiple asset classes may decline in value and the Funds may lose value, regardless of the individual results of the securities and other instruments in which the Funds invest. It is impossible to predict whether or for how long such market events will continue, particularly if they are unprecedented, unforeseen or widespread events or conditions, pandemics, epidemics and other similar circumstances in one or more countries or regions. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply and for extended periods, and you could lose money.
Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. In addition, economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Funds invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Funds’ investments may be negatively affected.
The Funds may invest in the following types of investments, each of which is subject to certain risks, as discussed below:
Equity Securities
Common stocks, preferred stocks, convertible securities, rights, warrants and American Depositary Receipts (“ADRs”) are examples of equity securities in which the Funds may invest.
All investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. Historically, the equity markets have moved in cycles and the value of the securities in a Fund’s portfolio may fluctuate substantially from day to day. Owning an equity security can also subject a Fund to the risk that the issuer may discontinue paying dividends.
Common Stocks
A common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which a Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Fund.
Preferred Stocks
Each Fund may invest in preferred stocks. A preferred stock blends the characteristics of a bond and common stock. Preferred stock generally does not carry voting rights. It can offer the fixed dividends of a bond and the equity ownership of a common stock. Unlike common stock, its participation in the issuer’s growth may be limited. Preferred stock prices tend to fluctuate with changes in interest rates rather than the issuing company’s business prospects. Preferred stock generally has priority claim over common stock: (a) in the receipt of dividends, and (b) should the issuer be dissolved, in any residual assets after payment to creditors. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.
Convertible Securities
Each Fund may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security generally varies inversely with interest rates. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of higher yield or capital appreciation. In such situations, the Funds may have to pay more for a convertible security than the value of the underlying common stock.
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Rights and Warrants
The Funds may each invest in rights and warrants. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock and it is issued at a predetermined price in proportion to the number of shares already owned. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the current market. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Hence, warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.
An investment in rights and warrants may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, although their value is influenced by the value of the underlying security, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.
Derivatives
The Funds are prohibited from investing in derivatives, excluding certain currency and interest rate hedging transactions. This restriction is not fundamental and may be changed by a Fund without a shareholder vote. If a Fund determines to invest in derivatives in the future, it will comply with Rule 18f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”).
Equity-Linked Derivatives. To the extent that such security is not considered a derivative under Rule 18f-4 the Funds may each invest in equity-linked derivatives. Shares of S&P Global Ratings (“S&P”) Depositary Receipts (“SPDRs®”) and S&P’s MidCap 400 Depositary Receipts (“MidCap SPDRs®”) are considered Equity-Linked Derivatives. Equity-Linked Derivatives may be considered a type of derivative security, the performance of which is designed to correspond generally to the performance of a specified securities index or basket of securities, or to a single stock. SPDRs® and MidCap SPDRs® are designed to follow the performance of S&P 500® Index and the S&P MidCap 400 Index, respectively. Because the prices of SPDRs® and MidCap SPDRs® are correlated to diversified portfolios, they are subject to the risk that the general level of stock prices may decline or that the underlying indices decline. In addition, because SPDRs® and MidCap SPDRs® will continue to be traded even when trading is halted in component stocks of the underlying indices, price quotations for these securities may, at times, be based upon non-current price information with respect to some or even all of the stocks in the underlying indices. The Fund’s ability to redeem its shares of SPDRs® and MidCap SPDRs® may be limited by the 1940 Act, which provides that the SPDRs® and MidCap SPDRs® will not be obligated to redeem shares held by the Funds in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days. There is a risk that these instruments may terminate due to extraordinary events that may cause any of its service providers, such as the trustee or sponsor, to close or otherwise fail to perform their obligations. Also, because these instruments are granted licenses by agreement to use the indexes as a basis for determining their compositions and/or otherwise to use certain trade names, they may terminate if such license agreements are terminated.
Foreign Investments
The Funds may each make investments in securities of non-U.S. issuers (“foreign securities”), including issuers in emerging markets. The Funds reserve the right to invest up to 20% of their net assets in ADRs, dollar-denominated foreign securities and directly in foreign securities, including those denominated in currencies other than the U.S. dollar. The Adviser includes, as a U.S. issuer: a company that maintains its principal place of business in the United States; has at least 50% of its assets, revenues or earnings in the Unites States; or is listed on a U.S. exchange.
Brexit. The United Kingdom formally left the European Union (“EU”) on January 31, 2020 (a measure commonly referred to as “Brexit”). Following the withdrawal, in December 2020, the United Kingdom and the EU entered into a new trading relationship. The agreement allows for continued trading free of tariffs, but institutes other new requirements for trading between the United Kingdom and the EU. Even with a new trading relationship having been established, Brexit could continue to affect European or world wide political, regulatory, economic, or market conditions. There is the possibility that there will continue to be considerable uncertainty about the potential impact of these developments on United Kingdom, European and global economies and markets. There is also the possibility of withdrawal movements within other EU countries and the possibility of additional political, economic and market uncertainty and instability. Brexit and any similar
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developments may have negative effects on economies and markets, such as increased volatility and illiquidity and potentially lower economic growth in the United Kingdom, EU and globally, which may adversely affect the value of the Funds’ investments. Whether or not the Funds invest in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could result in losses to the Funds, as there may be negative effects on the value and liquidity of the Funds’ investments and/or the Funds’ ability to enter into certain transactions.
American Depositary Receipts. The Funds may each invest up to 20% of their net assets in ADRs. ADRs evidence ownership of, and represent the right to receive, securities of foreign issuers deposited in a domestic bank or trust company or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter. While ADRs do not eliminate all the risks associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, a Fund will avoid currency and certain foreign market trading risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the U.S. market or exchange on which they are traded, which standards are generally more uniform and more exacting than those to which many foreign issuers may be subject.
In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information about an issuer that has participated in the creation of a sponsored program. There may be an increased possibility of untimely responses to certain corporate actions of the issuer, such as stock splits and rights offerings, in an unsponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between this information and the market value of the depositary receipts. If a Fund’s investment depends on obligations being met by the arranger as well as the issuer of an unsponsored program, the Fund will be exposed to additional credit risk.
Risks of Investing in Foreign Securities. Investments in foreign securities involve certain inherent risks, including the following:
Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States’ economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.
Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.
Currency Fluctuations. The Funds will invest in securities denominated in U.S. dollars or foreign currencies. For this reason, the value of the Funds’ assets may be subject to risks associated with variations in the value of foreign currencies relative to the U.S. dollar. Changes in the value of foreign currencies against the U.S. dollar may affect the value of the assets and/or income of foreign companies whose U.S. dollar denominated securities are held by the Funds. Such companies may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.
Taxes. The interest and dividends payable to the Funds on certain of the Funds’ foreign portfolio securities may be subject to foreign taxes or withholding, thus reducing the net amount of income available for distribution to the Funds’ shareholders. It is not anticipated that the Funds will be eligible to pass through to shareholders any tax credits or deductions with respect to such foreign taxes or withholding.
Emerging Markets. Each Fund may invest in foreign securities that may include securities of companies located in developing or emerging markets, which entail additional risks, including: less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict an underlying fund’s investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.
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Initial Public Offerings (“IPOs”)
Each Fund may invest in IPOs of common stock or other primary or secondary syndicated offerings of equity or debt securities issued by a corporate issuer. The purchase of IPO securities often involves higher transaction costs than those associated with the purchase of securities already traded on exchanges or markets. IPO securities are subject to market risk and liquidity risk. The market value of recently issued IPO securities may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading and speculation, a potentially small number of securities available for trading, limited information about the issuer, and other factors. The Funds may hold IPO securities for a period of time, or may sell them soon after the purchase. Investments in IPOs could have a magnified impact – either positive or negative – on a Fund’s performance while the Fund’s assets are relatively small. The impact of IPOs on a Fund’s performance may tend to diminish as the Fund’s assets grow. In circumstances when investments in IPOs make a significant contribution to a Fund’s performance, there can be no assurance that similar contributions from IPOs will continue in the future.
Investment Company Securities
Each Fund may invest in shares of other investment companies including exchange-traded funds (“ETFs”), money market funds and other mutual funds, in pursuit of its investment objective, subject to the limitations set forth in the 1940 Act. Each Fund may invest in money market mutual funds in connection with its management of daily cash positions and for temporary defensive purposes. In addition to the advisory and operational fees each Fund bears directly in connection with its own operation, the Funds would also bear their pro rata portion of each of the other investment company’s advisory and operational expenses.
Section 12(d)(1)(A) of the Investment Company Act of 1940 (the “1940 Act”) generally prohibits a fund from purchasing (1) more than 3% of the total outstanding voting stock of another fund; (2) securities of another fund having an aggregate value in excess of 5% of the value of the acquiring fund; and (3) securities of the other fund and all other funds having an aggregate value in excess of 10% of the value of the total assets of the acquiring fund. There are some exceptions, however, to these limitations pursuant to various rules promulgated by the SEC.
The Funds may rely on Section 12(d)(1)(F) and Rule 12d1-3 of the 1940 Act, which provide an exemption from Section 12(d)(1) that allows a Fund to invest all of its assets in other registered funds, including ETFs, if, among other conditions: (a) a Fund, together with its affiliates, acquires no more than three percent of the outstanding voting stock of any acquired fund, and (b) the sales load or service fee charged on the Fund’s shares is no greater than the limits set forth in Rule 2341 of the Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”). In accordance with Rule 12d1-1 under the 1940 Act, the provisions of Section 12(d)(1) shall not apply to shares of money market funds purchased by the Fund, whether or not for temporary defensive purposes, provided that the Fund does not pay a sales charge, distribution fee or service fee as defined in Rule 2341 of the Conduct Rules of FINRA on acquired money market fund shares (or the Adviser must waive its advisory fees in an amount necessary to offset any sales charge, distribution fee or service fee).
Rule 12d1-4 permits additional types of fund of fund arrangements without an exemptive order. The rule imposes certain conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures.
Exchange-Traded Funds. ETFs are open-end investment companies whose shares are listed on a national securities exchange. An ETF is similar to a traditional mutual fund, but trades at different prices during the day on a security exchange like a stock. Similar to investments in other investment companies discussed above, the Funds’ investments in ETFs will involve duplication of advisory fees and other expenses since the Funds will be investing in another investment company. In addition, the Funds’ investment in ETFs is also subject to its limitations on investments in investment companies discussed above. To the extent the Funds invest in ETFs which focus on a particular market segment or industry, the Funds will also be subject to the risks associated with investing in those sectors or industries. The shares of the ETFs in which the Funds will invest will be listed on a national securities exchange and the Funds will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value (“NAV”) per share.
As a purchaser of ETF shares on the secondary market, the Funds will be subject to the market risk associated with owning any security whose value is based on market price. ETF shares historically have tended to trade at or near their NAV per share, but there is no guarantee that they will continue to do so. Unlike traditional mutual funds, shares of an ETF may be purchased and redeemed directly from the ETFs only in large blocks and only through participating organizations that have entered into contractual agreements with the ETF. The Funds do not expect to enter into such agreements and therefore will not be able to purchase and redeem its ETF shares directly from the ETF.
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Closed-End Funds. Each Fund may invest in closed-end funds, pooled investment vehicles that are registered under the 1940 Act and whose shares are listed and traded on U.S. national securities exchanges. Like any stock, a closed-end fund’s share price will fluctuate in response to market conditions and other factors. Secondary market trading prices of closed-end funds should be expected to fluctuate and such prices may be higher or lower than the NAV of closed-end fund’s portfolio holdings. When such prices are higher, shares are said to be trading at a “premium.” When they are lower, shares are said to be trading at a “discount.” Closed-end fund shares frequently trade at persistent and ongoing discounts to the NAV of the closed-end fund’s portfolio investments. There can be no guarantee that shares of a closed-end fund held by a Fund will not trade at a persistent and ongoing discount. Nor can there be any guarantee that an active market in shares of the closed-end funds held by a Fund will exist. A Fund may not be able to sell closed-end fund shares at a price equal to the NAV of the closed-end fund. While the Funds seek to take advantage differences between the NAV of closed-end fund shares and any secondary market premiums or discounts, the Funds may not be able to do so. In addition, there can be no assurance that any closed-end fund will achieve its stated investment objective. While the Funds attempt to invest in a diversified basket of closed-end funds, lackluster performance of a single closed-end fund can have a negative impact on the performance of a Fund as a whole. A Fund may lose money on its investment in any closed-end fund which, in turn, may cause investors to lose money on an investment in that Fund.
Master Limited Partnerships and Other Publicly Traded Partnerships
Each Fund may invest in Master Limited Partnerships (“MLPs”) and other publicly traded partnerships formed as partnerships, limited partnerships or limited liability companies, the units of which are listed and traded on a securities exchange. The Funds may invest in publicly traded partnerships that are expected to be treated as “qualified publicly traded partnerships” for federal income tax purposes. These include MLPs and other entities qualifying under limited exceptions in the U.S. Code. Many MLPs derive income and capital gains from the exploration, development, mining or production, processing, refining, transportation or marketing of any mineral or natural resource, or from real property. The value of MLP units fluctuates predominantly based on prevailing market conditions and the success of the MLP. The Funds may purchase common units of an MLP on an exchange as well as directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors.
MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions, but a Fund will be required for federal income tax purposes to include in its taxable income its allocable share of the MLP’s income regardless of whether any distributions are made by the MLP. Thus, if the distributions received by a Fund from an MLP are less than that Fund’s allocable share of the MLP’s income, the Fund may be required to sell other securities so that it may satisfy the requirements to qualify as a regulated investment company (“RIC”) and avoid federal income and excise taxes. Common units typically have priority as to minimum quarterly distributions. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.
Holders of units of a particular MLP are also exposed to a remote possibility of liability for the obligations of that MLP under limited circumstances not expected to be applicable to the Funds. In addition, the value of a Fund’s investment in MLPs depends largely on the MLPs being treated as “qualified publicly traded partnerships” for federal income tax purposes. If an MLP does not meet current federal income tax requirements to maintain partnership status, or if it is unable to do so because of federal income tax law changes, it could be taxed as a corporation. In that case, the MLP would be obligated to pay federal income tax at the entity level and distributions received by a Fund generally would be taxed as dividend income for federal income tax purposes. As a result, there could be a reduction in a Fund’s cash flow and there could be a material decrease in the value of the Fund’s shares. In addition, if an MLP in which a Fund invests does not qualify as a “qualified publicly traded partnership” (and is otherwise not taxed as a corporation), the Fund must look through to the character of the income generated by the MLP. Such income may not qualify as “good income,” and therefore, could adversely affect the Fund’s status as a RIC.
To the extent that a limited partnership’s interests are all in a particular industry, the limited partnership will be negatively impacted by economic events adversely impacting that industry. The risks of investing in a limited partnership are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a limited partnership than investors in a corporation. For example, investors in limited partnerships may have limited voting rights or be liable under certain circumstances for amounts greater than the amount of their investment. In addition, limited partnerships may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the limited partnership to its investors. In addition, investments in certain investment vehicles, such as
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limited partnerships and MLPs, may be illiquid. Such partnership investments may also not provide daily pricing information to their investors, which will require a Fund to employ fair value procedures to value its holdings in such investments.
Stapled Securities
The Funds may invest in stapled securities. A stapled security is a security that is comprised of two parts that cannot be separated from one another, a unit of a trust and a share of a company. The resulting security is influenced by both parts and must be treated as one unit at all times, such as when buying or selling a security. The characteristics and value of a stapled security are influenced by both underlying securities. The listing of stapled securities on a domestic or foreign exchange does not guarantee a liquid market for stapled securities.
Short-Term, Temporary, and Cash Investments
When the Adviser believes market, economic, political or other conditions are unfavorable for investors, the Adviser may invest up to 100% of the Funds’ net assets in a temporary defensive manner or hold a substantial portion of their net assets in cash, cash equivalents or other short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, or the U.S. economy. Temporary defensive investments generally may include U.S. Government securities, certificates of deposit, high-grade commercial paper, repurchase agreements, money market mutual funds shares and other money market equivalents. The Adviser also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. The Funds may invest in any of the following securities and instruments:
Money Market Mutual Funds. The Funds may invest in money market mutual funds in connection with their management of daily cash positions or as a temporary defensive measure. Generally, money market mutual funds seek to earn income consistent with the preservation of capital and maintenance of liquidity. They primarily invest in high quality money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, bank obligations and high-grade corporate instruments. These investments generally mature within 397 days from the date of purchase. An investment in a money market mutual fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Funds’ investments in money market mutual funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses. Although money market mutual funds seek to preserve the value of a Fund’s investment at $1.00 per share, it is possible to lose money by investing in such funds.
Your cost of investing in the Funds will generally be higher than the cost of investing directly in the underlying money market mutual fund shares. You will indirectly bear fees and expenses charged by the underlying money market mutual funds in addition to the Funds’ direct fees and expenses. Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.
Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits. The Funds may acquire bank certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Funds will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. If the Funds hold instruments of foreign banks or financial institutions, they may be subject to additional investment risks that are different in some respects from those incurred by a fund that invests only in debt obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.
Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.
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As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that the Funds may acquire.
In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objectives and policies stated above and in their Prospectus, the Funds may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.
Savings Association Obligations. The Funds may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.
Commercial Paper, Short-Term Notes and Other Corporate Obligations. The Funds may invest a portion of their assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.
Commercial paper and short-term notes will consist of issues rated at the time of purchase “A‑2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s Investors Service, Inc. (“Moody’s”), or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality. These rating symbols are described in the Appendix.
Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Funds may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated “AA” or higher by S&P or “Aa” or higher by Moody’s.
Borrowing
Currently, the 1940 Act permits each Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires a Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of a Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a Fund’s investment portfolio is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of a Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a Fund’s net investment income in any given period.
The use of borrowing by the Funds involves special risk considerations that may not be associated with other funds having similar objectives and policies.
Since substantially all of a Fund’s assets fluctuate in value, while the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the NAV per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. A Fund will reduce its borrowing amount within three days, if its asset coverage falls below the amount required by the 1940 Act.
Illiquid and Restricted Securities
Pursuant to Rule 22e-4 under the 1940 Act, a Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in
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seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Each Fund has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4. In the event that more than 15% of its net assets are invested in illiquid investments, the Fund will make such reports as required under the liquidity risk management program and will seek to reduce its holdings of illiquid investments within a reasonable period of time.
Each Fund may purchase certain restricted securities that can be resold to institutional investors and which may be determined not to be illiquid investments pursuant to the Fund’s liquidity risk management program. In many cases, those securities are traded in the institutional market pursuant to Rule 144A under the Securities act of 1933, as amended (the “1933 Act”) and are called Rule 144A securities.
Investments in illiquid investments involve more risks than investments in similar securities that are readily marketable. Illiquid investments may trade at a discount from comparable, more liquid investments. Investment of a Fund’s assets in illiquid investments may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Fund’s operations require cash, such as when the Fund has net redemptions, and could result in the Fund borrowing to meet short-term cash requirements or incurring losses on the sale of illiquid investments.
Restricted securities sold in private placement transactions between issuers and their purchasers are neither listed on an exchange nor traded in other established markets and may be illiquid. In many cases, the privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. To the extent privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales could be less than those originally paid by a Fund or less than the fair value of the securities. A restricted security may be determined to be liquid under a Fund’s liquidity risk management program established pursuant to Rule 22e-4 depending on market, trading, or investment-specific considerations related to the restricted security. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Private placement investments may involve investments in smaller, less seasoned issuers, which may involve greater risks than investments in more established companies. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in private placement securities, a Fund may obtain access to material non-public information about an issuer of private placement securities, which may restrict the Fund’s ability to conduct transactions in those securities.
Real Estate Investment Trusts (“REITs”)
The Funds may invest in REITs. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to such companies, and companies which service the real estate industry.
A REIT is a corporation or a business trust that would otherwise be taxed as a corporation. REITs are often divided into three categories: equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings. Rental income is the main source of income for equity REITs. An equity REIT may also realize capital gains or losses by selling real estate properties in its portfolio that have appreciated or depreciated in value. A mortgage REIT invests primarily in mortgages on real estate and other loans secured by interests in real estate, including construction, development or long-term loans. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.
To the extent that the Funds have the ability to invest in REITs, a Fund could conceivably own real estate directly as a result of a default on the securities it owns. The Funds, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.
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In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by the Funds. By investing in REITs indirectly through the Funds, a shareholder will bear not only his/her proportionate share of the expenses of the Funds, but also, indirectly, similar expenses of the REITs.
Mortgage-Backed Securities
Each Fund may invest in mortgage-backed securities. Investing in mortgage-backed securities involves certain unique risks in addition to those generally associated with investing in fixed-income securities and in the real estate industry in general. These unique risks include the failure of a party to meet its commitments under the related operative documents, adverse interest rate changes and the effects of prepayments on mortgage cash flows. Mortgage-backed securities are “pass-through” securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Funds. The value of mortgage-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional fixed-income securities because of their potential for prepayment without penalty. The price paid by a Fund for its mortgage-backed securities, the yield a Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.
Securities Lending
Each Fund may lend its portfolio securities in order to generate additional income. Securities may be loaned to broker-dealers, major banks or other recognized domestic institutional borrowers of securities. Generally, a Fund may lend portfolio securities to securities broker-dealers or financial institutions if: (1) the loan is collateralized in accordance with applicable regulatory requirements including collateralization continuously at no less than 100% by marking to market daily; (2) the loan is subject to termination by the Fund at any time; (3) the Fund receives reasonable interest or fee payments on the loan, as well as any dividends, interest, or other distributions on the loaned securities; (4) the Adviser is able to call loaned securities in order to exercise all voting rights with respect to the securities; and (5) the loan will not cause the value of all loaned securities to exceed one-third of the value of the Fund’s assets. As part of participating in a lending program, a Fund will invest its cash collateral only in investments that are consistent with the investment objectives, principal investment strategies and investment policies of the Fund. All investments made with the cash collateral received are subject to the risks associated with such investments. If such investments lose value, a Fund will have to cover the loss when repaying the collateral. Any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower shall be at a Fund’s risk.
When-Issued Securities
Each Fund may purchase securities on a when-issued basis, for payment and delivery at a later date, generally within one month. The price and yield are generally fixed on the date of commitment to purchase, and the value of the security is thereafter reflected in a Fund’s NAV. During the period between purchase and settlement, no payment is made by the Funds and no interest accrues to the Funds. At the time of settlement, the market value of the security may be more or less than the purchase price.
Rule 18f-4 under the 1940 Act permits the Funds to invest in securities on a when-issued or forward-settling basis, or with a non-standard settlement cycle, notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that a Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). A when-issued, forward-settling, or non-standard settlement cycle security that does not satisfy the Delayed-Settlement Securities Provision is treated as a derivatives transaction under Rule 18f-4. See “Derivatives” above.
Special Risks Related to Cyber Security
The Funds and their service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of
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service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Funds and their service providers use to service the Funds’ operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Funds and their service providers. Cyber attacks against or security breakdowns of the Funds or their service providers may adversely impact the Funds and their shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Funds to process transactions; inability to calculate the Funds’ NAVs; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Funds may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Funds invest, which may cause the Funds’ investment in such issuers to lose value. There can be no assurance that the Funds or their service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.
INVESTMENT RESTRICTIONS
The Trust (on behalf of the Funds) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority of a Fund’s outstanding voting securities” as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of a Fund.
As a matter of fundamental policy, each Fund is diversified as described on page B-3. The Funds’ investment objectives are also fundamental.
In addition, the Funds may not:
1.Issue senior securities, borrow money or pledge its assets, except that (i) a Fund may borrow from banks in amounts not exceeding 33-1/3 percent of their total assets (including the amount borrowed); and (ii) this restriction shall not prohibit a Fund from engaging in options transactions, short sales or securities lending, provided that asset coverage requirements are met;
2.Act as underwriter (except to the extent a Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);
3.Purchase or sell commercial real estate unless acquired as a result of ownership of securities (although a Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate);
4.Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by physical commodities;
5.Make loans of money (except for purchases of debt securities consistent with the investment policies of a Fund and except for repurchase agreements); or
6.Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund’s investments in that industry would equal or exceed 25% of the current value of the Fund’s total assets, provided that this restriction does not limit a Fund’s investments in (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) securities of other investment companies, or (iii) repurchase agreements.
With respect to fundamental policy #3 above, the Funds do not intend to invest directly in real estate.
Each Fund observes the following restrictions as a matter of operating but not fundamental policy. Except as noted below, the Funds may:
1.Not make investments for the purpose of exercising control or management;
2.Adopt the following policy if the Fund is subject to Rule 35d-1 (the “Names Rule”) under the 1940 Act:
Shareholders will receive at least 60 days’ notice of any changes to a Fund’s non-fundamental policy complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type:
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“Important Notice Regarding Change in Investment Policy.” This statement will appear in both the notice and, if applicable, the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or, if applicable, the envelope in which the notice is delivered;
3.Not hold in aggregate more than 15% of a Fund’s net assets in illiquid investments that are assets pursuant to Rule 22e-4 under the 1940 Act; or
4.Lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund’s total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.
If a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Funds will not be considered a violation, except that there is an ongoing asset coverage requirement in the case of borrowings. If the value of each Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trust’s Board of Trustees (the “Board” or the “Trustees”) will consider what actions, if any, are appropriate to maintain adequate liquidity.
PORTFOLIO TURNOVER
Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to transaction costs and may result in a greater number of taxable transactions.
Following are the portfolio turnover rates for each Fund’s two most recent fiscal years ended October 31:

	2024	2023
Select Large Cap Value Fund	33.40%	30.78%
Small Cap Value Fund	30.55%	43.63%
Large Cap Value Fund	27.16%	33.77%
Mid Cap Value Fund	63.23%	66.66%
PORTFOLIO HOLDINGS INFORMATION
The Adviser and the Funds maintain portfolio holdings disclosure policies (the “Disclosure Policies”) that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. These Disclosure Policies have been approved by the Board. Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual report and semi-annual report to Fund shareholders and in the quarterly holdings report on Part F of Form N-PORT. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.
In addition, the Funds disclose complete portfolio holdings on the Funds’ website on at least a calendar quarterly basis at www.hubercap.com with at least a 15-calendar day lag. A Fund may experience up to a 45-calendar day lag in the website disclosure of its complete portfolio holdings if it is determined that early disclosure could be harmful to the Fund. The portfolio holdings for a Fund will remain posted on the website until updated with required regulatory filings with the SEC. From time to time, the Adviser may select additional portfolio characteristics for distribution to the public with such frequencies and lag times as the Adviser determines to be in the best interests of shareholders.
Pursuant to the Disclosure Policies, information about the Funds’ portfolio holdings is not distributed to any person unless:
•The disclosure is required pursuant to a regulatory request, court order or is legally required in the context of other legal proceedings;
•The disclosure is made to a mutual fund rating and/or ranking organization, or person performing similar functions, who is subject to a duty of confidentiality, including a duty not to trade on any non-public information;
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•The disclosure is made to internal parties involved in the investment process, administration, operation or custody of the Funds, including, but not limited to U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”) and the Board, attorneys, auditors or accountants;
•The disclosure is made: (a) in connection with a quarterly, semi-annual or annual report that is available to the public; or (b) relates to information that is otherwise available to the public;
•The disclosure is made with the approval of either the Trust’s Chief Compliance Officer (“CCO”) or his or her designee; or
•The disclosure is made pursuant to a confidentiality agreement.
Certain of the persons listed above receive information about the Funds’ portfolio holdings on an ongoing basis. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information and operate in the best interest of the Funds’ shareholders. These persons are:
•A mutual fund rating and/or ranking organization, or person performing similar functions, who is subject to a duty of confidentiality, including a duty not to trade on any non-public information;
•Rating and/or ranking organizations, specifically: Lipper; Morningstar; S&P; Bloomberg; Vickers-Stock Research Corporation; Thomson Financial; and Capital-Bridge, all of which may receive such information between the fifth and tenth business day of the month following the end of a calendar quarter; and
•Internal parties involved in the investment process, administration, operation or custody of the Fund, specifically: Fund Services; the Board; SS&C Eze (trade order management system); Ultimus Fund Solutions, LLC (middle/back office service provider) and the Trust’s attorneys and independent registered public accounting firm (currently, Sullivan & Worcester LLP and Tait, Weller & Baker LLP, respectively), all of which typically receive such information after it is generated.
Any disclosures to additional parties not described above are made with the prior written approval of either the Trust’s CCO or his or her designee, pursuant to the Disclosure Policies.
The Board exercises continuing oversight of the disclosure of a Fund’s portfolio holdings by (1) overseeing the implementation and enforcement of the Disclosure Policies, Codes of Ethics and other relevant policies of the Funds and their service providers by the Trust’s CCO, (2) by considering reports and recommendations by the Trust’s CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act), and (3) by considering to approve any amendment to these Disclosure Policies. The Board reserves the right to amend the Disclosure Policies at any time without prior notice in their sole discretion.
Neither the Adviser nor the Funds may receive compensation in connection with the disclosure of information about a Fund’s portfolio securities. In the event of a conflict between the interests of a Fund and the interests of the Adviser or an affiliated person of the Adviser, the Adviser’s CCO, in consultation with the Trust’s CCO, shall make a determination in the best interest of the Fund, and shall report such determination to the Adviser’s Board of Directors and to the Fund’s Board at the end of the quarter in which such determination was made. Any employee of the Adviser who suspects a breach of this obligation must report the matter immediately to the Adviser’s CCO or to his or her supervisor.
In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of a Fund to each of the following entities which, by explicit agreement by virtue of their respective duties to a Fund, are required to maintain the confidentiality of the information disclosed: Fund Administrator, Fund Accountant, Custodian, Transfer Agent, auditors, counsel to the Funds or the trustees, broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities), and regulatory authorities. Portfolio holdings information not publicly available with the SEC or through the Funds’ website may only be provided to additional third parties, in accordance with the Disclosure Policies, when a Fund has a legitimate business purpose and the third-party recipient is subject to a confidentiality agreement.
In no event shall the Adviser, its affiliates or employees, or the Funds receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings.
There can be no assurance that the Disclosure Policies and these procedures will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.
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MANAGEMENT
The overall management of the business and affairs of the Trust is vested with its Board, all of whom are independent of the Adviser. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Adviser, Administrator, Fund Accountant, Custodian and Transfer Agent (each as defined herein). The day-to-day operations of the Trust are delegated to its officers, subject to the Funds’ investment objectives, strategies, and policies and to general supervision by the Board. The current Trustees and officers of the Trust, their year of birth and positions with the Trust, term of office with the Trust and length of time served, their business addresses, principal occupations during the past five years and other directorships held during the past five years are listed in the table below.
Independent Trustees(1)

Name, Year of Birth and Address	Position Held with the Trust	Term of Office and Length of Time Served*	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held During Past Five Years(3)
David G. Mertens (1960) 615 E. Michigan Street Milwaukee, WI 53202	Board Chair Trustee	Indefinite term; since October 2023. Indefinite term; since March 2017.	Independent Contractor (February 2025 to present); Partner, QSV Equity Investors, LLC, (a privately-held investment advisory firm) (February 2019 to February 2025); Managing Director and Vice President, Jensen Investment Management, Inc. (a privately-held investment advisory firm) (2002 to 2017).	4	Trustee, Advisors Series Trust (for series not affiliated with the Funds).
Joe D. Redwine (1947) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term; since September 2008.	Retired; formerly Manager, President, CEO, U.S. Bancorp Fund Services, LLC, and its predecessors, (May 1991 to July 2017).	4	Trustee, Advisors Series Trust (for series not affiliated with the Funds).
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Name, Year of Birth and Address	Position Held with the Trust	Term of Office and Length of Time Served*	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held During Past Five Years(3)
Michele Rackey (1959) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term; since January 2023.	Chief Executive Officer, Government Employees Benefit Association (GEBA) (benefits and wealth management organization) (2004 to 2020); Board Member, Association Business Services Inc. (ABSI) (for-profit subsidiary of the American Society of Association Executives) (2019 to 2020).	4	Trustee, Advisors Series Trust (for series not affiliated with the Funds).
Anne W. Kritzmire (1962) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term; since August 2024.	Principal Owner of AW Kritzmire Consulting (2021-Present); Business Faculty Lead of Lake Forest Graduate School of Management (2021-Present); Head of Multi-Asset and various other positions of Nuveen Investments (1999-2020).	4
Trustee, Advisors Series Trust (for series not affiliated with the Funds); Lead Independent Director of Thornburg Income Builder Opportunities Trust (a closed end fund) (2020-Present); Trustee, Finance Commissioner, and Acting Treasurer of Village of Long Grove (municipal government) (2017-2025).

Craig B. Wainscott (1961) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term; since August 2024.	CEO instaCOVER LLC (Specialized insurance/technology company) 2014-2021, and CFO 2021-2023.	4
Trustee, Advisors Series Trust (for series not affiliated with the Funds); Independent Trustee of iMGP Funds (14 Funds) (2024-Present); Independent Trustee and Board Chair of Brandes Investment Trust (6 Funds) (2011-2024); Board Member of Paradigm Project (social venture company) (2010-2020).

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Officers of the Trust

Name, Year of Birth and Address	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Jeffrey T. Rauman (1969) 615 E. Michigan Street Milwaukee, WI 53202	President and Principal Executive Officer	Indefinite term; since December 2018.	Senior Vice President, Compliance and Administration, U.S. Bank Global Fund Services (February 1996 to present).
Kevin J. Hayden (1971) 615 E. Michigan Street Milwaukee, WI 53202	Vice President, Treasurer and Principal Financial Officer	Indefinite term; since January 2023.	Vice President, Compliance and Administration, U.S. Bank Global Fund Services (June 2005 to present).
Richard R. Conner (1982) 615 E. Michigan Street Milwaukee, WI 53202	Assistant Treasurer	Indefinite term; since December 2018.	Assistant Vice President, Compliance and Administration, U.S. Bank Global Fund Services (July 2010 to present).
Joseph R. Kolinsky (1970) 2020 E. Financial Way, Suite 100 Glendora, CA 91741	Vice President, Chief Compliance Officer and AML Officer	Indefinite term; since July 2023.
Vice President, U.S. Bank Global Fund Services (May 2023 to present); Chief Compliance Officer, Chandler Asset Management, Inc. (2020 to 2022); Director, Corporate Compliance, Pacific Life Insurance Company (2018 to 2019).

Elaine E. Richards (1968) 2020 E. Financial Way, Suite 100 Glendora, CA 91741	Vice President and Secretary	Indefinite term; since February 2025.	Senior Vice President, U.S. Bank Global Fund Services (July 2007 to present).
* The Trustees have designated a mandatory retirement age of 75, such that each Trustee, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs (“Retiring Trustee”). Upon request, the Board may, by vote of a majority of the Trustees eligible to vote on such matter, determine whether or not to extend such Retiring Trustee’s term and on the length of a one-time extension of up to three additional years. At a meeting held December 7-8, 2022, by vote of the majority of the Trustees (not including Mr. Redwine), Mr. Redwine’s term as Trustee was extended for three additional years to expire on December 31, 2025.
(1)The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)As of October 31, 2024, the Trust was comprised of 33 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.
(3)“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.
Additional Information Concerning Our Board of Trustees
The Role of the Board
The Board provides oversight of the management and operations of the Trust. Like all mutual funds, the day-to-day responsibility for the management and operations of the Trust is the responsibility of various service providers to the Trust, such as the Trust’s investment advisers, distributor, administrator, custodian, and transfer agent, each of whom are discussed in greater detail in this SAI. The Board approves all significant agreements between the Trust and its service providers, including the agreements with the investment advisers, distributor, administrator, custodian and transfer agent. The Board has appointed various senior individuals of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. The Board has appointed a Chief Compliance Officer (“CCO”) who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent Trust operations. From time to time one or more members of the Board may also meet with Trust officers in less formal settings, between formal “Board Meetings,” to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.
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Board Leadership Structure
The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. It has established three standing committees, an Audit Committee, a Governance and Nominating Committee and a Qualified Legal Compliance Committee (the “QLCC”), which are discussed in greater detail under “Board Committees,” below. Currently, all of the members of the Board are Independent Trustees, which are Trustees that are not affiliated with the Adviser or its affiliates or any other investment adviser in the Trust or with its principal underwriter. The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust.
The President and Principal Executive Officer of the Trust is not a Trustee, but rather is a senior employee of the Administrator who routinely interacts with the unaffiliated investment advisers of the Trust and comprehensively manages the operational aspects of the Funds in the Trust. The Trust has appointed David Mertens, an Independent Trustee, as Board Chair, and he acts as a liaison with the Trust’s service providers, officers, legal counsel, and other Trustees between meetings, helps to set Board meeting agendas, and serves as Chair during executive sessions of the Independent Trustees.
The Board reviews its structure annually. The Trust has determined that it is appropriate to separate the Principal Executive Officer and Board Chair positions because the day-to day responsibilities of the Principal Executive Officer are not consistent with the oversight role of the Trustees and because of the potential conflict of interest that may arise from the Administrator’s duties with the Trust. Given the specific characteristics and circumstances of the Trust as described above, the Trust has determined that the Board’s leadership structure is appropriate.
Board Oversight of Risk Management
As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.) the oversight of different types of risks is handled in different ways. For example, the Board meets regularly with the CCO to discuss compliance and operational risks and the Audit Committee meets with the Treasurer and the Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The full Board receives reports from the Adviser and portfolio managers as to investment risks as well as other risks that may be also discussed in Audit Committee.
Information about Each Trustee’s Qualification, Experience, Attributes or Skills
The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and structure. Each of the Trustees has substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and access information provided to them. Certain of these business and professional experiences are set forth in detail in the table above. In addition, the majority of the Trustees have served on boards for organizations other than the Trust, as well as having served on the Board of the Trust for a number of years. They therefore have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust. The Board annually conducts a ‘self-assessment’ wherein the effectiveness of the Board and individual Trustees is reviewed.
In addition to the information provided in the table above, below is certain additional information concerning each particular Trustee and certain of their Trustee Attributes. The information provided below, and in the table above, is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests. In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.
David G. Mertens. Mr. Mertens has substantial mutual fund experience and is experienced with financial, accounting, investment and regulatory matters. He currently serves as an Independent Contractor. Mr. Mertens previously served as Partner of QSV Equity Investors, LLC, a privately-held investment advisory firm, from 2019 to 2025. Mr. Mertens also gained substantial mutual fund experience through his tenure as Managing Director and Vice President of Jensen Investment Management, Inc. (“Jensen”) from 2002 to 2017. Prior to Jensen, Mr. Mertens held various roles in sales and marketing management with Berger Financial Group, LLC from 1995 to 2002, ending as Senior Vice President of Institutional Marketing for Berger Financial Group and President of its limited purpose broker-dealer, Berger Distributors.
Joe D. Redwine. Mr. Redwine has substantial mutual fund experience and is experienced with financial, accounting, investment and regulatory matters through his experience as President and CEO of U.S. Bancorp Fund Services, LLC, (now
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known as U.S. Bank Global Fund Services), a full-service provider to mutual funds and alternative investment products. In addition, he has extensive experience consulting with investment advisers regarding the legal structure of mutual funds, distribution channel analysis and actual distribution of those funds. Mr. Redwine serves as an Audit Committee Financial Expert for the Trust.
Michele Rackey. Ms. Rackey has substantial experience in mutual funds and investment management through her experience as CEO of Government Employees Benefits Association (GEBA) and also with The ARK Funds. Ms. Rackey is experienced with financial, accounting, investment and regulatory matters and serves as an Audit Committee Financial Expert for the Trust. Ms. Rackey was CEO of GEBA for 17 years and Chief Operating Officer of the ARK Funds for nine years. Ms. Rackey has a BS in Business Administration from the University of Illinois at Chicago and has an MBA from Keller Graduate School of Management in Chicago. Ms. Rackey previously held FINRA series 6, 7 and 63 licenses as well as a Maryland Life and Health License.
Anne W. Kritzmire. Ms. Kritzmire has substantial experience in registered funds and investment management through her experience as Head of Multi-Asset/Solutions Marketing, Managing Director of Closed-End Funds, Managing Director of Channel Marketing, and Director of Customer Insights at Nuveen Investments. Ms. Kritzmire serves as Lead Independent Director on the Board of Directors and is a member of the Audit Committee and Nominating and Governance Committee of the Thornburg Income Builder Opportunities Trust (2020-Present). With respect to the Thornburg Income Builder Opportunities Trust, she is considered to be a qualified financial expert. She has also served on several other boards including as a Trustee, Financial Commissioner, and Acting Treasurer at Village of Long Grove (2017-2025). Ms. Kritzmire has a B.S. in Electrical Engineering from University of Notre Dame and has an MBA in Finance and Marketing from Northwestern University, Kellogg Graduate School of Management. Ms. Kritzmire serves as an Audit Committee Financial Expert for the Trust.
Craig B. Wainscott. Mr. Wainscott has substantial global executive and advisory experience, including his current position as a mutual fund trustee at iMGP Funds and early-stage business advisor. He formerly served as an Independent Trustee and Board Chair of Brandes Investment Trust. He also has extensive C-Suite Leadership, including his position as Chief Executive Officer at Russell Investments Canada for five years, leading a diverse collection of businesses such as mutual funds, institutional funds, consulting, and brokerage. He has also served as CEO at instaCOVER LLC and CFO at The Paradigm Project. Mr. Wainscott continues to serve as Board Advisor at Cadenced Biomedical (an early-stage medical device company). He has also served as a board member for The Paradigm Project. Mr. Wainscott is a qualified financial expert, having served as the CFO for two organizations, audit committee member, and is a CFA. Mr. Wainscott serves as an Audit Committee Financial Expert for the Trust.
Board Committees
The Trust has established the following three standing committees and the membership of each committee to assist in its oversight functions, including its oversight of the risks the Trust faces: the Audit Committee, the QLCC, and the Governance and Nominating Committee. There is no assurance, however, that the Board’s committee structure will prevent or mitigate risks in actual practice. The Trust’s committee structure is specifically not intended or designed to prevent or mitigate the Funds’ investment risks. The Funds are designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.
The Audit Committee is comprised of all of the Independent Trustees. Ms. Rackey is the Chair of the Audit Committee. The Audit Committee will meet at least once per year with respect to the various series of the Trust. The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit and any matters bearing on the audit or the Fund’s financial statements and to ensure the integrity of the Fund’s pricing and financial reporting. For the fiscal year ended October 31, 2024, the Audit Committee met one time with respect to the Funds.
The Audit Committee also serves as the QLCC for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer (the “issuer attorneys”). An issuer attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities). The QLCC meets as necessary. During the Funds’ fiscal year ended October 31, 2024, the QLCC did not meet with respect to the Funds.
The Governance and Nominating Committee is comprised of all, and only of, the Independent Trustees. The Governance and Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time and meets only as necessary. The Governance and Nominating Committee will
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consider nominees recommended by shareholders for vacancies on the Board. Recommendations for consideration by the Governance and Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust’s By-Laws. In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to and received by the President of the Trust at the principal executive office of the Trust between 120 and 150 days prior to the shareholder meeting at which any such nominee would be voted on.
The Governance and Nominating Committee meets regularly with respect to the various series of the Trust. The Governance and Nominating Committee is also responsible for, among other things, reviewing and making recommendations regarding Independent Trustee compensation and the Trustees’ annual “self-assessment.” Mr. Wainscott is the Chair of the Governance and Nominating Committee. During the Funds’ fiscal year ended October 31, 2024, the Governance and Nominating Committee met three times with respect to the Trust.
Board Interest in the Funds
As of December 31, 2024, neither the Independent Trustees nor members of their immediate family, own securities beneficially or of record in the Adviser, the Distributor, as defined herein, or an affiliate of the Adviser or Distributor. Accordingly, neither the Independent Trustees nor members of their immediate family, have direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Distributor or any of their affiliates. In addition, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Adviser, the Distributor or any affiliate thereof was a party.
The following table states the dollar range of equity securities of the Funds beneficially owned by the Trustees as of December 31, 2024.

	Dollar Range of Equity Securities in the Select Large Cap Value Fund	Dollar Range of Equity Securities in the Small Cap Value Fund	Dollar Range of Equity Securities in the Large Cap Value Fund	Dollar Range of Equity Securities in the Mid Cap Value Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
(None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, Over $100,000)
Independent Trustees
David G. Mertens	None	None	None	None	Over $100,000
Joe D. Redwine	None	None	None	None	Over $100,000
Michele Rackey	None	None	None	None	$50,001 - $100,000
Anne W. Kritzmire(1)	None	None	None	None	None
Craig B. Wainscott(1)	None	None	None	None	None
(1) Ms. Kritzmire and Mr. Wainscott began serving as Independent Trustees effective as of August 27, 2024.
Compensation
Effective January 1, 2024, the Independent Trustees each receive an annual retainer of $108,500 per year allocated among each of the various portfolios comprising the Trust, an additional $6,000 per regularly scheduled Board meeting, and an additional $500 per special meeting, paid by the Trust or applicable advisors/portfolios, as well as reimbursement for expenses incurred in connection with attendance at Board meetings. Prior to January 1, 2024, the annual retainer was $102,500. The Trust Chair, Chair of the Audit Committee, and Chair of the Governance and Nominating Committee each receive a separate annual fee of $10,000, $5,000, and $3,000, respectively, provided that the separate fee for the Chair of the Audit Committee will be waived if the same individual serves as both Trust Chair and Audit Committee Chair. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees. Set forth below is the compensation received by the Independent Trustees from the Funds for the fiscal year ended October 31, 2024.
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	Aggregate Compensation from the				Pension or Retirement Benefits Accrued as Part of Funds’ Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Funds and Fund Complex Paid to Trustees(1)
	Select Large Cap Value Fund	Small Cap Value Fund	Large Cap Value Fund	Mid Cap Value Fund
Independent Trustee
David G. Mertens	$4,431	$4,431	$4,431	$4,431	None	None	$17,724
Joe D. Redwine	$4,282	$4,282	$4,282	$4,282	None	None	$17,128
Michele Rackey	$4,222	$4,222	$4,222	$4,222	None	None	$16,888
Anne W. Kritzmire(2)	$2,277	$2,277	$2,277	$2,277	None	None	$9,108
Craig B. Wainscott(2)	$2,277	$2,277	$2,277	$2,277	None	None	$9,108
(1) There are currently numerous unaffiliated portfolios comprising the Trust. The term “Fund Complex” applies only to the Funds. For the Funds’ fiscal year ended October 31, 2024, aggregate Independent Trustees’ fees for the Trust were $583,787.
(2) Prior to their election as Trustees on August 27, 2024, Ms. Kritzmire and Mr. Wainscott served as paid consultants to the Trust between June 1, 2024 and August 26, 2024.

CODES OF ETHICS
The Trust and the Adviser have each adopted separate Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, access persons of the Adviser to invest in securities that may be purchased or held by the Funds. The Distributor, as defined below, relies on the principal underwriter’s exception under Rule 17j-1(c)(3), of the 1940 Act, specifically where the Distributor is not affiliated with the Trust or the Adviser, and no officer, director or general partner of the Distributor serves as an officer, director or general partner of the Trust or the Adviser.
CONTROL PERSONS, PRINCIPAL SHAREHOLDERS, AND MANAGEMENT OWNERSHIP
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund. As of January 31, 2025, the following shareholders were considered to be principal shareholders and/or control persons of the specified class of the relevant Fund.
Principal Shareholders of the Select Large Cap Value Fund, Investor Class

Name and Address	% Ownership	Type of Ownership
Pershing LLC 1 Pershing Plaza, 14th Floor Jersey City, NJ 07399-0002	42.27%	Record
Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	18.87%	Record
Altruist Financial LLC 300 S Pearl Expressway, Suite 250 Dallas, TX 75201-5717	15.78%	Record
National Financial Services, LLC 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-2010	14.14%	Record
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Principal Shareholders of the Select Large Cap Value Fund, Institutional Class

Name and Address	% Ownership	Type of Ownership
LPL Financial FBO Customer Accounts Attn: Mutual Fund Operations 4707 Executive Drive San Diego, CA 92121-3091	33.79%	Record
RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn: Mutual Fund Ops Manager 250 Nicollet Mall, Suite 1800 Minneapolis, MN 55401-7554	14.42%	Record
UBS WM USA Omnibus Account Attn: Department Manager 1000 Harbor Blvd., 5th Floor Weehawken, NJ 07086-6761	12.84%	Record
National Financial Services, LLC 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-2010	11.73%	Record
Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	10.86%	Record
Wells Fargo Clearing Services LLC 1 N. Jefferson Ave. Saint Louis, MO 63103-2254	5.37%	Record
Principal Shareholders of the Large Cap Value Fund, Institutional Class

Name and Address	% Ownership	Type of Ownership
Lizanne Falsetto Living Trust Lizanne Falsetto Trustee U/A 05/29/2007 c/o Huber Capital Management, LLC 999 North Pacific Coast Highway, Suite 600 El Segundo, California 90245	47.10%	Beneficial
Morgan Stanley Smith Barney LLC FBO a Customer of MSSB 1 New York Plaza New York, NY 10004-1932	23.33%	Record
Huber Capital Management, LLC 999 North Pacific Coast Highway, Suite 600 El Segundo, California 90245	14.95%	Record
Joe Huber c/o Huber Capital Management, LLC 999 North Pacific Coast Highway, Suite 600 El Segundo, California 90245	12.62%	Beneficial
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Principal Shareholders of the Mid Cap Value Fund, Investor Class

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	10.26%	Record
Principal Shareholders of the Mid Cap Value Fund, Institutional Class

Name and Address	% Ownership	Type of Ownership
Lizanne Falsetto Living Trust Lizanne Falsetto Trustee U/A 05/29/2007 c/o Huber Capital Management, LLC 999 North Pacific Coast Highway, Suite 600 El Segundo, California 90245	52.71%	Beneficial
Huber Capital Investments, LLC 999 North Pacific Coast Highway, Suite 600 El Segundo, California 90245	21.18%	Record
Wells Fargo Clearing Services LLC 1 N. Jefferson Avenue Saint Louis, MO 63103-2254	10.85%	Record
Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	9.65%	Record
Control Persons of the Large Cap Value Fund

Name and Address	% Ownership	Type of Ownership
Lizanne Falsetto Living Trust Lizanne Falsetto Trustee U/A 05/29/2007 c/o Huber Capital Management, LLC 999 North Pacific Coast Highway, Suite 600 El Segundo, California 90245	40.49%	Beneficial
Control Persons of the Mid Cap Value Fund

Name and Address	% Ownership	Type of Ownership
Lizanne Falsetto Living Trust Lizanne Falsetto Trustee U/A 05/29/2007 c/o Huber Capital Management, LLC 999 North Pacific Coast Highway, Suite 600 El Segundo, California 90245	50.63%	Beneficial
The Small Cap Value Fund and Select Large Cap Value Fund do not have any control persons as of January 31, 2025.
Management Ownership Information. As of January 31, 2025, the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Investor Class or the Institutional Class of each Fund.
PROXY VOTING POLICY
The Board has adopted Proxy Voting Policies and Procedures (the “Proxy Policies”) on behalf of the Trust which delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. The Proxy Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Funds and their shareholders. The Proxy Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Voting Policies and Procedures and a record of each proxy voted by the Adviser on behalf of a Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.
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The Adviser has adopted its own proxy voting policies and procedures, generally consistent with those of its proxy voting vendor, Institutional Shareholder Services (“ISS”). Accordingly, all proxies shall be submitted to ISS directly from the custodian and available for review and vote by the Adviser’s personnel. The Adviser will generally vote in line with ISS recommendations, but reserves the right to go against the recommendation if management deems it is in the best interest of the shareholders.
Responsibility. The responsibility for administering and overseeing the proxy voting process lies with the COO and Chief Compliance Officer (“CCO”) of the Adviser.
Conflict of Interest. The Adviser’s proxy voting policies and procedures are designed to ensure that proxies are properly voted and any material conflicts are resolved in the best interest of a Fund. If the Adviser detects a conflict of interest, it will, at its expense, engage the services of an outside proxy voting service or consultant who will provide an independent recommendation on the direction in which the Adviser should vote on the proposal. The proxy voting service’s or consultant’s determination will be binding on the Adviser.
Review. The Adviser’s CCO or designee will review the Adviser’s Proxy Policies and update them as necessary.
Proxy Voting Guidelines on Specific Issues. Each vote is ultimately cast on a case-by-case basis, taking into consideration the contractual obligations under the Advisory Agreement or comparable document, and other relevant facts and circumstances at the time of the vote.
The Trust is required to annually file Form N-PX, which lists the Funds’ complete proxy voting records for the 12-month period ending June 30. The Funds’ proxy voting records are available without charge, upon request, by calling toll-free 888-HUBERCM (888-482-3726) and on the SEC’s website at www.sec.gov.
THE ADVISER
Huber Capital Management, LLC, 999 North Pacific Coast Highway, Suite 600, El Segundo, CA 90245, acts as investment adviser to the Funds pursuant to an investment advisory agreement (the “Advisory Agreement”) between the Trust and the Adviser. Subject to such policies as the Board may determine, the Adviser is ultimately responsible for investment decisions for the Funds. Pursuant to the terms of the Advisory Agreement, the Adviser provides the Funds with such investment advice and supervision as it deems necessary for the proper supervision of the Funds’ investments. The Adviser also continuously monitors and maintains each Fund’s investment criteria and determines from time to time what securities may be purchased by each Fund. Huber Capital Holdings, LLC holds the majority ownership share of the Adviser and Joseph Huber is the majority owner of Huber Capital Holdings, LLC. Huber Capital Holdings, LLC is a direct control person of the Adviser and Joseph Huber is an indirect control person of the Adviser and is the portfolio manager of the Funds.
The Advisory Agreement continues in effect from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of a Fund’s outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Funds upon 60 days’ written notice when authorized either by a majority vote of a Fund’s shareholders or by a vote of a majority of the Board, or by the Adviser upon 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Funds, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.
In consideration of the services to be provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from each Fund an investment advisory fee computed daily and paid monthly based on a rate equal to a percentage of a Fund’s average daily net assets specified in the Prospectus. However, the Adviser may voluntarily agree to waive a portion of the fees payable to it on a month‑to‑month basis. Please note, the Adviser is voluntarily reducing the Select Large Cap Value Fund’s management fee from 0.99% to 0.80%, the Small Cap Value Fund’s management fee from 1.35% to 0.99%, the Large Cap Value Fund’s management fee from 0.75% to 0.05% and the Mid Cap Value Fund’s management fee from 1.00% to 0.05%, through at least February 28, 2026. The Adviser cannot recoup these amounts.
Each Fund is responsible for its own operating expenses. The Adviser has contractually agreed to reduce management fees and/or pay Fund operating expenses (excluding acquired fund fees and expenses, interest, taxes, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees and any other class-specific expenses) payable to it by each Fund to the extent necessary to limit the Funds’ Total Annual Operating Expenses as follows through at least February 28, 2028.
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Fund	Expense Cap
Select Large Cap Value Fund	0.99%
Small Cap Value Fund	1.28%
Large Cap Value Fund	0.75%
Mid Cap Value Fund	1.00%
The Adviser may request recoupment of previously waived fees and paid expenses in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement.
For the fiscal years ended October 31 indicated below, the Funds paid the following fees to the Adviser:
Select Large Cap Value Fund

	Management Fees Accrued	Management Fees Waived	Management Fees Recouped	Net Management Fees Paid to Adviser
2024	$1,533,262	$0	$50,026	$1,583,288
2023	$605,539	$109,964	$0	$495,575
2022	$383,214	$132,170	$0	$251,044

Small Cap Value Fund

	Management Fees Accrued	Management Fees Waived	Management Fees Recouped	Net Management Fees Paid to Adviser
2024	$689,870	$72,238	$0	$617,632
2023	$570,856	$77,007	$0	$493,849
2022	$512,697	$91,741	$0	$420,956

Large Cap Value Fund

	Management Fees Accrued	Management Fees Waived	Management Fees Recouped	Net Management Fees Paid to Adviser
2024	$0	$0	$0	$0
2023	$0	$0	$0	$0
2022	$0	$0	$0	$0

Mid Cap Value Fund

	Management Fees Accrued	Management Fees Waived	Management Fees Recouped	Net Management Fees Paid to Adviser
2024	$0	$0	$0	$0
2023	$0	$0	$0	$0
2022	$0	$0	$0	$0

In addition to the management fees payable to the Adviser, each Fund is responsible for its operating expenses, including: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian and accounting services agent; fund administration fees and related expenses; chief compliance officer fees; interest charges on any borrowings; costs and expenses of pricing and calculating its daily NAV per share and of maintaining its books of account required under the 1940 Act, including pricing services; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund’s
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shareholders and the Trust’s Board that are properly payable by the Fund; expenses of officers and fees and expenses of members of the Board or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser or Administrator; insurance premiums on property or personnel of the Fund which inure to their benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and the statement of additional information of the Funds or other communications for distribution to existing shareholders; legal counsel, auditing and accounting fees; trade association membership dues (including membership dues in the Investment Company Institute allocable to the Fund); fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses except as otherwise prescribed in the Advisory Agreement. General expenses of the Trust are allocated among all of the series of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Board deems equitable.
DISTRIBUTION
The Trust has entered into a Distribution Agreement (the “Distribution Agreement”) with Quasar Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101 (the “Distributor”), pursuant to which the Distributor acts as each Fund’s distributor, provides certain administration services and promotes and arranges for the sale of Fund shares. The offering of each Fund’s shares is continuous. The Distributor is a registered broker-dealer and member of FINRA.
The Distribution Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Funds’ outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of each Fund on 60 days’ written notice when authorized either by a majority vote of a Fund’s shareholders or by vote of a majority of the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).
Distribution Plan
The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act under which the Funds reimburse the Distributor for eligible expenses incurred under the Plan, at an annual rate of up to 0.25% of the average daily net assets of each share class of each Fund. Amounts paid under this reimbursement plan, by the Funds, are paid to the Distributor to reimburse it for costs of the services it provides and the expenses it bears in the distribution of the Funds’ shares, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Funds’ shares to prospective investors; and preparation, printing and distribution of sales literature and advertising materials. Such fee is paid to the Distributor each year only to the extent of such costs and expenses of the Distributor under the Plan actually incurred in that year. In addition, payments to the Distributor under the Plan reimburse the Distributor for payments it makes to selected dealers and administrators which have entered into Service Agreements with the Distributor of periodic fees for services provided to shareholders of the Funds. The services provided by selected dealers pursuant to the Plan are primarily designed to promote the sale of shares of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Funds in servicing such shareholders. The services provided by the administrators pursuant to the Plan are designed to provide support services to the Funds and include establishing and maintaining shareholders’ accounts and records, processing purchase and redemption transactions, answering routine client inquiries regarding the Funds and providing other services to the Funds as may be required. The Rule 12b-1 fee accrual payable for Institutional Class shares for each Fund is currently set at 0.00% through at least February 28, 2028, and any increase to the accrual rate must first be approved by the Board.
Under the Plan, the Trustees will be furnished quarterly with information detailing the amount of expenses paid under the Plan and the purposes for which payments were made. The Plan may be terminated at any time by vote of a majority of the Trustees of the Trust who are not interested persons. Continuation of the Plan is considered by such Trustees no less frequently than annually. With the exception of the Distributor in its capacity as the Funds’ principal underwriter and distribution coordinator, no interested person has or had a direct or indirect financial interest in the Plan or any related agreement.
While there is no assurance that the expenditures of Fund assets to finance distribution of shares will have the anticipated results, the Board believes there is a reasonable likelihood that one or more of such benefits will result, and because the
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Board is in a position to monitor the distribution expenses, it is able to determine the benefit of such expenditures in deciding whether to continue the Plan.
The tables below show the amount of Rule 12b‑1 fees accrued and the allocation of Rule 12b-1 fees paid by Investor Class shares of the Funds for the fiscal year ended October 31, 2024.

Rule 12b-1 fees accrued for 2024
Select Large Cap Value Fund	$74,502
Small Cap Value Fund	$53,340
Large Cap Value Fund	$4,884
Mid Cap Value Fund	$628

Rule 12b-1 Fees Paid for 2024	Advertising /Marketing	Printing /Postage	Payment to Distributor	Payment to Dealers	Compensation to Sales Personnel	Other	Total
Select Large Cap Value Fund	$0	$0	$0	$74,502	$0	$0	$74,502
Small Cap Value Fund	$0	$0	$0	$53,340	$0	$0	$53,340
Large Cap Value Fund	$0	$0	$0	$4,884	$0	$0	$4,884
Mid Cap Value Fund	$0	$0	$0	$628	$0	$0	$628
Shareholder Servicing Plan
The Funds have adopted a Shareholder Servicing Plan (the “Servicing Plan”) with respect to each class of the Fund under which the Adviser will provide, or arrange for others to provide, certain specified shareholder services. Such services include: (1) aggregating and processing purchase and redemption requests and transmitting such orders to the transfer agent; (2) providing shareholders with a service that invests the assets of their accounts in shares of the Funds pursuant to specific or pre-authorized instructions; (3) processing dividend and distribution payments from the Funds on behalf of shareholders; (4) providing information periodically to shareholders showing their positions; (5) arranging for bank wires; (6) responding to shareholder inquiries concerning their investment; (7) providing sub-accounting with respect to shares of the Funds beneficially owned by shareholders or the information necessary for sub-accounting; (8) if required by law, forwarding shareholder communications (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices); and (9) providing similar services as may reasonably be requested.
As compensation for the provision of shareholder services, the Funds will pay the Adviser a monthly fee at an annual rate of up to 0.15% of each Fund’s average daily net assets except for the Institutional Class shares of the Mid Cap Value Fund which has a shareholder servicing plan fee of up to 0.10%. The Adviser will pay certain banks, trust companies, broker-dealers and other financial intermediaries (each, a “Participating Organization”) out of the fees the Adviser receives from the Funds under the Servicing Plan to the extent that the Participating Organization performs shareholder servicing functions for the Funds’ shares owned by its customers. The Servicing Plan fee accrual payable for Institutional Class shares for each Fund, except for the Mid Cap Value Fund, is currently set at 0.00% through at least February 28, 2028. Each Fund’s Investor Class and the Mid Cap Value Fund’s Institutional Class shares incurred shareholder servicing fees in the following amounts for the periods indicated below.
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Fund	Shareholder Servicing Plan Fees Incurred During Fiscal Years Ended October 31,
	2024	2023	2022
Select Large Cap Value Fund - Investor Class	$29,801	$17,531	$8,071
Small Cap Value Fund - Investor Class	$18,168	$17,415	$11,805
Large Cap Value Fund - Investor Class	$0	$0	$0
Mid Cap Value Fund - Investor Class	$0	$0	$1
Mid Cap Value Fund - Institutional Class	$0	$0	$0
MARKETING AND SUPPORT PAYMENTS
The Adviser, out of its own resources and without additional cost to the Funds or their shareholders, may provide additional cash payments or other compensation to certain financial intermediaries who sell shares of the Funds. Such payments may be divided into categories as follows:
Support Payments. Payments may be made by the Adviser to certain financial intermediaries in connection with the eligibility of the Funds to be offered in certain programs and/or in connection with meetings between the Funds’ representatives and financial intermediaries and their sales representatives. Such meetings may be held for various purposes, including providing education and training about the Funds and other general financial topics to assist financial intermediaries’ sales representatives in making informed recommendations to, and decisions on behalf of, their clients.
Entertainment, Conferences and Events. The Adviser also may pay cash or non-cash compensation to sales representatives of financial intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainments; and/or (iii) sponsorship support for the Financial Intermediary’s client seminars and cooperative advertising. In addition, the Adviser pays for exhibit space or sponsorships at regional or national events of financial intermediaries.
The prospect of receiving, or the receipt of additional payments or other compensation as described above by financial intermediaries may provide such intermediaries and/or their salespersons with an incentive to favor sales of shares of the Funds, and other mutual funds whose affiliates make similar compensation available, over sale of shares of mutual funds (or non-mutual fund investments) not making such payments. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to the Fund shares.
SERVICE PROVIDERS
Pursuant to a Fund Administration Servicing Agreement (the “Administration Agreement”) between the Trust and U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”), doing business as U.S. Bank Global Fund Services (“Fund Services”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, Fund Services acts as the Funds’ administrator. Fund Services provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds’ independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Funds with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, Fund Services does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. Additionally, Fund Services provides Chief Compliance Officer (“CCO”) services to the Trust under a separate agreement. The cost for the CCO services is charged to the Funds and allocated by the Board annually.
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For the fiscal years indicated below, the Funds paid the following fees to Fund Services for fund administration services.

	Administration Fees Paid During Fiscal Years Ended October 31,
	2024	2023	2022
Select Large Cap Value Fund	$183,872	$98,991	$72,890
Small Cap Value Fund	$83,908	$81,654	$77,180
Large Cap Value Fund	$48,633	$54,424	$53,501
Mid Cap Value Fund	$47,616	$54,381	$53,422
Fund Services also acts as fund accountant (“Fund Accountant”), transfer agent (“Transfer Agent”) and dividend disbursing agent under separate agreements with the Trust.
Pursuant to a custodian agreement between the Trust and the Funds, U.S. Bank National Association, an affiliate of Fund Services, serves as the custodian of the Funds’ assets (the “Custodian”), whereby the Custodian holds the Funds’ portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties. The Custodian is compensated with an asset-based fee plus transaction fees and is reimbursed for out-of-pocket expenses. The Custodian’s address is 1555 North RiverCenter Drive, Milwaukee, Wisconsin 53212. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Funds. The Custodian and its affiliates may participate in revenue sharing arrangements with service providers of mutual funds in which the Funds may invest.
Tait, Weller & Baker LLP, Two Liberty Place, 50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102, is the independent registered public accounting firm for the Funds, whose services include auditing the Funds’ financial statements and the performance of related tax services.
Sullivan & Worcester LLP (“Sullivan & Worcester”), 1251 Avenue of the Americas, 19th Floor, New York, New York 10020 serves as legal counsel to the Trust and provides counsel on legal matters relating to the Funds. Sullivan & Worcester also serves as independent legal counsel to the Board.
PORTFOLIO MANAGER
Joseph Huber is the portfolio manager responsible for the day-to-day management of the Funds. The following table shows the number of other accounts managed (not including the Funds) by the portfolio manager and the total assets in the accounts managed within various categories as of October 31, 2024.

Type of Accounts	Number of Accounts (excluding the Funds)	Total Assets in the Accounts ($ Million)	Number of Accounts for Which Advisory Fee is Based on Performance	Total Assets in the Accounts ($ Million)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investments	0	$0	0	$0
Other Accounts	8	$147.3	0	$0
Material Conflicts of Interest. The portfolio manager who has day-to-day management responsibilities with respect to other accounts may be presented with potential or actual conflicts of interest.
The management of other accounts may result in the portfolio manager devoting unequal time and attention to the management of the Funds and/or other accounts. In approving the Advisory Agreement, the Board was satisfied that the portfolio manager would be able to devote sufficient attention to the management of the Funds, and that the Adviser seeks to manage such competing interests for the time and attention of the portfolio manager.
With respect to securities transactions for the Funds, the Adviser determines which broker to use to execute each transaction consistent with its duty to seek best execution of the transaction. If the Adviser believes that the purchase or sale of a security is in the best interest of more than one of its clients, it may aggregate the securities to be purchased or sold to obtain favorable execution and/or lower brokerage commissions. The Adviser will allocate securities so purchased or sold in the manner that it considers being equitable and consistent with its fiduciary obligations to its clients.
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The Adviser does not anticipate any conflicts of interest between management of the Funds and other funds and accounts managed by the firm. The Adviser’s brokerage and trading policies ensure that no conflicts arise between transactions involving the Funds and those involving separately managed accounts.
Compensation. The portfolio manager is compensated with a salary and bonus package. The portfolio manager of the Funds is supported by the full research team of the Adviser. Compensation is used to reward, attract and retain high quality investment professionals. An investment professional such as the portfolio manager has a base salary and is eligible for an annual bonus, which may be paid in the form of either cash or stock.
The Adviser believes consistent execution of the proprietary research process results in superior, risk-adjusted portfolio returns. It is the quality of the investment professional’s execution of this process rather than the performance of particular securities that is evaluated in determining compensation. Compensation likewise is not tied to performance of the Funds or separate accounts, specific industries within the funds or separate accounts or to any type of asset or revenue-related objective, other than to the extent that the overall revenues of the Adviser attributable to such factors may affect the size of the Adviser’s overall bonus pool.
Bonuses and salaries for investment professionals are determined by the Chief Executive Officer (the managing member) of the Adviser using tools which may include, but are not limited to, annual evaluations, compensation surveys, feedback from other employees and advice from outside counsel. The amount of the bonus usually is shaped by the total amount of the Adviser’s bonus pool available for the year, which is generally a function of net income, but no investment professional receives a bonus that is a pre-determined percentage of net income.
The portfolio manager does not participate in a company-sponsored retirement plan and receives standard benefits commensurate with the other employees of the Adviser. The portfolio manager does not receive deferred compensation.
Securities Owned in the Funds by Portfolio Manager. As of October 31, 2024, the portfolio manager owned the following securities in the Funds.

Dollar Range of Equity Securities owned in the Funds (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,001 - $1,000,000, Over $1,000,000)
Portfolio Manager	Select Large Cap Value Fund	Small Cap Value Fund	Large Cap Value Fund	Mid Cap Value Fund
Joseph Huber	$100,001-$500,000	$100,001-$500,000	Over $1,000,000	$100,001-$500,000
PORTFOLIO TRANSACTIONS AND BROKERAGE
Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by each Fund and which broker-dealers are eligible to execute each Fund’s portfolio transactions. The purchases and sales of securities in the over-the-counter market will generally be executed by using a broker for the transaction.
Purchases of portfolio securities for each Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities which the Funds will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principal for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.
In placing portfolio transactions, the Adviser will seek best execution. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities, and other factors. The Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by them under their Agreement with the Funds, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of the Funds subject to rules adopted by FINRA.
While it is the Adviser’s general policy to seek best execution first to obtain the most favorable price and execution available, in selecting a broker-dealer to execute portfolio transactions for the Funds when it is determined that more than one broker-dealer can deliver best execution, weight is also given to the ability of a broker-dealer to furnish brokerage and research services as it is defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, to the Funds or to the Adviser, even if the specific services are not directly useful to the Funds and may be useful to the Adviser in advising other clients. In
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negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Funds may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Adviser’s overall responsibilities to the Funds.
Investment decisions for each Fund are made independently from those of other client accounts that may be managed or advised by the Adviser. Nevertheless, it is possible that at times identical securities will be acceptable for both a Fund and one or more of such client accounts. In such event, the position of each Fund and such client accounts in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts seeks to acquire the same security as the Funds at the same time, the Funds may not be able to acquire as large a portion of such security as they desire, or they may have to pay a higher price or obtain a lower yield for such security. Similarly, a Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that a Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Funds are concerned. In other cases, however, it is believed that the ability of the Funds to participate in volume transactions may produce better executions for the Funds.
The Funds do not effect securities transactions through brokers in accordance with any formula, nor do they effect securities transactions through brokers for selling shares of the Funds. However, as stated above, broker-dealers who execute brokerage transactions may effect purchase of shares of the Funds for their customers.
For the fiscal years indicated below, the Funds paid the following in brokerage commissions:

	Aggregate Brokerage Commissions Paid During Fiscal Years Ended October 31,
	2024	2023	2022
Select Large Cap Value Fund	$107,148	$25,134	$17,744
Small Cap Value Fund	$28,971	$22,283	$22,318
Large Cap Value Fund	$3,173	$3,306	$4,113
Mid Cap Value Fund	$5,958	$4,979	$5,550
The table below indicates the portion of each Fund’s aggregate brokerage for the fiscal year ended October 31, 2024 (from the table above) that was directed to brokers who, in addition to providing trade execution, also supplied the Funds with research services.

	Fiscal Year Ended October 31, 2024
	Dollar Value of Securities Traded	Related Soft Dollar Brokerage Commissions
Select Large Cap Value Fund	$272,528,494	$64,600
Small Cap Value Fund	$47,792,161	$12,974
Large Cap Value Fund	$8,262,959	$1,804
Mid Cap Value Fund	$13,471,016	$3,008
During the fiscal year ended October 31, 2024, the Select Large Cap Value Fund owned securities of its regular broker dealers as follows:

Broker/Dealer	Amount
JPMorgan Chase & Co.	$4,046,267
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During the fiscal year ended October 31, 2024, the Large Cap Value Fund owned securities of its regular broker dealers as follows:

Broker/Dealer	Amount
JPMorgan Chase & Co.	$244,112
During the fiscal year ended October 31, 2024, the Small Cap Value Fund and Mid Cap Value Fund did not acquire securities of their regular brokers or dealers.
PURCHASE AND REDEMPTION OF FUND SHARES
Detailed information on the purchase and redemption of shares is included in the Prospectus. Shares of the Funds are sold without a sales charge at the next price calculated after receipt of an order for purchase. In order to purchase shares of the Funds, you must invest the initial minimum investment for the relevant class of shares. However, the Funds reserve the right, in their sole discretion, to waive the minimum initial investment amount for certain investors, or to waive or reduce the minimum initial investment for 401(k)s or other tax-deferred retirement plans. You may purchase shares on any day that the NYSE is open for business by placing orders with the Funds.
The Funds reserve the right to refuse any purchase requests, particularly those that would not be in the best interests of the Funds or their shareholders and could adversely affect the Funds or their operations. This includes those from any individual or group who, in the Funds’ view, is likely to engage in or has a history of excessive trading (usually defined as more than four transactions out of the Funds within a calendar year). Furthermore, the Funds may suspend the right to redeem their shares or postpone the date of payment upon redemption for more than three business days (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (ii) for any period during which an emergency exists as a result of which disposal by the Funds of securities owned by them is not reasonably practicable or it is not reasonably practicable for the Funds fairly to determine the value of their net assets; or (iii) for such other periods as the SEC may permit for the protection of the Funds’ shareholders.
In-Kind Purchases and Redemptions
Payment for shares of the Funds may, in the discretion of the Trust, be made in the form of securities that are permissible investments for the Funds as described in the Prospectus. For further information about this form of payment, contact the Transfer Agent. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Funds and that the Funds receive satisfactory assurances that they will have good and marketable title to the securities received by them; that the securities be in proper form for transfer to the Funds; and that adequate information be provided concerning the basis and other tax matters relating to the securities.
The Trust has elected to be governed by Rule 18f-1 under the 1940 Act so that the Funds are obligated to redeem their shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any shareholder of the Funds. Each Fund has reserved the right to pay the redemption price of its shares in excess of $250,000 or l% of its net asset value either totally or partially, by a distribution in-kind of portfolio securities (instead of cash). The securities distributed in-kind would be readily marketable and would be valued for this purpose using the same method employed in calculating each Fund’s NAV. If a shareholder receives redemption proceeds in-kind, the redemption would be a taxable event and the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.
Each Fund does not intend to hold any significant percentage of its portfolio in illiquid securities, although a Fund, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid. In the unlikely event a Fund were to elect to make an in-kind redemption, the Fund expects that it would follow the Trust protocol of making such distribution by way of a pro rata distribution of securities that are traded on a public securities market or are otherwise considered liquid pursuant to the Fund’s liquidity policies and procedures. Except as otherwise may be approved by the Trustees, the securities that would not be included in an in-kind distribution include (1) unregistered securities which, if distributed, would be required to be registered under the Securities Act of 1933 (the “1933 Act”), as amended; (2) securities issued by entities in countries which (a) restrict or prohibit the holding of securities by non-nationals other than through qualified investment vehicles, such as a fund, or (b) permit transfers of ownership of securities to be effected only by transactions conducted on a local stock exchange; and (3) certain Fund assets that, although they may be liquid and marketable, must be traded through the marketplace or with the counterparty to the transaction in order to effect a change in beneficial ownership.
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DETERMINATION OF NET ASSET VALUE
The NAV of the Funds’ shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally, 4:00 p.m., Eastern Time) each business day. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Juneteenth Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.
The NAV per share is computed by dividing the value of the securities held by a Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in a Fund outstanding at such time.
Generally, the Funds’ investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Funds’ valuation designee pursuant to procedures adopted by the Adviser. The Board has designated the Adviser as its “valuation designee” under Rule 2a-5 of the 1940 Act, subject to its oversight.
The Funds’ securities which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price.
Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market. Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“Nasdaq”) Global Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the Nasdaq Global Market System shall be valued at the most recent sales price.
Debt securities are similarly valued under the valuation designee’s procedures, which may include independent third-party pricing services. Any such pricing service, in determining value, will use information with respect to transactions in the securities being valued, quotations from dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities and yield to maturity information.
In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time the Funds’ NAVs are calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Funds will value foreign securities at fair value, taking into account such events, in calculating the NAVs. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Funds’ NAVs in advance of the time the NAVs are calculated. The Adviser anticipates that the Funds’ portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable or are unavailable.
All other assets of the Funds are valued in such manner as the valuation designee in good faith deems appropriate to reflect their fair value.
TAX MATTERS
Each series of the Trust is treated as a separate entity for federal income tax purposes. Each Fund, as a series of the Trust, has elected and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to comply with all applicable requirements regarding the source of its income, diversification of its assets and the timing and amount of its distributions. The Funds’ policy is to distribute to their shareholders all of the Funds’ net taxable income and any net realized long‑term capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Funds will not be subject to federal income or excise taxes in any year. However, the Funds can give no assurances that distributions will be sufficient to eliminate all taxes in all periods. To avoid the nondeductible 4% Federal excise tax, each Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98.2% of the excess of its realized capital gains over its realized capital losses for the 12‑month period ending on October 31 of such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Funds paid no federal income tax.
In order to qualify as a regulated investment company, a Fund must, among other things, derive at least 90% of its gross income each year from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock or securities or foreign currency gains related to investments in stock or securities, or other income
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(generally including gains from options, futures or forward contracts) derived with respect to the business of investing in stock, securities or currency, and net income derived from an interest in a qualified publicly traded partnership.  A Fund must also satisfy the following two asset diversification tests.  At the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund’s total assets must be represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities being limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of any two or more issuers (other than the securities of other regulated investment companies) that the Fund controls (by owning 20% or more of their outstanding voting stock) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.  A Fund also must distribute each taxable year sufficient dividends to its shareholders to claim a dividends-paid deduction equal to at least the sum of 90% of the Fund’s investment company taxable income before the dividends paid deduction (which generally includes dividends, interest, and the excess of net short-term capital gain over net long-term capital loss) and 90% of the Fund’s net tax-exempt interest, if any.
Net investment income generally consists of interest and dividend income, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforward of a Fund. Capital losses sustained and not used in a taxable year may be carried forward indefinitely to offset capital gain of the Fund in future years.
At October 31, 2024, the Select Large Cap Value Fund had short-term and long-term capital loss carryforwards of $10,381,509 and $14,636, respectively. The Small Cap Value Fund had short-term and long-term capital loss carryforwards of $12,587,741 and $2,851,251, respectively. The Large Cap Value Fund had short-term and long-term capital loss carryforwards of $1,183,287 and $312,831, respectively. The Mid Cap Value Fund had short-term and long-term capital loss carryforwards of $1,058,978 and $218,409, respectively. The capital loss carryforwards in each Fund can be carried over indefinitely to offset future gains.
Distributions of net investment income and net short‑term capital gains are taxable to shareholders as ordinary income. For individual shareholders, a portion of the distributions paid by a Fund may be qualified dividend income eligible under current law for taxation at long-term capital gain rates to the extent a Fund reports the amount distributed as a qualifying dividend and provided that certain holding period requirements are met. In addition, a 3.8% Medicare surtax generally applies to net investment income, which includes dividend income and net capital gains from an investment in a Fund for taxpayers whose adjusted gross income exceeds $200,000 for single filers or $250,000 for married joint filers. In the case of corporate shareholders, a portion of the distributions may qualify for the intercorporate dividends‑received deduction to the extent a Fund reports the amount distributed as a qualifying dividend and provided that certain holding period requirements are met.  The aggregate amount so reported to either individual or corporate shareholders cannot, however, exceed the aggregate amount of qualifying dividends received by a Fund for its taxable year. In view of each Fund’s investment policies, it is expected that dividends from domestic corporations will be part of each Fund’s gross income and that, accordingly, part of the distributions by each Fund may be eligible for qualified dividend income treatment for individual shareholders or for the dividends‑received deduction for corporate shareholders. However, the portion of each Fund’s gross income attributable to qualifying dividends is largely dependent on the Fund’s investment activities for a particular year and therefore cannot be predicted with any certainty. A Fund may have little or no qualified dividend income in some years. Further, the dividends-received deduction may be reduced or eliminated if Fund shares held by a corporate investor are treated as debt‑financed or are held for less than 46 days.
Long‑term capital gain distributions are taxable to shareholders as long‑term capital gains regardless of the length of time a shareholder held his or her Fund shares. Capital gain distributions are not eligible for qualified dividend income treatment or the dividends‑received deduction referred to in the previous paragraph. Distributions of any net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders who choose to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date. Distributions generally are taxable when received or deemed to be received.  However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31 of the prior year. Distributions are includable in alternative minimum taxable income in computing liability for the alternative minimum tax of a shareholder who is an individual. There is no requirement that the Funds take into consideration any tax implications when implementing their investment strategies. Shareholders should note that the Funds may make taxable distributions of income and capital gains even when share values have declined.
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For taxable years beginning after 2017 and before 2025, non-corporate taxpayers generally may deduct 20% of “qualified business income” derived either directly or through partnerships or S corporations. For this purpose, “qualified business income” generally includes ordinary real estate investment trust (“REIT”) dividends and income derived from master limited partnership (“MLP”) investments. Non-corporate shareholders can claim the qualified business income deduction with respect to REIT dividends received by the Fund if the Fund meets certain holding period and reporting requirements. There is currently no mechanism for a Fund, to the extent that a Fund invests in MLPs, to pass through to non-corporate shareholders the character of income derived from MLP investments so as to allow such shareholders to claim this deduction. It is uncertain whether future legislation or other guidance will enable a Fund to pass through to non-corporate shareholders the ability to claim this deduction.
The Funds may be subject to foreign taxes on income earned with respect to securities of foreign corporations. Based on the principal investment strategies of the fund, it is not expected that the Fund will be eligible to pass through to shareholders any credits or deductions with respect to such foreign taxes.
Redemption of Fund shares may result in recognition of a taxable gain or loss. Any loss realized upon redemption or sale of shares within six months from the date of their purchase will be treated as a long‑term capital loss to the extent of any amounts treated as distributions of long‑term capital gains during such six‑month period. Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent shares of the same Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.
Under the Code, the Funds will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of exempt shareholders, which includes most corporations. Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax at a rate under section 3406 of the Code, in the case of non‑exempt shareholders who fail to furnish the Funds with their Social Security or taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Funds with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal income tax liability if proper documentation is provided. The Funds reserve the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.
The Foreign Account Tax Compliance Act (“FATCA”)
A 30% withholding tax on a Fund’s ordinary income distributions generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. If applicable, withholding under FATCA is required generally with respect to ordinary income distributions from a Fund. If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the Internal Revenue Service to obtain the benefits of such exemption or reduction. The Funds will not pay any additional amounts in respect to amounts withheld under FATCA. You should consult your tax advisor regarding the effect of FATCA based on your individual circumstances.
This discussion and the related discussion in the Prospectus have been prepared by Fund management. The information above is only a summary of some of the tax considerations generally affecting the Funds and their shareholders. No attempt has been made to discuss individual tax consequences and this discussion should not be construed as applicable to all shareholders’ tax situations. Investors should consult their own tax advisers to determine the suitability of the Funds and the applicability of any state, local or foreign taxation. Sullivan & Worcester LLP has expressed no opinion in respect thereof.
DIVIDENDS AND DISTRIBUTIONS
The Funds will generally receive income in the form of dividends and interest earned on their investments in securities. This income, less the expenses incurred in operations, is a Fund’s net investment income, substantially all of which will be declared as dividends to the Fund’s shareholders.
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The amount of income dividend payments by a Fund is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. The Funds do not pay “interest” or guarantee any fixed rate of return on an investment in their shares.
The Funds also may derive capital gains or losses in connection with sales or other dispositions of their portfolio securities. Any net gain the Funds may realize from dispositions involving investments held less than the period required for long‑term capital gain or loss recognition or otherwise producing short‑term capital gains and losses (taking into account any carryover of capital losses from previous taxable years), although a distribution from capital gains, will be distributed to shareholders with and as a part of dividends giving rise to ordinary income. If during any year a Fund realizes a net gain on transactions involving investments held more than the period required for long‑term gain or loss recognition or otherwise producing long‑term capital gains and losses, the Fund will have a net long‑term capital gain. After deduction of the amount of any net short‑term capital loss, the balance (to the extent not offset by any capital losses carried over from previous taxable years) will be distributed and treated as long‑term capital gains in the hands of the shareholders regardless of the length of time a Fund’s shares may have been held by the shareholders. For more information concerning applicable capital gains tax rates, see your tax adviser.
Any dividend or distribution paid by a Fund reduces the Fund’s NAV per share on the date paid by the amount of the dividend or distribution per share. Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes.
Dividends and other distributions will be made in the form of additional shares of a Fund unless the shareholder has otherwise indicated. Dividends will be taxable whether received in cash or in additional shares. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the Transfer Agent by telephone or in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the Transfer Agent has received the written request.
ANTI-MONEY LAUNDERING PROGRAM
The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.
Procedures to implement the Program include, but are not limited to, determining that the Funds’ Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or legal entity whose identity and beneficial owners, if applicable, cannot be adequately verified under the provisions of the USA PATRIOT Act.
GENERAL INFORMATION
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Funds. Each share represents an interest in a Fund proportionately equal to the interest of each other share. Upon a Fund’s liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.
With respect to the Funds, the Trust may offer more than one class of shares. The Trust has adopted a Multiple Class Plan pursuant to Rule 18f-3 under the 1940 Act, detailing the attributes of each class of a Fund and reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. Currently, each Fund offers two classes of shares: Investor Class and Institutional Class.
The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre‑emptive or conversion rights. Shares, when issued, are fully paid and non‑assessable, except as set forth below. Shareholders are entitled to one vote for each share
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held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class.
The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. The Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two‑thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series’ or class’ outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series’ or class’ shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.
The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.
The Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.
Rule 18f‑2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.
FINANCIAL STATEMENTS
The Form N-CSR for the Funds for the fiscal year ended October 31, 2024, is a separate document supplied upon request and the financial statements, accompanying notes and reports of the independent registered public accounting firm appearing therein are incorporated by reference into this SAI.
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APPENDIX A
Description of Ratings
SHORT-TERM RATINGS
S&P Global Ratings Short-Term Issue Credit Ratings
An S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion evaluates the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.
Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.
Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.
Short-Term Issue Credit Ratings
A-1
A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2
A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3
A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B
A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
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A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
C
A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D
A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Dual Ratings
S&P assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).
Local Currency and Foreign Currency Risks
Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.
Moody’s Investors Service, Inc. Short-Term Debt Ratings
Short-Term Ratings
Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
Prime-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
Prime-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
Prime-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP
Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
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Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.
Moody’s Investors Service, Inc.: Corporate Bond Ratings
Aaa--Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
Moody’s applies numerical modifiers “1,” “2” and “3” to both the Aaa and Aa rating classifications. The modifier “1” indicates that the security ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates that the issue ranks in the lower end of its generic rating category.
A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
S&P Global Ratings Corporate Bond Ratings
AAA--This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.
AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.
A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.
BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.
Commercial Paper Ratings
Moody’s commercial paper ratings are assessments of the issuer’s ability to repay punctually promissory obligations. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1--highest quality; Prime 2--higher quality; Prime 3--high quality.
An S&P commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest.
Issues assigned the highest rating, A, are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers “1”, “2” and “3” to indicate the relative degree of safety. The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A “+” designation is applied to those issues rated “A-1” which possess extremely strong safety characteristics. Capacity for timely payment on issues with the designation “A-2” is strong. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying the designation “A-3” have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.
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